As filed with the Securities and Exchange
                Commission on January 30, 2003


                                                   File Nos. 33-7812
                                                            811-0479

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549



                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933

                   Pre-Effective Amendment No.


                        Post-Effective Amendment No. 31     X


                              and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF l940


                              Amendment No. 33               X

               ALLIANCE MUNICIPAL INCOME FUND, INC.
        (Exact Name of Registrant as Specified in Charter)

      1345 Avenue of the Americas, New York, New York 10105
        (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code:
                          (800) 221-5672


                      EDMUND P. BERGAN, JR.
                 Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                     New York, New York l0105
             (Name and address of agent for service)


                   Copies of communications to:
                       Patricia A. Poglinco
                       Seward & Kissel LLP
                      One Battery Park Plaza
                     New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)

        _____ immediately upon filing pursuant to paragraph (b)
          X   on January 30, 2003 pursuant to paragraph (b)
        -----
        _____ 60 days after filing pursuant to paragraph (a)
        _____ on (date) pursuant to paragraph (a)
        _____ 75 days after filing pursuant to paragraph (a)(2)
        _____ on (date) pursuant to paragraph (a)(2) of Rule 485.

Alliance
Municipal
Income
Portfolios

The Alliance Municipal Income Portfolios seek to provide the highest level of income exempt from federal and state tax that is available without assuming undue risk.


Prospectus

February 1, 2003


     Alliance Municipal Portfolios

     >  National Portfolio
     >  Insured National Portfolio
     >  California Portfolio
     >  Insured California Portfolio
     >  Arizona Portfolio
     >  Florida Portfolio
     >  Massachusetts Portfolio
     >  Michigan Portfolio
     >  Minnesota Portfolio
     >  New Jersey Portfolio
     >  New York Portfolio
     >  Ohio Portfolio
     >  Pennsylvania Portfolio
     >  Virginia Portfolio

     Alliance Intermediate Municipal Portfolios

     >  Intermediate Diversified Municipal Portfolio
     >  Intermediate California Municipal Portfolio
     >  Intermediate New York Municipal Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
                                                       Alliance Capital[LOGO](R)

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                            Page

RISK/RETURN SUMMARY .......................................................    3

Investment Objectives, and Principal Policies and Risks ...................    4
Performance and Bar Chart Information .....................................    5
Summary of Principal Risks ................................................   22

FEES AND EXPENSES OF THE PORTFOLIOS .......................................   23

GLOSSARY ..................................................................   26

DESCRIPTION OF THE PORTFOLIOS .............................................   27

Investment Objectives .....................................................   27
Principal Policies ........................................................   27
Description of Additional Investment Practices ............................   30
Additional Risk Considerations ............................................   35

MANAGEMENT OF THE PORTFOLIOS ..............................................   35

PURCHASE AND SALE OF SHARES ...............................................   36

How The Portfolios Value Their Shares .....................................   36
How To Buy Shares .........................................................   36
How To Exchange Shares ....................................................   36
How To Sell Shares ........................................................   37

DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................   37

DISTRIBUTION ARRANGEMENTS .................................................   39

GENERAL INFORMATION .......................................................   40

FINANCIAL HIGHLIGHTS ......................................................   41


The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY


The following is a summary of certain key information about the Alliance Municipal Income Portfolios. The Alliance Municipal Portfolios and the Alliance Intermediate Municipal Portfolios are together referred to in this Prospectus as the "Portfolios." You will find additional information about each Portfolio, including a detailed description of the risks of an investment in each Portfolio, after this Summary.


The Risk/Return Summary describes the Portfolios' objectives, principal investment policies, principal risks and fees. The Summary includes a short discussion of some of the principal risks of investing in each Portfolio. A further discussion of these and other risks begins on page 22.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest.

INVESTMENT OBJECTIVES AND
PRINCIPAL POLICIES AND RISKS

Investment Objectives

Alliance Municipal Portfolios:


The investment objective of each Alliance Municipal Portfolio, except the Insured California Portfolio, is to earn the highest level of current income, exempt from Federal and state taxation to the extent described in this Prospectus, that is available without assuming what Alliance considers to be undue risk, by investing principally in high-yielding, predominantly medium quality, municipal securities. The investment objective of the Insured California Portfolio is to provide as high a level of current income, exempt from Federal income tax and California personal income tax as is consistent with preservation of capital.


Alliance Intermediate Municipal Portfolios:

The investment objective of each Alliance Intermediate Municipal Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes).

Principal Policies

Alliance Municipal Portfolios:

Each Alliance Municipal Portfolio pursues its objective by investing principally in high-yielding, predominantly medium quality, municipal securities with interest that is exempt from federal income tax, although these securities may pay interest that is subject to the federal Alternative Minumum tax ("AMT") for certain taxpayers. The Insured National Portfolio and the Insured California Portfolio invest principally in municipal securities paying interest that is wholly exempt from federal income taxes, including the AMT ("AMT-Exempt bonds") whereas the other Alliance Municipal Portfolios may invest without limit in municipal securities paying interest subject to AMT ("AMT-Subject bonds"). The average weighted maturity of the securities in each Alliance Municipal Portfolio will normally range between 10 and 30 years.

Each of the Alliance Municipal Portfolios that invest in a named state (the "State Portfolios"), pursues its objective by investing principally in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state's income tax. In addition, each State Portfolio is non-diversified.

Each of the Insured National Portfolio and the Insured California Portfolio also pursues its objective by investing primarily in insured securities.

Each Alliance Municipal Portfolio also may invest in:

o zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities; and


o     derivatives, such as options, futures, forwards, and swap transactions.


Alliance Intermediate Municipal Portfolios:


Each Alliance Intermediate Municipal Portfolio pursues its objective by investing principally in municipal securities rated A or better by national rating agencies and comparably rated municipal notes. Each of the Intermediate New York Municipal Portfolio and the Intermediate California Municipal Portfolio (the "Intermediate State Portfolios") also principally invests in a portfolio of municipal securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax. Each Alliance Intermediate Municipal Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Each Intermediate State Portfolio is non-diversified.


Each Alliance Intermediate Municipal Portfolio also may invest in:

o lower-rated fixed-income securities (securities rated BB or B by national rating agencies); and


o     derivatives, such as options, futures, forwards and swap transactions.


Principal Risks: The principal risks of investing in each Portfolio are interest rate risk, credit risk, municipal market risk and derivatives risk. In addition, the State Portfolios and Intermediate State Portfolios are subject to non-diversification risk. These risks are described below.

PERFORMANCE AND BAR CHART INFORMATION


For each Alliance Municipal Portfolio, the performance table shows the Portfolio's average annual total returns before and (for Class A shares) after taxes and the bar chart shows the Portfolio's annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:


o how the Portfolio's average annual total returns, before and (for Class A shares) after taxes, for one, five and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

o changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

A Portfolio's past performance, before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

National Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                         1         5         10
                                       Year      Years     Years**
--------------------------------------------------------------------------------
Class      Return Before Taxes        -0.40%     2.67%      5.06%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions         -0.45%     2.53%      4.87%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                    1.75%     3.06%      5.02%
--------------------------------------------------------------------------------
Class B    Return Before Taxes         0.37%     2.86%      5.05%
--------------------------------------------------------------------------------
Class C    Return Before Taxes         2.34%     2.86%      4.80%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                                  9.60%     6.06%      6.71%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 1/4/93 and Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratios of Class B and Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99      00      01       02
--------------------------------------------------------------------------------
 13.32   -9.64   22.27   4.33   10.00   5.72    -5.89    9.77    4.85     4.03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.35%, 1st quarter, 1995; and Worst Quarter was down -7.66%, 1st quarter, 1994.

Insured National Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                       1         5         10
                                     Year      Years     Years**
--------------------------------------------------------------------------------
Class      Return Before Taxes       2.33%     3.47%      5.51%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions        2.30%     3.25%      5.11%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                  3.15%     3.52%      5.17%
--------------------------------------------------------------------------------
Class B    Return Before Taxes       3.32%     3.64%      5.49%
--------------------------------------------------------------------------------
Class C    Return Before Taxes       5.21%     3.64%      5.23%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                                9.60%     6.06%      6.71%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 1/4/93 and Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratios of Class B and Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01       02
--------------------------------------------------------------------------------
 13.04  -9.20   22.45    4.60   9.66    5.62    -6.61   12.05    4.80     6.92

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.33%, 1st quarter, 1995; and Worst Quarter was down -7.29%, 1st quarter, 1994.

California Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                    1          5        10
                                   Year      Years    Years**
--------------------------------------------------------------------------------
Class      Return Before Taxes     2.62%     3.88%     5.82%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      2.54%     3.81%     5.76%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                3.52%     4.03%     5.71%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     3.57%     4.07%     5.78%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     5.47%     4.07%     5.53%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.71%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 1/4/93 and Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratios of Class B and Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
 12.90 -10.10   23.95    4.36   10.89   6.35    -3.30   10.14    4.07    7.22

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.85%, 1st quarter, 1995; and Worst Quarter was down -7.24%, 1st quarter, 1994.

Insured California Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5        10
                                   Year      Years    Years**
--------------------------------------------------------------------------------
Class      Return Before Taxes     4.02%     4.52%     5.81%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      3.90%     4.34%     5.56%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                4.13%     4.38%     5.48%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     4.75%     4.65%     5.75%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     6.67%     4.65%     5.48%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.71%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 1/4/93 and Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratios of Class B and Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
 13.13 -11.03   24.16    2.57   10.03   6.12    -4.73   14.53    2.86    8.60

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.90%, 1st quarter, 1995; and Worst Quarter was down -8.75%, 1st quarter, 1994.

Arizona Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5      Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     2.28%     4.55%     6.27%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      2.19%     4.48%     6.12%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                3.22%     4.59%     6.03%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     3.10%     4.74%     6.29%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     5.10%     4.74%     6.07%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     7.05%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 6/1/94.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
  n/a    n/a    18.11    5.18   10.47   7.29    -2.42   10.72    5.42    6.79

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 8.18%, 1st quarter, 1995; and Worst Quarter was down -2.74%,1st quarter, 1996.

Florida Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                    1          5      Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     3.32%     4.35%     5.44%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      3.32%     4.32%     5.42%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                4.03%     4.47%     5.41%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     4.21%     4.54%     5.43%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     6.21%     4.54%     5.16%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.30%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 6/25/93.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
  n/a   -11.77   24.37   4.00   10.78   6.22    -3.81   10.61    5.99    7.86

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.73%, 1st quarter, 1995; and Worst Quarter was down -10.14%, 1st quarter, 1994.

Massachusetts Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5      Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     1.66%     3.90%     6.66%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      1.59%     3.82%     6.39%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                2.91%     4.06%     6.32%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     2.48%     4.10%     6.69%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     4.48%     4.10%     6.46%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.97%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 3/29/94.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
  n/a    n/a    18.63    8.00   11.82   6.79    -4.65   11.93    4.65    6.18

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 7.69%, 1st quarter, 1995; and Worst Quarter was down -2.54%, 4th quarter, 1999.

Michigan Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5      Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     3.68%     5.01%     6.50%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      3.57%     4.88%     6.17%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                4.04%     4.88%     6.07%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     4.42%     5.17%     6.51%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     6.42%     5.17%     6.27%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.40%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 2/25/94.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
  n/a    n/a    24.02    4.78   11.49   6.41    -2.89   12.52    5.91    8.24

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.14%, 1st quarter, 1995; and Worst Quarter was down -2.93%, 1st quarter, 1996.

Minnesota Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                    1         5       Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     2.44%     4.41%     5.21%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      2.38%     4.36%     5.18%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                3.33%     4.49%     5.19%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     3.14%     4.57%     5.19%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     5.13%     4.58%     4.93%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.30%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 6/25/93.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
-------------------------------------------------------------------------------
  n/a   -8.78   17.81    4.70   10.05   6.56    -3.05   11.60    5.08    6.98

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 7.94%, 1st quarter, 1995; and Worst Quarter was down -8.37%, 1st quarter, 1994.

New Jersey Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5      Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     0.43%     3.34%     4.82%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      0.33%     3.30%     4.78%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                2.06%     3.62%     4.87%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     1.17%     3.50%     4.81%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     3.17%     3.52%     4.54%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.30%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 6/25/93.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
  n/a   -10.13  21.48    4.02   10.22   7.05    -4.52   11.10    3.32    4.91

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 8.82%, 1st quarter, 1995; and Worst Quarter was down -8.92%, 1st quarter, 1994.

New York Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5         10
                                   Year      Years     Years**
--------------------------------------------------------------------------------
Class      Return Before Taxes     2.11%     3.68%     5.48%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      2.07%     3.63%     5.43%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                3.28%     3.91%     5.45%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     2.64%     3.81%     5.44%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     4.64%     3.80%     5.16%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.71%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 1/4/93 and Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
12.76   -10.13  21.22    4.25   11.20   5.89    -4.12   11.12    3.98    6.63

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 8.93%, 1st quarter, 1995; and Worst Quarter was down -7.52%, 1st quarter, 1994.

Ohio Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5       Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     1.40%     3.65%     5.04%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      1.35%     3.62%     5.01%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                2.81%     3.90%     5.07%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     2.21%     3.84%     5.03%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     4.21%     3.83%     4.77%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.30%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 6/25/93.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
 n/a    -10.36   20.07   4.62   11.65   5.99    -3.71   10.29    4.80    5.92

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.29%, 1st quarter, 1995; and Worst Quarter was down -9.32%, 1st quarter, 1994.

Pennsylvania Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5      Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     2.74%     4.24%     5.58%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      2.69%     4.18%     5.53%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                3.58%     4.33%     5.49%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     3.54%     4.43%     5.57%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     5.54%     4.43%     5.30%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.30%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 6/25/93.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
 n/a    -9.83   22.07    5.64   10.60   6.36    -4.97   10.85    6.98    7.27

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.78%, 1st quarter, 1995; and Worst Quarter was down -8.15%, 1st quarter, 1994.

Virginia Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5      Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     3.42%     4.36%     6.51%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      3.36%     4.28%     6.19%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                3.98%     4.43%     6.14%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     4.29%     4.55%     6.54%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     6.29%     4.55%     6.31%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.94%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 4/29/94.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99      00      01      02
--------------------------------------------------------------------------------
 n/a      n/a   20.15    7.17   11.52   7.08    -2.46    9.31    4.87    8.01

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.26%, 1st quarter, 1995; and Worst Quarter was down -1.25%, 3rd quarter, 1999.

Intermediate Diversified Municipal Portfolio
--------------------------------------------------------------------------------

The returns shown below in the Performance Table (before and after taxes) and Bar Chart are for the Portfolio's Diversified Municipal Class which is not offered in this Prospectus but would have substantially similar annual returns as the Portfolio's Class A, Class B and Class C shares because the shares are invested in the same portfolio of securities. The annual returns would differ only to the extent that the Portfolio's Class A, Class B and Class C shares do not have the same expenses.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                            1         5         10
                                          Year      Years      Years
--------------------------------------------------------------------------------
Diversified    Return Before Taxes        6.79%     5.00%      5.36%
Municipal      -----------------------------------------------------------------
Class*         Return After Taxes
                 on Distributions         6.78%     4.94%      5.28%
               -----------------------------------------------------------------
               Return After Taxes on
                 Distributions and
                 Sale of Portfolio
                 Shares                   5.71%     4.80%      5.15%
--------------------------------------------------------------------------------
Lehman         (reflects no
Brothers         deduction for
Five Year        fees, expenses,
General          or taxes)
Obligation
Municipal
Bond Index                                9.00%     5.80%      5.85%
--------------------------------------------------------------------------------


*     After-tax Returns:
      - Are shown for the Portfolio's Diversified Municipal Class shares only and will vary for the Class A, Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Diversified Municipal Class shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
 8.44   -2.52   12.97    3.64   6.68    4.62     0.45    7.81    5.49    6.97

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 5.03%, 1st quarter, 1995; and Worst Quarter was down -2.82%, 1st quarter, 1994.

Intermediate California Municipal Portfolio
--------------------------------------------------------------------------------

The returns shown below in the Performance Table (before and after taxes) and Bar Chart are for the Portfolio's California Municipal Class which is not offered in this Prospectus but would have substantially similar annual returns as the Portfolio's Class A, Class B and Class C shares because the shares are invested in the same portfolio of securities. The annual returns would differ only to the extent that the Portfolio's Class A, Class B and Class C shares do not have the same expenses.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                          1         5         10
                                        Year      Years      Years
--------------------------------------------------------------------------------
California      Return Before Taxes     5.81%     4.76%      5.19%
Municipal       ----------------------------------------------------------------
Class*          Return After Taxes
                  on Distributions      5.81%     4.68%      5.11%
                ----------------------------------------------------------------
                Return After Taxes on
                  Distributions and
                  Sale of Portfolio
                  Shares                4.95%     4.55%      4.97%
--------------------------------------------------------------------------------
Lehman          (reflects no
Brothers          deduction for
Five Year         fees, expenses,
General           or taxes)
Obligation
Municipal
Bond Index                              9.00%     5.80%      5.85%
--------------------------------------------------------------------------------


*     After-tax Returns:
      - Are shown for the Portfolio's California Municipal Class shares only and will vary for the Class A, Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's California Municipal Class shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
 8.25   -3.15   13.72    3.72   6.34    5.12    -0.06   8.53     4.57    5.81

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 5.48%, 1st quarter, 1995; and Worst Quarter was down -2.88%, 1st quarter, 1994.

Intermediate New York Municipal Portfolio
--------------------------------------------------------------------------------

The returns shown below in the Performance Table (before and after taxes) and Bar Chart are for the Portfolio's New York Municipal Class which is not offered in this Prospectus but would have substantially similar annual returns as the Portfolio's Class A, Class B and Class C shares because the shares are invested in the same portfolio of securities. The annual returns would differ only to the extent that the Portfolio's Class A, Class B and Class C shares do not have the same expenses.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                         1         5       10
                                       Year      Years    Years
--------------------------------------------------------------------------------
New York       Return Before Taxes     7.28%     5.00%     5.34%
Municipal      -----------------------------------------------------------------
Class*         Return After Taxes
                 on Distributions      7.27%     4.94%     5.25%
               -----------------------------------------------------------------
               Return After Taxes on
                 Distributions and
                 Sale of Portfolio
                 Shares                5.98%     4.81%     5.14%
--------------------------------------------------------------------------------
Lehman         (reflects no
Brothers         deduction for
Five Year        fees, expenses,
General          or taxes)
Obligation
Municipal
Bond Index                             9.00%     5.80%     5.85%
--------------------------------------------------------------------------------


*     After-tax Returns:
      - Are shown for the Portfolio's New York Municipal Class shares only and will vary for the Class A, Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's New York Municipal Class shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
 8.56   -2.55   12.97    3.53   6.54    5.21    -0.03   8.20     4.54    7.28

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 4.87%, 1st quarter, 1995; and Worst Quarter was down -2.90%, 1st quarter, 1994.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a particular Portfolio's investments as a whole. All of the Portfolios are subject to these risks and could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

o Interest Rate Risk. This is the risk that changes in interest rates will affect the value of a Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of a Portfolio's investments to decline. Many municipal securities have call features that allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. A Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at lower yield.


      The Portfolios experience increased interest rate risk to the extent they invest in:


      --    lower rated securities or comparable unrated securities;

      --    debt securities with longer maturities;

      -- debt securities paying no current interest, such as zero coupon securities; or

      -- debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

o Credit Risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

o Municipal Market Risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the State Portfolios and Intermediate State Portfolios may invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political, regulatory occurrences or terrorism. To the extent that the National Portfolio or the Intermediate Diversified Municipal Portfolio invest in a particular state's municipal securities, these Portfolios are subject to the same risks. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

o Non-Diversification Risk. Concentration of investments in a small number of securities tends to increase risks. The State Portfolios and Intermediate State Portfolios are not "diversified." This means they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

o Derivatives Risk. The Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as inverse floating rate instruments and reverse repurchase agreements may result in leverage, which can make the Portfolios more volatile and can compound other risks.

o Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. All of the Portfolios, particularly the State Portfolios and Intermediate State Portfolios, are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent a Portfolio invests in debt securities whose sale may be restricted by law or by contract.


o Management Risk. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                            Class A Shares       Class B Shares          Class C Shares
                                                            --------------       --------------          ---------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                         4.25%                None                     None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)                    None                 3.0%*                    1.0**

Exchange Fee                                                None                 None                     None



--------------------------------------------------------------------------------

* Class B Shares of every Portfolio automatically convert to Class A Shares after 6 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 3rd year.
**    For Class C shares, the CDSC is 0% after the first year.


ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other portfolios. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                 Annual Operating Expenses                                                   Examples
-----------------------------------------------------------    --------------------------------------------------------------------
National Portfolio            Class A    Class B    Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                              -------    -------    -------                      -------  --------   ---------  --------  ---------
  Management Fees                .63%       .63%       .63%    After 1st Yr       $  489   $  437     $  137     $  237    $  137
  Distribution (12b-1) Fees      .30%      1.00%      1.00%    After 3 Yrs. (c)   $  711   $  616     $  516     $  514    $  514
  Other Expenses                 .14%       .14%       .13%    After 5 Yrs. (c)   $  951   $  920     $  920     $  916    $  916
                               -----      -----       ----     After 10 Yrs. (c)  $1,639   $1,694(a)  $1,694(a)  $2,039    $2,039
  Total Portfolio
    Operating Expenses          1.07%      1.77%      1.76%
                               =====      =====       ====
  Waiver and/or Expense
    Reimbursement (b)           (.42)%     (.42)%     (.41)%
                               =====      =====       ====
  Net Expenses                   .65%      1.35%      1.35%
                               =====      =====       ====


Insured National
Portfolio                     Class A    Class B    Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                              -------    -------    -------                      -------  --------   ---------  --------  ---------
  Management Fees                .62%       .62%       .62%    After 1st Yr       $  524   $  475     $  175     $  274    $  174
  Distribution (12b-1) Fees      .30%      1.00%      1.00%    After 3 Yrs. (c)   $  757   $  667     $  567     $  564    $  564
  Other Expenses                 .21%       .22%       .21%    After 5 Yrs. (c)   $1,010   $  984     $  984     $  979    $  979
                               -----      -----       ----     After 10 Yrs. (c)  $1,731   $1,792(a)  $1,792(a)  $2,138    $2,138
  Total Portfolio
    Operating Expenses          1.13%      1.84%      1.83%
                               =====      =====       ====
  Waiver and/or Expense
    Reimbursement (b)           (.12)%     (.12)%     (.12)%
                               =====      =====       ====
  Net Expenses                  1.01%      1.72%      1.71%
                               =====      =====       ====


California Portfolio          Class A    Class B    Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                              -------    -------    -------                      -------  --------   ---------  --------  ---------
  Management Fees                .63%       .63%       .63%    After 1st Yr       $  499   $  449     $  149     $  249    $  149
  Distribution (12b-1) Fees      .30%      1.00%      1.00%    After 3 Yrs. (c)   $  709   $  617     $  517     $  514    $  514
  Other Expenses                 .08%       .09%       .08%    After 5 Yrs. (c)   $  936   $  909     $  909     $  905    $  905
                               -----      -----       ----     After 10 Yrs. (c)  $1,587   $1,647(a)  $1,647(a)  $1,999    $1,999
  Total Portfolio
    Operating Expenses          1.01%      1.72%      1.71%
                               =====      =====       ====
  Waiver and/or Expense
    Reimbursement (b)           (.25)%     (.26)%     (.25)%
                               =====      =====       ====
  Net Expenses                   .76%      1.46%      1.46%
                               =====      =====       ====


--------------------------------------------------------------------------------

+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a)   Assumes Class B shares convert to Class A shares after 6 years.
(b) Alliance has contractually agreed to waive a portion of its advisory fee and/or reimburse the Portfolio for a portion of its operating expenses to the extent necessary to maintain the Portfolio's distribution rate, as determined from time to time by the Board of Directors (the "Distribution Rate"). This waiver extends through the Portfolio's current fiscal year and may be extended by Alliance for additional one-year terms. The table reflects the current level of this waiver/reimbursement. The amount of this waiver/reimbursement may vary from time to time as is necessary to maintain the Distribution Rate.
(c) These examples assume that Alliance's agreement to waive management fees and/or bear Portfolio operating expenses is not extended beyond its current period.

              Annual Operating Expenses                                                   Examples
------------------------------------------------------  ----------------------------------------------------------------------

Insured California
Portfolio                    Class A  Class B  Class C                    Class A  Class B+    Class B++   Class C+  Class C++
                             -------  -------  -------                    -------  --------    ---------   --------  ---------
  Management Fees              .55%     .55%     .55%   After 1st Yr       $  526   $  476      $  176      $  276    $  176
  Distribution (12b-1) Fees    .30%    1.00%    1.00%   After 3 Yrs        $  739   $  645      $  545      $  545    $  545
  Other Expenses               .18%     .18%     .18%   After 5 Yrs        $  969   $  939      $  939      $  939    $  939
                             -----    -----    -----    After 10 Yrs       $1,631   $1,686(a)   $1,686(a)   $2,041    $2,041
  Total Portfolio
    Operating Expenses        1.03%    1.73%    1.73%
                             =====    =====    =====


Arizona Portfolio            Class A  Class B  Class C                    Class A  Class B+    Class B++   Class C+  Class C++
                             -------  -------  -------                    -------  --------    ---------   --------  ---------
Management Fees                .63%     .63%     .63%   After 1st Yr       $  501   $  451      $  151      $  251    $  151
  Distribution (12b-1) Fees    .30%    1.00%    1.00%   After 3 Yrs. (c)   $  734   $  639      $  539      $  539    $  539
  Other Expenses               .19%     .19%     .19%   After 5 Yrs. (c)   $  984   $  954      $  954      $  954    $  954
                             -----    -----    -----    After 10 Yrs. (c)  $1,701   $1,756(a)   $1,756(a)   $2,109    $2,109
  Total Portfolio
    Operating Expenses        1.12%    1.82%    1.82%
                             =====    =====    =====
  Waiver and/or Expense
    Reimbursement (b)         (.34)%   (.34)%   (.34)%
                             =====    =====    =====
Net Expenses                   .78%    1.48%    1.48%
                             =====    =====    =====


Florida Portfolio            Class A  Class B  Class C                    Class A  Class B+    Class B++   Class C+  Class C++
                             -------  -------  -------                    -------  --------    ---------   --------  ---------
  Management Fees              .63%     .63%     .63%   After 1st Yr       $  501   $  451      $  151      $  251    $  151
  Distribution (12b-1) Fees    .30%    1.00%    1.00%   After 3 Yrs. (c)   $  727   $  633      $  533      $  533    $  533
  Other Expenses               .16%     .16%     .16%   After 5 Yrs. (c)   $  972   $  941      $  941      $  941    $  941
  Total Portfolio                                       After 10 Yrs. (c)  $1,671   $1,726(a)   $1,726(a)   $2,080    $2,080
    Operating Expenses        1.09%    1.79%    1.79%
                             =====    =====    =====
   Waiver and/or Expense
    Reimbursement (b)         (.31)%   (.31)%   (.31)%
                             =====    =====    =====
   Net Expenses                .78%    1.48%    1.48%
                             =====    =====    =====


Massachusetts Portfolio      Class A  Class B  Class C                    Class A  Class B+    Class B++   Class C+  Class C++
                             -------  -------  -------                    -------  --------    ---------   --------  ---------
  Management Fees              .63%     .63%     .63%   After 1st Yr       $  505   $  455      $  155      $  255    $  155
  Distribution (12b-1) Fees    .30%    1.00%    1.00%   After 3 Yrs. (c)   $  737   $  645      $  545      $  543    $  543
  Other Expenses               .19%     .20%     .19%   After 5 Yrs. (c)   $  988   $  961      $  961      $  957    $  957
                             -----    -----    -----    After 10 Yrs. (c)  $1,705   $1,765(a)   $1,765(a)   $2,113    $2,113
  Total Portfolio
    Operating Expenses        1.12%    1.83%    1.82%
                             =====    =====    =====
  Waiver and/or Expense
    Reimbursement (b)         (.30)%   (.31)%   (.30)%
                             =====    =====    =====
  Net Expenses                 .82%    1.52%    1.52%
                             =====    =====    =====


Michigan Portfolio           Class A  Class B  Class C                    Class A  Class B+    Class B++   Class C+  Class C++
                             -------  -------  -------                    -------  --------    ---------   --------  ---------
  Management Fees              .63%     .63%     .63%   After 1st Yr       $  524   $  474      $  174      $  274    $  174
  Distribution (12b-1) Fees    .30%    1.00%    1.00%   After 3 Yrs. (c)   $  774   $  683      $  583      $  585    $  585
  Other Expenses               .28%     .29%     .30%   After 5 Yrs. (c)   $1,043   $1,017      $1,017      $1,022    $1,022
                             -----    -----    -----    After 10 Yrs. (c)  $1,812   $1,872(a)   $1,872(a)   $2,236    $2,236
  Total Portfolio
    Operating Expenses        1.21%    1.92%    1.93%
                             =====    =====    =====
  Waiver and/or Expense
    Reimbursement (b)         (.20)%   (.21)%   (.22)%
                             =====    =====    =====
Net Expenses                  1.01%    1.71%    1.71%
                             =====    =====    =====


Minnesota Portfolio          Class A  Class B  Class C                    Class A  Class B+    Class B++   Class C+  Class C++
                             -------  -------  -------                    -------  --------    ---------   --------  ---------
  Management Fees              .63%     .63%     .63%   After 1st Yr       $  513   $  463      $  163      $  263    $  163
  Distribution (12b-1) Fees    .30%    1.00%    1.00%   After 3 Yrs. (c)   $  780   $  687      $  587      $  587    $  587
  Other Expenses               .36%     .36%     .36%   After 5 Yrs. (c)   $1,067   $1,037      $1,037      $1,037    $1,037
                             -----    -----    -----    After 10 Yrs. (c)  $1,883   $1,938(a)   $1,938(a)   $2,285    $2,285
  Total Portfolio
    Operating Expenses        1.29%    1.99%    1.99%
                             =====    =====    =====
  Waiver and/or Expense
    Reimbursement (b)         (.39)%   (.39)%   (.39)%
                             =====    =====    =====
  Net Expenses                 .90%    1.60%    1.60%
                             =====    =====    =====


--------------------------------------------------------------------------------

+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a)   Assumes Class B shares convert to Class A shares after 6 years.
(b) Alliance has contractually agreed to waive a portion of its advisory fee and/or reimburse the Portfolio for a portion of its operating expenses to the extent necessary to maintain the Portfolio's distribution rate, as determined from time to time by the Board of Directors (the "Distribution Rate"). This waiver extends through the Portfolio's current fiscal year and may be extended by Alliance for additional one-year terms. The table reflects the current level of this waiver/reimbursement. The amount of this waiver/reimbursement may vary from time to time as is necessary to maintain the Distribution Rate.
(c) These examples assume that Alliance's agreement to waive management fees and/or bear Portfolio operating expenses is not extended beyond its current period.

                Annual Operating Expenses                                                   Examples
--------------------------------------------------------   -----------------------------------------------------------------------
New Jersey Portfolio         Class A   Class B   Class C                      Class A   Class B+   Class B++   Class C+  Class C++
                             -------   -------   -------                      -------   --------   ---------   --------  ---------
  Management Fees               .63%      .63%      .63%   After 1st Yr        $  510    $  460     $  160      $  260    $  160
  Distribution (12b-1) Fees     .30%     1.00%     1.00%   After 3 Yrs. (c)    $  740    $  648     $  548      $  546    $  546
  Other Expenses                .18%      .19%      .18%   After 5 Yrs. (c)    $  988    $  962     $  962      $  958    $  958
                              -----     -----     -----    After 10 Yrs. (c)   $1,699    $1,759(a)  $1,759(a)   $2,107    $2,107
  Total Portfolio
    Operating Expenses         1.11%     1.82%     1.81%
                              =====     =====     =====
  Waiver and/or Expense
    Reimbursement (b)          (.24)%    (.25)%    (.24)%
                              =====     =====     =====
  Net Expenses                  .87%     1.57%     1.57%
                              =====     =====     =====


New York Portfolio           Class A   Class B   Class C                      Class A   Class B+   Class B++   Class C+  Class C++
                             -------   -------   -------                      -------   --------   ---------   --------  ---------
  Management Fees               .63%      .63%      .63%   After 1st Yr        $  482    $  431     $  131      $  231    $  131
  Distribution (12b-1) Fees     .30%     1.00%     1.00%   After 3 Yrs. (c)    $  700    $  613     $  513      $  510    $  510
  Other Expenses                .12%      .15%      .14%   After 5 Yrs. (c)    $  936    $  919     $  919      $  914    $  914
                              -----     -----     -----    After 10 Yrs. (c)   $1,612    $1,684(a)  $1,684(a)   $2,044    $2,044
  Total Portfolio
    Operating Expenses         1.05%     1.78%     1.77%
                              =====     =====     =====
  Waiver and/or Expense
    Reimbursement (b)          (.47)%    (.49)%    (.48)%
                              =====     =====     =====
  Net Expenses                  .58%     1.29%     1.29%
                              =====     =====     =====


Ohio Portfolio               Class A   Class B   Class C                      Class A   Class B+   Class B++   Class C+  Class C++
                             -------   -------   -------                      -------   --------   ---------   --------  ---------
  Management Fees               .63%      .63%      .63%   After 1st Yr        $  508    $  458     $  158      $  258    $  158
  Distribution (12b-1) Fees     .30%     1.00%     1.00%   After 3 Yrs. (c)    $  746    $  653     $  553      $  553    $  553
  Other Expenses                .22%      .22%      .22%   After 5 Yrs. (c)    $1,003    $  973     $  973      $  973    $  973
                              -----     -----     -----    After 10 Yrs. (c)   $1,738    $1,793(a)  $1,793(a)   $2,145    $2,145
  Total Portfolio
    Operating Expenses         1.15%     1.85%     1.85%
                              =====     =====     =====
  Waiver and/or Expense
    Reimbursement (b)          (.30)%    (.30)%    (.30)%
                              =====     =====     =====
  Net Expenses                  .85%     1.55%     1.55%
                              =====     =====     =====


Pennsylvania Portfolio       Class A   Class B   Class C                      Class A   Class B+   Class B++   Class C+  Class C++
                             -------   -------   -------                      -------   --------   ---------   --------  ---------
  Management Fees               .63%      .63%      .63%   After 1st Yr        $  518    $  468     $  168      $  268    $  168
  Distribution (12b-1) Fees     .30%     1.00%     1.00%   After 3 Yrs. (c)    $  752    $  660     $  560      $  558    $  558
  Other Expenses                .20%      .21%      .20%   After 5 Yrs. (c)    $1,004    $  978     $  978      $  974    $  974
                              -----     -----     -----    After 10 Yrs. (c)   $1,726    $1,786(a)  $1,786(a)   $2,133    $2,133
  Total Portfolio
    Operating Expenses         1.13%     1.84%     1.83%
                              =====     =====     =====
  Waiver and/or Expense
    Reimbursement (b)          (.18)%    (.19)%    (.18)%
                              =====     =====     =====
  Net Expenses                  .95%     1.65%     1.65%
                              =====     =====     =====


Virginia Portfolio           Class A   Class B   Class C                      Class A   Class B+   Class B++   Class C+  Class C++
                             -------   -------   -------                      -------   --------   ---------   --------  ---------
  Management Fees               .63%      .63%      .63%   After 1st Yr        $  495    $  445     $  145      $  245    $  145
  Distribution (12b-1) Fees     .30%     1.00%     1.00%   After 3 Yrs. (c)    $  734    $  642     $  542      $  542    $  542
  Other Expenses                .22%      .23%      .23%   After 5 Yrs. (c)    $  991    $  965     $  965      $  965    $  965
                              -----     -----     -----    After 10 Yrs. (c)   $1,726    $1,787(a)  $1,787(a)   $2,144    $2,144
  Total Portfolio
    Operating Expenses         1.15%     1.86%     1.86%
                              =====     =====     =====
  Waiver and/or Expense
    Reimbursement (b)          (.43)%    (.44)%    (.44)%
                              =====     =====     =====
  Net Expenses                  .72%     1.42%     1.42%
                              =====     =====     =====


--------------------------------------------------------------------------------

+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a)   Assumes Class B shares convert to Class A shares after 6 years.
(b) Alliance has contractually agreed to waive a portion of its advisory fee and/or reimburse the Portfolio for a portion of its operating expenses to the extent necessary to maintain the Portfolio's distribution rate, as determined from time to time by the Board of Directors (the "Distribution Rate"). This waiver extends through the Portfolio's current fiscal year and may be extended by Alliance for additional one-year terms. The table reflects the current level of this waiver/reimbursement. The amount of this waiver/reimbursement may vary from time to time as is necessary to maintain the Distribution Rate.
(c) These examples assume that Alliance's agreement to waive management fees and/or bear Portfolio operating expenses is not extended beyond its current period.

                Annual Operating Expenses                                                Examples
-------------------------------------------------------   ---------------------------------------------------------------------

Intermediate Diversified
Municipal Portfolio           Class A  Class B  Class C                    Class A  Class B+    Class B++   Class C+  Class C++
                              -------  -------  -------                    -------  --------    ---------   --------  ---------
  Management Fees               .48%     .48%     .48%    After 1st Year    $  517   $  468      $  168      $  268    $  168
  Distribution (12b-1) Fees     .30%    1.00%    1.00%    After 3 Years     $  712   $  620      $  520      $  520    $  520
  Other Expenses                .16%     .17%     .17%    After 5 Years     $  923   $  897      $  897      $  897    $  897
                               ----    -----    -----     After 10 Years    $1,531   $1,591(a)   $1,591(a)   $1,955    $1,955
  Total Portfolio
    Operating Expenses          .94%    1.65%    1.65%
                               ====    =====    =====


Intermediate California
Municipal Portfolio          Class A   Class B  Class C                   Class A  Class B+    Class B++   Class C+  Class C++
                             -------   -------  -------                   -------  --------    ---------   --------  ---------
  Management Fees               .50%     .50%     .50%   After 1st Year    $  520   $  471      $  171      $  271    $  171
  Distribution (12b-1) Fees     .30%    1.00%    1.00%   After 3 Years     $  721   $  630      $  530      $  530    $  530
  Other Expenses                .17%     .18%     .18%   After 5 Years     $  938   $  913      $  913      $  913    $  913
                               ----    -----    -----    After 10 Years    $1,564   $1,625(a)   $1,625(a)   $1,987    $1,987
  Total Portfolio
    Operating Expenses          .97%    1.68%    1.68%
                               ====    =====    =====


Intermediate New York
Municipal Portfolio          Class A   Class B  Class C                   Class A  Class B+    Class B++   Class C+  Class C++
                             -------   -------  -------                   -------  --------    ---------   --------  ---------
  Management Fees               .50%     .50%     .50%   After 1st Year    $  518   $  470      $  170      $  269    $  169
  Distribution (12b-1) Fees     .30%    1.00%    1.00%   After 3 Years     $  715   $  626      $  526      $  523    $  523
  Other Expenses                .15%     .17%     .17%   After 5 Years     $  928   $  907      $  907      $  902    $  902
                               ----    -----    -----    After 10 Years    $1,542   $1,609(a)   $1,609(a)   $1,965    $1,965
  Total Portfolio
    Operating Expenses          .95%    1.67%    1.66%
                               ====    =====    =====


--------------------------------------------------------------------------------

+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a)   Assumes Class B shares convert to Class A shares after 6 years.



--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

AMT-Exempt bonds are municipal securities with interest that is not subject to the AMT.

AMT-Subject bonds are municipal securities with interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

Bonds are fixed, floating and variable rate debt obligations and may include zero coupon securities.

High Quality Commercial Notes are commercial notes rated MIG-2 (or VMIG-2) or higher by Moody's or SP-2 or higher by S&P.

Insured Securities are municipal securities that are insured as to the payment of principal and interest.

Lower-rated municipal securities are municipal securities rated Ba or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Medium-quality municipal securities are municipal securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch, or determined by Alliance to be of equivalent quality.

Municipal securities are debt obligations issued by (i) in the case of the National, Intermediate Diversified Municipal and Insured National Portfolios, states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations and (ii) in the case of each of the State Portfolios and Intermediate State Portfolios, the named state and its respective political subdivisions, agencies and instrumentalities. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

Zero coupon securities are bonds, notes and other debt securities issued without interest coupons.

COMPANIES AND RATING AGENCIES


Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Moody's is Moody's Investors Service, Inc.


S&P is Standard & Poor's Ratings Services.

OTHER

AMT is the federal alternative minimum tax.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

1940 Act is the Investment Company Act of 1940, as amended.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives and principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:


o Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices and Additional Risk Considerations following this section.


o Additional descriptions of each Portfolio's strategies, investments and risks, as well as other strategies and investments not described below, may be found in the Portfolio's Statement of Additional Information or SAI.


o Except as noted, (i) the Portfolios' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolios' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities held by a Portfolio after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.


INVESTMENT OBJECTIVES

Alliance Municipal Portfolios:


The investment objective of each Alliance Municipal Portfolio, other than the Insured California Portfolio, is to earn the highest level of current income, exempt from Federal and state taxation to the extent described in this Prospectus, that is available without assuming what Alliance considers to be undue risk, by investing principally in high-yielding, predominantly medium quality, municipal securities. The investment objective of the Insured California Portfolio is to provide as high a level of current income, exempt from Federal income tax and California personal income tax as is consistent with preservation of capital.


Alliance Intermediate Municipal Portfolios:

The investment objective of each Alliance Intermediate Municipal Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes). The investment objectives of the Alliance Intermediate Municipal Portfolios are not fundamental.

PRINCIPAL POLICIES

Alliance Municipal Portfolios:

As a matter of fundamental policy, each Alliance Municipal Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest which is exempt from federal income tax (including AMT for the Insured National Portfolio and Insured California Portfolio). For purposes of this policy, net assets include any borrowings for investment purposes. Each Alliance Municipal Portfolio invests at least 75% of its total assets in municipal securities rated Baa or higher by Moody's or BBB or higher by S&P or Fitch, or, if unrated, determined by Alliance to be of equivalent quality. The average dollar weighted maturity of the securities in each Alliance Municipal Portfolio will normally range between 10 and 30 years.

Each Alliance Municipal Portfolio also may invest up to 35% of its total assets in zero coupon securities.

National and Insured National Portfolios. The Insured National Portfolio also invests, under normal circumstances, at least 80% of its net assets in insured securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. As a matter of fundamental policy, the Insured National Portfolio, under normal circumstances, invests at least 65% of its total assets in insured securities. The National and Insured National Portfolios may invest 25% or more of their total assets in municipal securities whose issuers are located in the same state. The National Portfolio invests principally in, and is permitted to invest without limit in, AMT-Subject bonds and the Insured National Portfolio invests principally in AMT-Exempt bonds.

State Portfolios. As a matter of fundamental policy, each State Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state's income tax, or in the case of Florida, the Florida intangible personal property tax. For purposes of this policy, net assets include any borrowings for investment purposes. Each State Portfolio is non-diversified and, except for the Insured California Portfolio, may invest without limit in AMT-Subject bonds.

The Insured California Portfolio invests, under normal circumstances, at least 80% of its net assets in insured securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. As a matter of fundamental policy, the Insured California Portfolio, under normal circumstances, invests at least 65% of its total assets in insured securities.

Each State Portfolio may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if the municipal securities generate interest exempt from federal income tax and personal income tax (or the Florida intangible personal property tax) in the named state. When Alliance believes that municipal securities of the named state that meet a State Portfolio's quality standards are not available, any State Portfolio may invest up to 20% of its total assets in securities whose interest payments are only federally tax-exempt.

Alliance Intermediate Municipal Portfolios:

As a matter of fundamental policy, each Alliance Intermediate Municipal Portfolio invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, each of the Intermediate State Portfolios invests, under normal circumstances, at least 80% of its net assets in municipal securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax. For purposes of these policies, net assets include any borrowings for investment purposes. Each Intermediate State Portfolio is non-diversified.

The Intermediate Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.


Each Alliance Intermediate Municipal Portfolio will invest at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated municipal notes.

Each Alliance Intermediate Municipal Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around 5 years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% should interest rates fall 1%. In managing an Alliance Intermediate Municipal Portfolio, Alliance may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. Alliance may moderately shorten the average duration of an Alliance Intermediate Municipal Portfolio when Alliance expects interest rates to rise and modestly lengthen average duration when Alliance anticipates that rates will fall.


Each Alliance Intermediate Municipal Portfolio also may:

      -- invest up to 20% of its total assets in fixed-income securities rated below investment grade (BB or B by national rating agencies);

      -- invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in Alliance's opinion, these securities will enhance the after-tax return for the Portfolio's investors;

      -- invest in certain types of mortgage-related securities such as "Interest Only" (IO) or "Principal Only" (PO) securities, and

      --    use derivatives, such as options, futures, forwards and swaps.

Municipal Securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.


Municipal securities are typically classified as either "general obligation" or "revenue" (or "special tax") bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each Alliance Municipal Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolios may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.


Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, a Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

The high tax-free yields sought by the Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that normally no Alliance Municipal Portfolio will retain a municipal security downgraded below Caa by Moody's and CCC by S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. Alliance may, however, choose to retain such a security if it determines that doing so is in the best interests of the Alliance Municipal Portfolio and its shareholders; provided, however, that securities subject to such a downgrade will at no time comprise more than 10% of a Portfolio's net assets. No Alliance Intermediate Municipal Portfolio will retain a security downgraded below B by Moody's, S&P and Fitch.

Unrated municipal securities may be purchased by a Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.


As of the following Portfolios' fiscal years ended in 2002, the percentages of the Portfolios' total assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by Alliance to be of equivalent quality to such ratings, and the percentage of the Portfolios' net assets invested in AMT-Subject bonds, were as follows:

                                                     BELOW      AMT-
                                                  INVESTMENT   SUBJECT
PORTFOLIO         AAA      AA       A        BBB     GRADE      BONDS
---------         ---      --       -        ---     -----      -----

Alliance
Municipal
Portfolios:

National          40%       9%      18%      17%      16%        43%

Insured
  National        72       21        2       --        5          0

Arizona           53       11        7       13       16         24

California        46        9       10       11       23         40

Insured
  California      87        2        8       --        3          0

Florida           42        8       14       14       22         45

Massachusetts     52       16        4       16       12         41

Michigan          57        6       16        6       15         20

Minnesota         49       20       21        4        5         37

New Jersey        60        8       14       12        5         47

New York          36       22       32        4        6         39

Ohio              50        3       18       19        9         42

Pennsylvania      36       23        9       16       15         44

Virginia          32       25       16        8       19         55

Alliance
Intermediate
Municipal
Portfolios:

Intermediate
  Diversified
  Municipal       58%      23%      10%       6%       5%        12%

Intermediate
  California
  Municipal       75       11       11        3        2         12

Intermediate
  New York
  Municipal       61       22       14        4        1          9

In recent years, California began a large scale deregulation of its power utility industry. One aspect of this deregulation is a mandatory cap on energy prices that California utilities can charge to their customers. Recent significant increases in the market cost of energy purchased by many California utilities has caused these utilities to come under financial pressures, as they have been unable to pass these increased costs to their customers. As a result, many power utilities experienced difficulty purchasing sufficient energy to meet demand and difficulty paying their suppliers. Some California utilities have suspended debt service payments on outstanding debt or payments to suppliers. The California Portfolio holds municipal securities issued by two utility companies that have experienced these difficulties: Pacific Gas and Electric ("PG&E") and Southern California Edison ("SCE"), two of the largest California utility companies. The municipal securities owned by the California Portfolio are pollution control bonds which are secured as to the ultimate payment of principal by first mortgage bonds backed by substantially all of the real property and assets of PG&E and SCE. To date, all interest payments on these bonds have been made. Alliance believes that the current value of this collateral is substantially in excess of the issuer's obligations on the bonds. The California Portfolio's interests in the bonds ranks equally with the interests of the other secured bond holders. As of December 31, 2002, PG&E and SCE comprised, respectively, approximately 6.90% and 1.41% of the California Portfolio's total assets.

On April 6, 2001 PG&E filed a voluntary petition of relief under Chapter 11 of the Bankruptcy Code. SCE has been able to avert bankruptcy and its financial condition has improved. Moody's and S&P's current ratings of PG&E and SCE's long term secured debt are, for PG&E, B3 from Moody's and CCC from S&P and, for SCE, Ba2 and BB. Although California state officials and the utilities are continuing to attempt to find a solution to the electricity supply and pricing problems, it is unclear at this time how the credit ratings of these municipal securities will be affected. Alliance continues to monitor this situation.

All Portfolios may use derivatives, such as options, futures, forwards and swap transactions, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Each Portfolio also may invest in municipal securities that have fixed, variable, floating, or inverse floating rates of interest.


Insurance Feature of the Insured National and Insured California Portfolios. The Insured National Portfolio and Insured California Portfolio normally invest at least 80% of their net assets in insured securities. Based upon the expected composition of each of the Insured National Portfolio and Insured California Portfolios, Alliance estimates that the annual premiums for insurance will range from .12 of 1% to .75 of 1% of the average net assets of each Portfolio. Although the insurance feature reduces certain financial risks, the premiums for insurance, which are paid from each of the Portfolio's assets, will reduce their current yields. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional credit support. While insurance for municipal securities held by the Insured National Portfolio and Insured California Portfolio reduces credit risk by insuring that the Portfolios will receive payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates or other factors.

The Insured National Portfolio and Insured California Portfolio may obtain insurance on their municipal securities or purchase insured municipal securities covered by policies issued by any insurer having a claims-paying ability rated A or higher by Moody's, S&P or Fitch. No more than 25% of each Portfolio's total assets may be invested in insured municipal securities covered by policies issued by insurers having a claims-paying ability rated below AA by Moody's, S&P or Fitch.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes certain of the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section. There can be no assurance that at any given time a Portfolio will engage in any of these derivative or other practices.

Derivatives. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.


o Swaps--A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

      The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Alliance Municipal Portfolios will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent), and, with respect to the Alliance Intermediate Municipal Portfolios, the highest rating category of at least one nationally recognized statistical rating organization, or, in either case, counterparties with guarantors with debt securities having such ratings.


Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described below under "Variable, Floating and Inverse Floating Rate Instruments." No Alliance Intermediate Municipal Portfolio will invest more than 20% of its total assets in these investments.

The judicious use of derivatives by highly-experienced investment managers, such as Alliance, can be quite beneficial. Derivatives, however, involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

o Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

o Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates, or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios. The following describes specific derivatives that one or more of the Portfolios may use.


Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.


Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. There are no specific limitations on the writing and purchasing of options by the Alliance Municipal Portfolios. No Alliance Intermediate Municipal Portfolio will write any option if immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.


A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Alliance Municipal Portfolios will write uncovered call or put options. The Alliance Intermediate Municipal Portfolios will write only covered options or other derivatives or financial instruments. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.


The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

An Alliance Municipal Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." An Alliance Municipal Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved from other hedging strategies.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities or U.S. Government securities and contracts based on any index of municipal securities or U.S. Government securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes. The Alliance Intermediate Municipal Portfolios may invest in options on futures contracts also to manage the effective maturity or duration of fixed-income securities. No Alliance Municipal Portfolio will enter into a futures contract or option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Portfolio and the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of its total assets. No Alliance Intermediate Municipal Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Alliance Intermediate Municipal Portfolios may also enter into these transactions as a duration management technique. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.


There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. No Alliance Intermediate Municipal Portfolio will use swaps to leverage the Portfolio. Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.


Forward Commitments. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by an Alliance Municipal Portfolio if, as a result, the Portfolio's aggregate forward commitments under such transactions would be more than 20% of its total assets.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Loans of Portfolio Securities. Each Alliance Intermediate Municipal Portfolio may make secured loans of its portfolio securities up to 30% of its total assets to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The

Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan of portfolio securities.

Variable, Floating and Inverse Floating Rate Instruments. Fixed-income securities may have fixed, variable, or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

Each Portfolio may invest in Variable Rate Demand Notes (VRDN) which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Portfolio may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of rising interest rates, and increase more rapidly during periods of falling interest rates, than those of fixed-rate securities.

Zero Coupon Securities. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Illiquid Securities. Each Portfolio will limit its investments in illiquid securities to 15% (10% for the National Portfolio, Insured National Portfolio, New York Portfolio, California Portfolio, and Insured California Portfolio) of its net assets. Illiquid securities generally include, (i) direct placements or other securities for which there is no readily available market (e.g. when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Repurchase Agreements. A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

Temporary Defensive Position. For temporary defensive purposes when business or financial conditions warrant, each Portfolio may invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S. Government securities or repurchase agreements). While the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objective.

Portfolio Turnover. The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities, however, are substantially less than those for equivalent dollar values of equity securities.

ADDITIONAL RISK CONSIDERATIONS

Municipal Securities. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities held by a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Investments in Lower-Rated Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, Alliance will attempt to identify issuers of lower-rated securities whose financial condition are adequate to meet future obligations, has improved, or is expected to improve in the future.

Leverage. When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Each Portfolio may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

Unrated Securities. Alliance also will consider investments in unrated securities for a Portfolio when Alliance believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

Non-diversified Status. Each of the State Portfolios and Intermediate State Portfolios is a "non-diversified" investment company, which means the Portfolio may invest more of its assets in a relatively smaller number of issuers. Because each State Portfolio and Intermediate State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios and Intermediate State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. Each Portfolio's SAI provides specific information about the state in which a Portfolio invests.

--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

Investment Adviser and Portfolio Manager


Each Portfolio's Adviser is Alliance Capital Management L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international adviser supervising client accounts with assets as of December 31, 2002 totaling approximately $386 billion (of which approximately $140 billion represented assets of investment companies). As of September 30, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 126 separate investment portfolios, currently have approximately 7 million shareholder accounts.


Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance as a percentage of average daily net assets:


                                      Fee as a
                                    percentage of
                                    average daily          Fiscal
Portfolio                            net assets*         Year Ending
--------                           --------------       ------------
Alliance Municipal
Portfolios:
National Portfolio .............        .20%              10/31/02
Insured National
  Portfolio ....................        .50%              10/31/02
California Portfolio ...........        .38%              10/31/02
Insured California
  Portfolio ....................        .55%              10/31/02
Arizona Portfolio ..............        .29%               9/30/02
Florida Portfolio ..............        .32%               9/30/02
Massachusetts
  Portfolio ....................        .33%               9/30/02
Michigan Portfolio .............        .51%               9/30/02
Minnesota Portfolio ............        .35%               9/30/02
New Jersey Portfolio ...........        .38%               9/30/02
New York Portfolio .............        .15%              10/31/02
Ohio Portfolio .................        .33%               9/30/02
Pennsylvania Portfolio .........        .45%               9/30/02
Virginia Portfolio .............        .26%               9/30/02

                                      Fee as a
                                    percentage of
                                    average daily          Fiscal
Portfolio                            net assets*         Year Ending
--------                           --------------       ------------
Alliance Intermediate
Municipal Portfolios:
Intermediate Diversified
  Municipal Portfolio ..........         .48%              9/30/02
Intermediate California
  Municipal Portfolio ..........         .50%              9/30/02
Intermediate New York
  Municipal Portfolio ..........         .50%              9/30/02


--------------------------------------------------------------------------------

* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

The employees of Alliance principally responsible for each Alliance Municipal Portfolio's investment program are Mr. David M. Dowden, and Mr. Terrance T. Hults. Messrs. Dowden and Hults have served in this capacity for each Alliance Municipal Portfolio since 1994 and 1995, respectively. Mr. Dowden is a Vice President of ACMC with which he has been associated since 1994. Mr. Hults is a Vice President of ACMC with which he has been associated since 1995.

Investment decisions for each Alliance Intermediate Municipal Portfolio are made by Investment Policy Groups of Alliance employees. No one person is primarily responsible for making recommendations to the Investment Policy Groups.

The Portfolios' SAIs have more detailed information about Alliance and other Portfolio service providers.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, each Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Portfolios' directors believe accurately reflect fair market value.

Your order for the purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Portfolio. Your purchase of Portfolio shares may be subject to an initial sales charge. Sales of Portfolio shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.

HOW TO BUY SHARES

You may purchase shares of any of the Portfolios through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Portfolios' principal underwriter, Alliance Fund Distributors, Inc., or AFD.

           Minimum investment amounts are:

           o Initial:                                   $1,000

           o Subsequent:                                $   50

           o Automatic Investment Program:              $   25

If you are an existing Portfolio shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application or the Shareholder Options form. Call (800) 221-5672 to arrange a transfer from your bank account.


Each Portfolio is required to withhold 30% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Portfolio with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

Each Portfolio may refuse any order to purchase shares. In particular, the Portfolios reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.


HOW TO EXCHANGE SHARES


You may exchange your Portfolio shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Portfolios may modify, restrict, or terminate the exchange service on 60 days' written notice.


HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).


o     Selling Shares Through Your Financial Representative


Your financial representative must receive your sales request before 4:00 p.m., Eastern time, and submit it to the Portfolio by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your financial representative is responsible for submitting all necessary documentation to the Portfolio and may charge you for this service.

o     Selling Shares Directly To A Portfolio

By Mail:

      -- Send a signed letter of instruction or stock power form, along with your certificates, to:


                     Alliance Global Investor Services, Inc.
                                 P.O. Box 786003
                           San Antonio, TX 78278-6003
                                 1-800-221-5672

      --    For certified or overnight deliveries, send to:

                     Alliance Global Investor Services, Inc.
                             8000 IH 10 W, 4th Floor
                              San Antonio, TX 78230


      -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signature. Stock power forms are available from your financial intermediary, Alliance Global Investor Services, Inc. ("AGIS"), and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone request must be made by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.


      -- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.


      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Portfolios declare dividends on their shares on each business day from the Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Portfolio pays dividends on its shares after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day after that day. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend or distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

Taxes


Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which all Portfolios (other than the Insured National Portfolio and Insured

California Portfolio) invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of its distributions is eligible for the dividends-received deduction available to corporations.


Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of a Portfolio.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

The Portfolios anticipate that substantially all of their dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions that are exempt from federal income taxes. The Portfolios will report annually to shareholders the percentage and source of interest earned by a Portfolio that is exempt from federal income tax and, except in the case of the National Portfolio, Insured National Portfolio and Intermediate Diversified Municipal Portfolio, relevant state and local personal income taxes and, in the case of the Florida Portfolio, the portion of the net asset value of such Portfolio that is exempt from Florida intangible personal property tax.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

State Portfolios and Intermediate State Portfolios:

Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for purposes of the Arizona income tax.

California, Insured California and Intermediate California Municipal Portfolios. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from California personal income tax.

Florida Portfolio. It is anticipated that Portfolio shares will be exempt from the Florida intangible personal property tax. Florida does not impose an individual income tax. Dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the state personal and fiduciary income taxes at capital gains tax rates. Distributions paid to corporate shareholders are subject to the Massachusetts corporate excise tax.

Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income, intangible and single business taxes and from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. Government securities, including capital gains distributions, are subject to Michigan income and single business taxes.

Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Certain individuals may be subject to the Minnesota alternative minimum tax on distributions attributable to Portfolio income from AMT-Subject bonds. Distributions to corporate shareholders are subject to the Minnesota franchise tax.

New Jersey Portfolio. It is anticipated that substantially all of the income dividends and capital gains distributions paid by the Portfolio to individuals and fiduciaries will be exempt from the New Jersey personal income tax. Exempt interest-dividends paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax.


New York Portfolio and Intermediate New York Municipal Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolios will be exempt from New York State and New York City personal and fiduciary income taxes. Distributions of capital gains will be subject to these taxes. Interest on indebtedness incurred to buy or carry shares of the Portfolios generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.


Ohio Portfolio. It is anticipated that substantially all distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio franchise tax. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes (a tax which no county imposes at present). Distributions of capital gains will be subject to Pennsylvania individual, fiduciary and corporate income taxes but will not be taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.


Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------


Share Classes. The Portfolios offer three classes of shares through this Prospectus.


CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at NAV with an initial sales charge, as follows:

                                Initial Sales Charge
                                --------------------
                                                         Commission
                                                             to
                                as % of                 Dealer/Agent
                                  Net        as % of       as % of
                                Amount      Offering      Offering
Amount Purchased               Invested       Price         Price
-----------------             ----------   -----------  ------------
Up to $100,000                    4.44%        4.25%         4.00%
$100,000 up to $250,000           3.36         3.25          3.00
$250,000 up to $500,000           2.30         2.25          2.00
$500,000 up to $1,000,000         1.78         1.75          1.50


You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but you may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Portfolio's Combined Purchase Privilege, Cumulative Quantity Discount (Right of Accumulation), Statement of Intention, Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and the SAI about these options.


CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B shares at NAV without an initial sales charge. A Portfolio will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 3 years of purchase. The CDSC varies depending on the number of years that you hold the shares. The CDSC amounts are:

                      Year Since Purchase            CDSC
                      ------------------            ------

                       First                            3%

                       Second                           2%

                       Third                            1%

                       Fourth                         None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase Class C shares at NAV without any initial sales charge. The Portfolio will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1 year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Portfolio.

Asset-Based Sales Charge or Rule 12b-1 Fees. Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio's shares is:

                                         Rule 12b-1 Fee
                                        (as a percent of
                                        aggregate average
                                        daily net assets)
                                       -------------------
           Class A                              .30%
           Class B                             1.00%
           Class C                             1.00%

Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to financial intermediaries

Choosing a Class of Shares. The decision as to which class is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge, as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Portfolio shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Portfolios may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bi-monthly, or quarterly systematic withdrawal plan. See the Portfolio's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Portfolio, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Portfolio reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.


Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number,
(800)-221-5672. Some services are described in the Subscription Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call (800)-227-4618.


Householding. Many shareholders of the Alliance Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all Alliance Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the independent auditors of the National Portfolio, Insured National Portfolio, California Portfolio, Insured California Portfolio, Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, New York Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio, and by PricewaterhouseCoopers LLP, the independent accountants of the Intermediate Diversified Municipal Portfolio, Intermediate California Municipal Portfolio and Intermediate New York Municipal Portfolio, whose reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request.

                                          Income from Investment Operations           Less Dividends and Distributions
                                      -----------------------------------------  ------------------------------------------
                                                      Net Gains
                           Net Asset      Net        or Losses on                Dividends   Distributions
                             Value,    Investment    Investments     Total from   from Net    in Excess of   Distributions
                           Beginning     Income     (both realized   Investment  Investment  Net Investment      from
  Fiscal Year or Period    of Period   (Loss)+(a)   and unrealized)  Operations    Income        Income      Capital Gains
  ---------------------    ---------  ------------  ---------------  ----------  ----------  --------------  -------------
National Portfolio
  Class A
  Year ended 10/31/02 ...    $10.34     $ 0.54          $(0.53)        $ 0.01      $(0.54)       $(0.01)         $ 0.00
  Year ended 10/31/01 ...     10.14       0.54            0.21           0.75       (0.54)        (0.01)           0.00
  Year ended 10/31/00 ...     10.02       0.55            0.12           0.67       (0.55)         0.00            0.00
  Year ended 10/31/99 ...     11.09       0.52           (0.93)         (0.41)      (0.52)        (0.04)          (0.10)
  Year ended 10/31/98 ...     10.94       0.55            0.18           0.73       (0.55)        (0.03)           0.00
  Class B
  Year ended 10/31/02 ...    $10.33     $ 0.46          $(0.52)        $(0.06)     $(0.47)       $(0.01)         $ 0.00
  Year ended 10/31/01 ...     10.13       0.47            0.21           0.68       (0.47)        (0.01)           0.00
  Year ended 10/31/00 ...     10.00       0.48            0.13           0.61       (0.48)         0.00            0.00
  Year ended 10/31/99 ...     11.08       0.44           (0.93)         (0.49)      (0.44)        (0.05)          (0.10)
  Year ended 10/31/98 ...     10.94       0.46            0.19           0.65       (0.46)        (0.05)           0.00
  Class C
  Year ended 10/31/02 ...    $10.34     $ 0.47          $(0.54)        $(0.07)     $(0.47)       $(0.01)         $ 0.00
  Year ended 10/31/01 ...     10.13       0.47            0.22           0.69       (0.47)        (0.01)           0.00
  Year ended 10/31/00 ...     10.00       0.48            0.13           0.61       (0.48)         0.00            0.00
  Year ended 10/31/99 ...     11.08       0.45           (0.94)         (0.49)      (0.45)        (0.04)          (0.10)
  Year ended 10/31/98 ...     10.94       0.47            0.18           0.65       (0.47)        (0.04)           0.00

Insured National
Portfolio
  Class A
  Year ended 10/31/02 ...    $10.07     $ 0.45          $(0.14)        $ 0.31      $(0.45)       $(0.01)         $ 0.00
  Year ended 10/31/01 ...      9.58       0.45            0.50           0.95       (0.45)        (0.01)           0.00
  Year ended 10/31/00 ...      9.33       0.45            0.26           0.71       (0.45)        (0.01)           0.00
  Year ended 10/31/99 ...     10.52       0.43           (0.95)         (0.52)      (0.43)        (0.02)          (0.22)
  Year ended 10/31/98 ...     10.49       0.44            0.28           0.72       (0.44)        (0.05)          (0.20)
  Class B
  Year ended 10/31/02 ...    $10.05     $ 0.37          $(0.14)        $ 0.23      $(0.38)       $(0.01)         $ 0.00
  Year ended 10/31/01 ...      9.56       0.38            0.50           0.88       (0.38)        (0.01)           0.00
  Year ended 10/31/00 ...      9.31       0.40            0.26           0.66       (0.40)        (0.01)           0.00
  Year ended 10/31/99 ...     10.52       0.36           (0.97)         (0.61)      (0.36)        (0.02)          (0.22)
  Year ended 10/31/98 ...     10.49       0.37            0.28           0.65       (0.37)        (0.05)          (0.20)
  Class C
  Year ended 10/31/0 ....    $10.05     $ 0.37          $(0.13)        $ 0.24      $(0.38)       $(0.01)         $ 0.00
  Year ended 10/31/01 ...      9.56       0.38            0.50           0.88       (0.38)        (0.01)           0.00
  Year ended 10/31/00 ...      9.32       0.40            0.25           0.65       (0.40)        (0.01)           0.00
  Year ended 10/31/99 ...     10.52       0.36           (0.96)         (0.60)      (0.36)        (0.02)          (0.22)
  Year ended 10/31/98 ...     10.49       0.37            0.28           0.65       (0.37)        (0.05)          (0.20)

California Portfolio
  Class A
  Year ended 10/31/02 ...    $11.00     $ 0.55          $(0.15)        $ 0.40      $(0.54)       $(0.02)         $ 0.00
  Year ended 10/31/01 ...     10.88       0.54            0.14           0.68       (0.54)        (0.02)           0.00
  Year ended 10/31/00 ...     10.58       0.56            0.30           0.86       (0.56)         0.00            0.00
  Year ended 10/31/99 ...     11.34       0.54           (0.73)         (0.19)      (0.54)        (0.03)           0.00
  Year ended 10/31/98 ...     11.04       0.56            0.32           0.88       (0.56)        (0.02)           0.00
  Class B
  Year ended 10/31/02 ..     $11.00     $ 0.47          $(0.14)        $ 0.33      $(0.47)       $(0.02)         $ 0.00
  Year ended 10/31/01 ...     10.88       0.46            0.15           0.61       (0.46)        (0.03)           0.00
  Year ended 10/31/00 ...     10.58       0.48            0.30           0.78       (0.48)         0.00            0.00
  Year ended 10/31/99 ...     11.34       0.46           (0.73)         (0.27)      (0.46)        (0.03)           0.00
  Year ended 10/31/98 ...     11.04       0.48            0.33           0.81       (0.48)        (0.03)           0.00
  Class C
  Year ended 10/31/02 ...    $11.00     $ 0.47          $(0.14)        $ 0.33      $(0.47)       $(0.02)         $ 0.00
  Year ended 10/31/01 ...     10.88       0.46            0.15           0.61       (0.46)        (0.03)           0.00
  Year ended 10/31/00 ...     10.58       0.48            0.30           0.78       (0.48)         0.00            0.00
  Year ended 10/31/99 ...     11.33       0.46           (0.72)         (0.26)      (0.46)        (0.03)           0.00
  Year ended 10/31/98 ...     11.04       0.48            0.32           0.80       (0.48)        (0.03)           0.00

Insured California
Portfolio
  Class A
  Year ended 10/31/02 ...    $14.45     $ 0.62          $(0.12)        $ 0.50      $(0.62)       $(0.04)         $(0.12)
  Year ended 10/31/01 ...     13.74       0.63            0.74           1.37       (0.63)        (0.03)           0.00
  Year ended 10/31/00 ...     13.11       0.64            0.63           1.27       (0.64)         0.00            0.00
  Year ended 10/31/99 ...     14.25       0.64           (1.15)         (0.51)      (0.63)         0.00            0.00
  Year ended 10/31/98 ...     13.89       0.64            0.39           1.03       (0.64)        (0.03)           0.00
  Class B
  Year ended 10/31/02 ...    $14.46     $ 0.52          $(0.14)        $ 0.38      $(0.53)       $(0.03)         $(0.12)
  Year ended 10/31/01 ...     13.75       0.52            0.75           1.27       (0.52)        (0.04)           0.00
  Year ended 10/31/00 ...     13.11       0.54            0.64           1.18       (0.54)         0.00            0.00
  Year ended 10/31/99 ...     14.25       0.53           (1.14)         (0.61)      (0.53)         0.00            0.00
  Year ended 10/31/98 ...     13.89       0.54            0.39           0.93       (0.54)        (0.03)           0.00


                                 Less
                             Distributions                                    Ratios/Supplemental Data
                             -------------                     -------------------------------------------------------
                                 Total      Net Asset                              Ratio of   Ratio of Net
                               Dividends      Value,   Total      Net Assets,      Expenses   Income/(Loss)  Portfolio
                                  and        End of    Return   End of Period     to Average    to Average    Turnover
  Fiscal Year or Period      Distributions   Period     (b)    (000's omitted)    Net Assets    Net Assets      Rate
  ---------------------      -------------  ---------  ------  ---------------    ----------  -------------  ---------
National Portfolio
  Class A
  Year ended 10/31/02 ...       $(0.55)       $ 9.80    0.06%      $411,408         0.65%(c)      5.28%          63%
  Year ended 10/31/01 ...        (0.55)        10.34    7.55        425,506         0.64(c)       5.22          194
  Year ended 10/31/00 ...        (0.55)        10.14    6.95        412,248         0.68(c)       5.53          415
  Year ended 10/31/99 ...        (0.66)        10.02   (3.93)       402,922         0.66(c)       4.86          393
  Year ended 10/31/98 ...        (0.58)        11.09    6.82        364,429         0.66(c)       4.98           56
  Class B
  Year ended 10/31/02 ...       $(0.48)       $ 9.79   (0.62)%     $122,656         1.35%(c)      4.57%          63%
  Year ended 10/31/01 ...        (0.48)        10.33    6.84        132,074         1.36(c)       4.59          194
  Year ended 10/31/00 ...        (0.48)        10.13    6.32        117,779         1.39(c)       4.80          415
  Year ended 10/31/99 ...        (0.59)        10.00   (4.65)       157,090         1.37(c)       4.12          393
  Year ended 10/31/98 ...        (0.51)        11.08    6.05        197,517         1.37(c)       4.28           56
  Class C
  Year ended 10/31/02 ...       $(0.48)       $ 9.79   (0.72)%     $ 93,032         1.35%(c)      4.58%          63%
  Year ended 10/31/01 ...        (0.48)        10.34    6.94         98,825         1.35(c)       4.61          194
  Year ended 10/31/00 ...        (0.48)        10.13    6.32         93,861         1.38(c)       4.83          415
  Year ended 10/31/99 ...        (0.59)        10.00   (4.65)       111,740         1.36(c)       4.15          393
  Year ended 10/31/98 ...        (0.51)        11.08    6.06        108,325         1.36(c)       4.28           56

Insured National
Portfolio
  Class A
  Year ended 10/31/02 ...       $(0.46)       $ 9.92    3.13%      $164,154         1.01%(d)      4.49%          43%
  Year ended 10/31/01 ...        (0.46)        10.07   10.11        169,744         1.04(d)       4.53          105
  Year ended 10/31/00 ...        (0.46)         9.58    7.84        161,977         1.09(d)       4.83          311
  Year ended 10/31/99 ...        (0.67)         9.33   (5.28)       168,572          .99(d)       4.25          322
  Year ended 10/31/98 ...        (0.69)        10.52    7.15        179,003         1.00(d)       4.21           27
  Class B
  Year ended 10/31/02 ...       $(0.39)       $ 9.89    2.34%      $ 35,048         1.72%(d)      3.79%          43%
  Year ended 10/31/01 ...        (0.39)        10.05    9.39         35,326         1.75(d)       3.83          105
  Year ended 10/31/00 ...        (0.41)         9.56    7.10         25,070         1.80(d)       4.12          311
  Year ended 10/31/99 ...        (0.60)         9.31   (6.10)        32,585         1.70(d)       3.52          322
  Year ended 10/31/98 ...        (0.62)        10.52    6.48         48,751         1.71(d)       3.49           27
  Class C
  Year ended 10/31/0 ....       $(0.39)       $ 9.90    2.44%      $ 17,592         1.71%(d)      3.78%          43%
  Year ended 10/31/01 ...        (0.39)        10.05    9.39         16,650         1.74(d)       3.84          105
  Year ended 10/31/00 ...        (0.41)         9.56    6.98         13,930         1.80(d)       4.14          311
  Year ended 10/31/99 ...        (0.60)         9.32   (6.00)        19,679         1.70(d)       3.55          322
  Year ended 10/31/98 ...        (0.62)        10.52    6.48         21,992         1.70(d)       3.51           27

California Portfolio
  Class A
  Year ended 10/31/02 ...       $(0.56)       $10.84    3.82%      $725,242         0.76%(e)      5.05%          23%
  Year ended 10/31/01 ...        (0.56)        11.00    6.47        755,947         0.77(e)       4.98           78
  Year ended 10/31/00 ...        (0.56)        10.88    8.38        714,654         0.84(e)       5.32          124
  Year ended 10/31/99 ...        (0.57)        10.58   (1.80)       684,403         0.71(e)       4.88           88
  Year ended 10/31/98 ...        (0.58)        11.34    8.20        550,626         0.72(e)       4.99           22
  Class B
   Year ended 10/31/02 ..       $(0.49)       $10.84    3.10%      $279,697         1.46%(e)      4.35%          23%
  Year ended 10/31/01 ...        (0.49)        11.00    5.74        269,726         1.48(e)       4.26           78
  Year ended 10/31/00 ...        (0.48)        10.88    7.60        222,897         1.54(e)       4.61          124
  Year ended 10/31/99 ...        (0.49)        10.58   (2.47)       224,924         1.41(e)       4.14           88
  Year ended 10/31/98 ...        (0.51)        11.34    7.46        207,751         1.43(e)       4.30           22
  Class C
  Year ended 10/31/02 ...       $(0.49)       $10.84    3.10%      $209,008         1.46%(e)      4.35%          23%
  Year ended 10/31/01 ...        (0.49)        11.00    5.74        211,502         1.47(e)       4.25           78
  Year ended 10/31/00 ...        (0.48)        10.88    7.60        156,156         1.54(e)       4.62          124
  Year ended 10/31/99 ...        (0.49)        10.58   (2.39)       159,219         1.41(e)       4.17           88
  Year ended 10/31/98 ...        (0.51)        11.33    7.46        124,115         1.42(e)       4.29           22

Insured California
Portfolio
  Class A
  Year ended 10/31/02 ...       $(0.78)       $14.17    3.65%      $144,973         1.03%         4.43%          31%
  Year ended 10/31/01 ...        (0.66)        14.45   10.16        168,469         1.04          4.44          140
  Year ended 10/31/00 ...        (0.64)        13.74   10.02        115,983         1.09          4.82          174
  Year ended 10/31/99 ...        (0.63)        13.11   (3.74)       111,535         1.05          4.59          100
  Year ended 10/31/98 ...        (0.67)        14.25    7.60        113,102         1.05          4.52            0
  Class B
  Year ended 10/31/02 ...       $(0.68)       $14.16    2.76%      $ 33,133         1.73%         3.70%          31%
  Year ended 10/31/01 ...        (0.56)        14.46    9.38         27,015         1.74          3.72          140
  Year ended 10/31/00 ...        (0.54)        13.75    9.27         18,925         1.79          4.11          174
  Year ended 10/31/99 ...        (0.53)        13.11   (4.44)        21,628         1.76          3.85          100
  Year ended 10/31/98 ...        (0.57)        14.25    6.84         29,957         1.76          3.82            0

--------------------------------------------------------------------------------
Please refer to the footnotes on page 50.



                                       42 & 43

                                          Income from Investment Operations           Less Dividends and Distributions
                                      -----------------------------------------  ------------------------------------------
                                                      Net Gains
                           Net Asset      Net        or Losses on                Dividends   Distributions
                             Value,    Investment    Investments     Total from   from Net    in Excess of   Distributions
                           Beginning     Income     (both realized   Investment  Investment  Net Investment      from
  Fiscal Year or Period    of Period   (Loss)+(a)   and unrealized)  Operations    Income        Income      Capital Gains
  ---------------------    ---------  ------------  ---------------  ----------  ----------  --------------  -------------
Insured California
Portfolio (continued)
  Class C
  Year ended 10/31/02 ...    $14.47       $ 0.52        $(0.15)        $ 0.37       $(0.53)      $(0.03)        $(0.12)
  Year ended 10/31/01 ...     13.75         0.52          0.76           1.28        (0.52)       (0.04)          0.00
  Year ended 10/31/00 ...     13.11         0.54          0.64           1.18        (0.54)        0.00           0.00
  Year ended 10/31/99 ...     14.25         0.54         (1.15)         (0.61)       (0.53)        0.00           0.00
  Year ended 10/31/98 ...     13.89         0.54          0.39           0.93        (0.54)       (0.03)          0.00

Arizona Portfolio
  Class A
  Year ended 9/30/02 ....    $10.80       $ 0.51        $ 0.26         $ 0.77       $(0.51)      $(0.04)        $ 0.00
  Year ended 9/30/01 ....     10.47         0.54          0.34           0.88        (0.54)       (0.01)          0.00
  Year ended 9/30/00 ....     10.40         0.55          0.07           0.62        (0.55)        0.00           0.00
  Year ended 9/30/99 ....     11.03         0.51         (0.55)         (0.04)       (0.51)       (0.04)         (0.04)
  Year ended 9/30/98 ....     10.78         0.54          0.45           0.99        (0.54)       (0.02)         (0.18)
  Class B
  Year ended 9/30/02 ....    $10.78       $ 0.43        $ 0.27         $ 0.70       $(0.43)      $(0.05)        $ 0.00
  Year ended 9/30/01 ....     10.46         0.47          0.33           0.80        (0.47)       (0.01)          0.00
  Year ended 9/30/00 ....     10.39         0.48          0.07           0.55        (0.48)        0.00           0.00
  Year ended 9/30/99 ....     11.03         0.43         (0.55)         (0.12)       (0.43)       (0.05)         (0.04)
  Year ended 9/30/98 ....     10.78         0.45          0.47           0.92        (0.45)       (0.04)         (0.18)
  Class C
  Year ended 9/30/02 ....    $10.78       $ 0.43        $ 0.27         $ 0.70       $(0.43)      $(0.05)        $ 0.00
  Year ended 9/30/01 ....     10.46         0.47          0.33           0.80        (0.47)       (0.01)          0.00
  Year ended 9/30/00 ....     10.39         0.48          0.07           0.55        (0.48)        0.00           0.00
  Year ended 9/30/99 ....     11.03         0.43         (0.55)         (0.12)       (0.43)       (0.05)         (0.04)
  Year ended 9/30/98 ....     10.78         0.45          0.47           0.92        (0.45)       (0.04)         (0.18)

Florida Portfolio
  Class A
  Year ended 9/30/02 ....    $10.16       $ 0.52        $ 0.19         $ 0.71       $(0.52)      $(0.01)        $ 0.00
  Year ended 9/30/01 ....      9.76         0.53          0.40           0.93        (0.53)        0.00           0.00
  Year ended 9/30/00 ....      9.81         0.53         (0.05)          0.48        (0.53)        0.00           0.00
  Year ended 9/30/99 ....     10.48         0.51         (0.65)         (0.14)       (0.51)       (0.02)          0.00
  Year ended 9/30/98 ....     10.14         0.52          0.37           0.89        (0.52)       (0.03)          0.00
  Class B ...............
  Year ended 9/30/02 ....    $10.17       $ 0.45        $ 0.18         $ 0.63       $(0.45)      $ 0.00         $ 0.00
  Year ended 9/30/01 ....      9.77         0.46          0.39           0.85        (0.45)        0.00           0.00
  Year ended 9/30/00 ....      9.81         0.46         (0.05)          0.41        (0.45)        0.00           0.00
  Year ended 9/30/99 ....     10.48         0.43         (0.64)         (0.21)       (0.43)       (0.03)          0.00
  Year ended 9/30/98 ....     10.14         0.46          0.36           0.82        (0.46)       (0.02)          0.00
  Class C ...............
  Year ended 9/30/02 ....    $10.17       $ 0.45        $ 0.18         $ 0.63       $(0.45)      $ 0.00         $ 0.00
  Year ended 9/30/01 ....      9.77         0.46          0.39           0.85        (0.45)        0.00           0.00
  Year ended 9/30/00 ....      9.81         0.46         (0.05)          0.41        (0.45)        0.00           0.00
  Year ended 9/30/99 ....     10.48         0.43         (0.64)         (0.21)       (0.43)       (0.03)          0.00
  Year ended 9/30/98 ....     10.14         0.46          0.36           0.82        (0.46)       (0.02)          0.00

Massachusetts Portfolio
  Class A
  Year ended 9/30/02 ....    $11.05       $ 0.54        $ 0.04         $ 0.58       $(0.54)      $(0.03)        $ 0.00
  Year ended 9/30/01 ....     10.59         0.56          0.47           1.03        (0.56)       (0.01)          0.00
  Year ended 9/30/00 ....     10.66         0.58         (0.09)          0.49        (0.56)        0.00           0.00
  Year ended 9/30/99 ....     11.39         0.53         (0.66)         (0.13)       (0.53)       (0.04)         (0.03)
  Year ended 9/30/98 ....     11.19         0.54          0.45           0.99        (0.54)       (0.06)         (0.19)
  Class B
  Year ended 9/30/02 ....    $11.03       $ 0.47        $ 0.03         $ 0.50       $(0.47)      $(0.03)        $ 0.00
  Year ended 9/30/01 ....     10.57         0.49          0.47           0.96        (0.49)       (0.01)          0.00
  Year ended 9/30/00 ....     10.65         0.50         (0.09)          0.41        (0.49)        0.00           0.00
  Year ended 9/30/99 ....     11.38         0.45         (0.65)         (0.20)       (0.45)       (0.05)         (0.03)
  Year ended 9/30/98 ....     11.19         0.46          0.45           0.91        (0.46)       (0.07)         (0.19)
  Class C
  Year ended 9/30/02 ....    $11.03       $ 0.47        $ 0.03         $ 0.50       $(0.47)      $(0.03)        $ 0.00
  Year ended 9/30/01 ....     10.57         0.49          0.47           0.96        (0.49)       (0.01)          0.00
  Year ended 9/30/00 ....     10.65         0.50         (0.09)          0.41        (0.49)        0.00           0.00
  Year ended 9/30/99 ....     11.38         0.45         (0.65)         (0.20)       (0.45)       (0.05)         (0.03)
  Year ended 9/30/98 ....     11.19         0.47          0.44           0.91        (0.47)       (0.06)         (0.19)

Michigan Portfolio
  Class A
  Year ended 9/30/02 ....    $10.63       $ 0.49        $ 0.32         $ 0.81       $(0.49)      $(0.04)        $ 0.00
  Year ended 9/30/01 ....     10.16         0.52          0.48           1.00        (0.52)       (0.01)          0.00
  Year ended 9/30/00 ....     10.06         0.53           .09            .62        (0.52)        0.00           0.00
  Year ended 9/30/99 ....     10.62         0.46         (0.45)          0.01        (0.46)       (0.04)         (0.07)
  Year ended 9/30/98 ....     10.52         0.48          0.44           0.92        (0.48)       (0.05)         (0.29)



                                 Less
                             Distributions                                    Ratios/Supplemental Data
                             -------------                     -------------------------------------------------------
                                 Total      Net Asset                             Ratio of   Ratio of Net
                               Dividends      Value,    Total    Net Assets,      Expenses   Income/(Loss)  Portfolio
                                  and        End of    Return   End of Period    to Average    to Average    Turnover
  Fiscal Year or Period      Distributions   Period     (b)    (000's omitted)   Net Assets    Net Assets      Rate
  ---------------------      -------------  ---------  ------  ---------------   ----------  -------------  ---------
Insured California
Portfolio (continued)
  Class C
  Year ended 10/31/02 ...       $(0.68)       $14.16    2.69%      $ 22,715         1.73%         3.71%          31%
  Year ended 10/31/01 ...        (0.56)        14.47    9.46         20,541         1.74          3.73          140
  Year ended 10/31/00 ...        (0.54)        13.75    9.27         15,536         1.79          4.12          174
  Year ended 10/31/99 ...        (0.53)        13.11   (4.44)        16,391         1.75          3.89          100
  Year ended 10/31/98 ...        (0.57)        14.25    6.84         16,013         1.75          3.82            0

Arizona Portfolio
  Class A
  Year ended 9/30/02 ....       $(0.55)       $11.02    7.33%      $121,245         0.78%(f)      4.73%          11%
  Year ended 9/30/01 ....        (0.55)        10.80    8.56         88,261         0.78(f)       5.08          119
  Year ended 9/30/00 ....        (0.55)        10.47    6.17         47,258         0.78(f)       5.33          199
  Year ended 9/30/99 ....        (0.59)        10.40   (0.45)        38,472         0.78(f)       4.74          217
  Year ended 9/30/98 ....        (0.74)        11.03    9.54         21,185         0.78(f)       4.92           45
  Class B
  Year ended 9/30/02 ....       $(0.48)       $11.00    6.65%      $ 92,349         1.48%(f)      4.02%          11%
  Year ended 9/30/01 ....        (0.48)        10.78    7.76         56,024         1.48(f)       4.41          119
  Year ended 9/30/00 ....        (0.48)        10.46    5.45         34,232         1.48(f)       4.63          199
  Year ended 9/30/99 ....        (0.52)        10.39   (1.19)        31,242         1.48(f)       4.05          217
  Year ended 9/30/98 ....        (0.67)        11.03    8.84         13,698         1.48(f)       4.21           45
  Class C
  Year ended 9/30/02 ....       $(0.48)       $11.00    6.65%      $ 24,258         1.48%(f)      4.00%          11%
  Year ended 9/30/01 ....        (0.48)        10.78    7.76         13,407         1.48(f)       4.43          119
  Year ended 9/30/00 ....        (0.48)        10.46    5.45          8,941         1.48(f)       4.64          199
  Year ended 9/30/99 ....        (0.52)        10.39   (1.19)         9,368         1.48(f)       4.05          217
  Year ended 9/30/98 ....        (0.67)        11.03    8.83          4,708         1.48(f)       4.19           45

Florida Portfolio
  Class A
  Year ended 9/30/02 ....       $(0.53)       $10.34    7.21%      $109,373         0.78%(g)      5.18%          20%
  Year ended 9/30/01 ....        (0.53)        10.16    9.71         97,714         0.78(g)       5.33           70
  Year ended 9/30/00 ....        (0.53)         9.76    5.10         75,422         0.73(g)       5.52          281
  Year ended 9/30/99 ....        (0.53)         9.81   (1.38)        79,752         0.73(g)       4.94          244
  Year ended 9/30/98 ....        (0.55)        10.48    8.97         44,440         0.73(g)       5.14           65
  Class B ...............
  Year ended 9/30/02 ....       $(0.45)       $10.35    6.45%      $105,583         1.48%(g)      4.47%          20%
  Year ended 9/30/01 ....        (0.45)        10.17    8.92         87,603         1.48(g)       4.62           70
  Year ended 9/30/00 ....        (0.45)         9.77    4.43         65,391         1.43(g)       4.82          281
  Year ended 9/30/99 ....        (0.46)         9.81   (2.06)        67,532         1.43(g)       4.25          244
  Year ended 9/30/98 ....        (0.48)        10.48    8.22         40,740         1.43(g)       4.46           65
  Class C ...............
  Year ended 9/30/02 ....       $(0.45)       $10.35    6.45%      $ 49,102         1.48%(g)      4.47%          20%
  Year ended 9/30/01 ....        (0.45)        10.17    8.93         40,360         1.48(g)       4.64           70
  Year ended 9/30/00 ....        (0.45)         9.77    4.43         38,464         1.43(g)       4.83          281
  Year ended 9/30/99 ....        (0.46)         9.81   (2.06)        42,169         1.43(g)       4.24          244
  Year ended 9/30/98 ....        (0.48)        10.48    8.22         31,524         1.43(g)       4.48           65

Massachusetts Portfolio
  Class A
  Year ended 9/30/02 ....       $(0.57)       $11.06    5.46%      $ 66,197         0.82%(h)      4.97%          27%
  Year ended 9/30/01 ....        (0.57)        11.05    9.92         63,384         0.82(h)       5.20          108
  Year ended 9/30/00 ....        (0.56)        10.59    4.86         45,418         0.77(h)       5.53          389
  Year ended 9/30/99 ....        (0.60)        10.66   (1.24)        44,758         0.72(h)       4.74          303
  Year ended 9/30/98 ....        (0.79)        11.39    9.18         23,026         0.72(h)       4.87           69
  Class B
  Year ended 9/30/02 ....       $(0.50)       $11.03    4.69%      $ 79,216         1.52%(h)      4.28%          27%
  Year ended 9/30/01 ....        (0.50)        11.03    9.22         62,190         1.52(h)       4.53          108
  Year ended 9/30/00 ....        (0.49)        10.57    4.06         39,964         1.47(h)       4.83          389
  Year ended 9/30/99 ....        (0.53)        10.65   (1.87)        42,628         1.42(h)       4.06          303
  Year ended 9/30/98 ....        (0.72)        11.38    8.40         20,400         1.42(h)       4.16           69
  Class C
  Year ended 9/30/02 ....       $(0.50)       $11.03    4.69%      $ 53,156         1.52%(h)      4.28%          27%
  Year ended 9/30/01 ....        (0.50)        11.03    9.22         44,688         1.52(h)       4.53          108
  Year ended 9/30/00 ....        (0.49)        10.57    4.06         31,207         1.47(h)       4.83          389
  Year ended 9/30/99 ....        (0.53)        10.65   (1.87)        29,365         1.42(h)       4.05          303
  Year ended 9/30/98 ....        (0.72)        11.38    8.40         18,050         1.42(h)       4.18           69

Michigan Portfolio
  Class A
  Year ended 9/30/02 ....       $(0.53)       $10.91    7.87%      $ 55,396         1.01%(i)      4.57%          18%
  Year ended 9/30/01 ....        (0.53)        10.63   10.11         32,804         1.01(i)       5.01          115
  Year ended 9/30/00 ....        (0.52)        10.16    6.39         14,609         0.99(i)       5.30          287
  Year ended 9/30/99 ....        (0.57)        10.06    0.03         11,760         0.96(i)       4.48          213
  Year ended 9/30/98 ....        (0.82)        10.62    9.08          8,640         0.96(i)       4.57          134

--------------------------------------------------------------------------------
Please refer to the footnotes on page 50.



                                       44 & 45

                                          Income from Investment Operations           Less Dividends and Distributions
                                      -----------------------------------------  ------------------------------------------
                                                      Net Gains
                           Net Asset      Net        or Losses on                Dividends   Distributions
                             Value,    Investment    Investments     Total from   from Net    in Excess of   Distributions
                           Beginning     Income     (both realized   Investment  Investment  Net Investment      from
  Fiscal Year or Period    of Period   (Loss)+(a)   and unrealized)  Operations    Income        Income      Capital Gains
  ---------------------    ---------  ------------  ---------------  ----------  ----------  --------------  -------------
Michigan Portfolio
(continued)
  Class B
  Year ended 9/30/02 ...     $10.62       $ 0.41         $ 0.32        $ 0.73      $(0.41)       $(0.05)         $ 0.00
  Year ended 9/30/01 ...      10.15         0.45           0.48          0.93       (0.45)        (0.01)           0.00
  Year ended 9/30/00 ...      10.05         0.45           0.10          0.55       (0.45)         0.00            0.00
  Year ended 9/30/99 ...      10.61         0.39          (0.45)        (0.06)      (0.39)        (0.04)          (0.07)
  Year ended 9/30/98 ...      10.52         0.40           0.44          0.84       (0.40)        (0.06)          (0.29)
  Class C
  Year ended 9/30/02 ...     $10.62       $ 0.41         $ 0.32        $ 0.73      $(0.41)       $(0.05)         $ 0.00
  Year ended 9/30/01 ...      10.14         0.45           0.49          0.94       (0.45)        (0.01)           0.00
  Year ended 9/30/00 ...      10.05         0.46           0.08          0.54       (0.45)         0.00            0.00
  Year ended 9/30/99 ...      10.61         0.40          (0.46)        (0.06)      (0.40)        (0.03)          (0.07)
  Year ended 9/30/98 ...      10.52         0.41           0.43          0.84       (0.41)        (0.05)          (0.29)

Minnesota Portfolio
  Class A
  Year ended 9/30/02 ...     $10.09       $ 0.48         $ 0.25        $ 0.73      $(0.48)       $(0.03)         $ 0.00
  Year ended 9/30/01 ...       9.72         0.52           0.38          0.90       (0.52)        (0.01)           0.00
  Year ended 9/30/00 ...       9.67         0.53           0.03          0.56        0.51)         0.00            0.00
  Year ended 9/30/99 ...      10.22         0.49          (0.53)        (0.04)      (0.49)        (0.02)           0.00
  Year ended 9/30/98 ...       9.97         0.50           0.27          0.77       (0.50)        (0.02)           0.00
  Class B
  Year ended 9/30/02 ...     $10.08       $ 0.40         $ 0.27        $ 0.67      $(0.40)       $(0.04)         $ 0.00
  Year ended 9/30/01 ...       9.72         0.45           0.37          0.82       (0.45)        (0.01)           0.00
  Year ended 9/30/00 ...       9.67         0.46           0.03          0.49       (0.44)         0.00            0.00
  Year ended 9/30/99 ...      10.22         0.42          (0.53)        (0.11)      (0.42)        (0.02)           0.00
  Year ended 9/30/98 ...       9.97         0.42           0.28          0.70       (0.42)        (0.03)           0.00
  Class C
  Year ended 9/30/02 ...     $10.10       $ 0.40         $ 0.26        $ 0.66      $(0.40)       $(0.04)         $ 0.00
  Year ended 9/30/01 ...       9.72         0.45           0.39          0.84       (0.45)        (0.01)           0.00
  Year ended 9/30/00 ...       9.67         0.46           0.03          0.49       (0.44)         0.00            0.00
  Year ended 9/30/99 ...      10.22         0.42          (0.53)        (0.11)      (0.42)        (0.02)           0.00
  Year ended 9/30/98 ...       9.97         0.43           0.27          0.70       (0.43)        (0.02)           0.00

New Jersey Portfolio
  Class A
  Year ended 9/30/02 ...     $10.11       $ 0.48         $(0.05)       $ 0.43      $(0.48)       $(0.03)         $ 0.00
  Year ended 9/30/01 ...       9.92         0.52           0.20          0.72       (0.52)        (0.01)           0.00
  Year ended 9/30/00 ...       9.93         0.52          (0.02)         0.50       (0.51)         0.00            0.00
  Year ended 9/30/99 ...      10.46         0.49          (0.51)        (0.02)      (0.49)        (0.02)           0.00
  Year ended 9/30/98 ...      10.15         0.51           0.32          0.83       (0.51)        (0.01)           0.00
  Class B
  Year ended 9/30/02 ...     $10.11       $ 0.41         $(0.04)       $ 0.37      $(0.41)       $(0.03)         $ 0.00
  Year ended 9/30/01 ...       9.92         0.44           0.20          0.64       (0.44)        (0.01)           0.00
  Year ended 9/30/00 ...       9.93         0.45          (0.02)         0.43       (0.44)         0.00            0.00
  Year ended 9/30/99 ...      10.46         0.42          (0.51)        (0.09)      (0.42)        (0.02)           0.00
  Year ended 9/30/98 ...      10.16         0.43           0.32          0.75       (0.43)        (0.02)           0.00
  Class C
  Year ended 9/30/02 ...     $10.11       $ 0.41         $(0.04)       $ 0.37      $(0.41)       $(0.03)         $ 0.00
  Year ended 9/30/01 ...       9.93         0.44           0.19          0.63       (0.44)        (0.01)           0.00
  Year ended 9/30/00 ...       9.93         0.45          (0.01)         0.44       (0.44)         0.00            0.00
  Year ended 9/30/99 ...      10.46         0.43          (0.52)        (0.09)      (0.43)        (0.01)           0.00
  Year ended 9/30/98 ...      10.16         0.43           0.32          0.75       (0.43)        (0.02)           0.00

New York Portfolio
  Class A
  Year ended 10/31/02 ..     $ 9.93       $ 0.53         $(0.25)       $ 0.28      $(0.52)       $ 0.00          $ 0.00
  Year ended 10/31/01 ..       9.70         0.53           0.22          0.75       (0.52)         0.00            0.00
  Year ended 10/31/00 ..       9.45         0.52           0.25          0.77       (0.52)         0.00            0.00
  Year ended 10/31/99 ..      10.29         0.51          (0.83)        (0.32)      (0.51)        (0.01)           0.00
  Year ended 10/31/98 ..      10.10         0.51           0.21          0.72       (0.51)        (0.02)           0.00
  Class B
  Year ended 10/31/02 ..     $ 9.93       $ 0.46         $(0.26)       $ 0.20      $(0.45)       $ 0.00          $ 0.00
  Year ended 10/31/01 ..       9.70         0.45           0.23          0.68       (0.45)         0.00            0.00
  Year ended 10/31/00 ..       9.45         0.45           0.25          0.70       (0.45)         0.00            0.00
  Year ended 10/31/99 ..      10.29         0.44          (0.83)        (0.39)      (0.44)        (0.01)           0.00
  Year ended 10/31/98 ..      10.10         0.44           0.21          0.65       (0.44)        (0.02)           0.00
  Class C
  Year ended 10/31/02 ..     $ 9.94       $ 0.46         $(0.27)       $ 0.19      $(0.45)       $ 0.00          $ 0.00
  Year ended 10/31/01 ..       9.71         0.46           0.22          0.68       (0.45)         0.00            0.00
  Year ended 10/31/00 ..       9.45         0.45           0.26          0.71       (0.45)         0.00            0.00
  Year ended 10/31/99 ..      10.29         0.44          (0.83)        (0.39)      (0.44)        (0.01)           0.00
  Year ended 10/31/98 ..      10.10         0.44           0.21          0.65       (0.44)        (0.02)           0.00


                                 Less
                             Distributions                                    Ratios/Supplemental Data
                             -------------                     -------------------------------------------------------
                                 Total      Net Asset                              Ratio of   Ratio of Net
                               Dividends     Value,    Total     Net Assets,       Expenses   Income/(Loss)  Portfolio
                                  and        End of    Return   End of Period     to Average    to Average    Turnover
  Fiscal Year or Period      Distributions   Period     (b)    (000's omitted)    Net Assets    Net Assets      Rate
  ---------------------      -------------  ---------  ------  ---------------    ----------  -------------  ---------
Michigan Portfolio
(continued)
  Class B
  Year ended 9/30/02 ...         $(0.46)     $10.89     7.06%      $ 53,097         1.71%(i)      3.88%          18%
  Year ended 9/30/01 ...          (0.46)      10.62     9.39         29,436         1.71(i)       4.34          115
  Year ended 9/30/00 ...          (0.45)      10.15     5.55         14,943         1.69(i)       4.59          287
  Year ended 9/30/99 ...          (0.50)      10.05    (0.64)        13,844         1.66(i)       3.79          213
  Year ended 9/30/98 ...          (0.75)      10.61     8.26          9,411         1.66(i)       3.87          134
  Class C
  Year ended 9/30/02 ...         $(0.46)     $10.89     7.06%      $ 57,818         1.71%(i)      3.86%          18%
  Year ended 9/30/01 ...          (0.46)      10.62     9.50         24,142         1.71(i)       4.35          115
  Year ended 9/30/00 ...          (0.45)      10.14     5.55         12,061         1.69(i)       4.60          287
  Year ended 9/30/99 ...          (0.50)      10.05    (0.64)        10,747         1.66(i)       3.78          213
  Year ended 9/30/98 ...          (0.75)      10.61     8.26          8,983         1.66(i)       3.88          134

Minnesota Portfolio
  Class A
  Year ended 9/30/02 ...         $(0.51)     $10.31     7.46%      $ 65,850         0.90%(j)      4.75%          29%
  Year ended 9/30/01 ...          (0.53)      10.09     9.44         30,501         0.90(j)       5.23           61
  Year ended 9/30/00 ...          (0.51)       9.72     6.09         20,212         0.81(j)       5.57          307
  Year ended 9/30/99 ...          (0.51)       9.67    (0.48)        10,601         0.75(j)       4.90          259
  Year ended 9/30/98 ...          (0.52)      10.22     7.94          6,261         0.75(j)       4.92           30
  Class B
  Year ended 9/30/02 ...         $(0.44)     $10.31     6.84%      $ 24,340         1.60%(j)      4.04%          29%
  Year ended 9/30/01 ...          (0.46)      10.08     8.61         17,304         1.60(j)       4.52           61
  Year ended 9/30/00 ...          (0.44)       9.72     5.32         12,064         1.51(j)       4.81          307
  Year ended 9/30/99 ...          (0.44)       9.67    (1.19)        14,111         1.46(j)       4.16          259
  Year ended 9/30/98 ...          (0.45)      10.22     7.17         13,867         1.46(j)       4.19           30
  Class C
  Year ended 9/30/02 ...         $(0.44)     $10.32     6.72%      $ 20,401         1.60%(j)      4.01%          29%
  Year ended 9/30/01 ...          (0.46)      10.10     8.82         11,434         1.60(j)       4.51           61
  Year ended 9/30/00 ...          (0.44)       9.72     5.32          7,524         1.50(j)       4.84          307
  Year ended 9/30/99 ...          (0.44)       9.67    (1.19)         9,081         1.45(j)       4.17          259
  Year ended 9/30/98 ...          (0.45)      10.22     7.18          7,716         1.45(j)       4.23           30

New Jersey Portfolio
  Class A
  Year ended 9/30/02 ...         $(0.51)     $10.03     4.42%      $ 94,865         0.87%(k)      4.80%          49%
  Year ended 9/30/01 ...          (0.53)      10.11     7.33         80,489         0.87(k)       5.04          111
  Year ended 9/30/00 ...          (0.51)       9.92     5.31         49,667         0.85(k)       5.36          224
  Year ended 9/30/99 ...          (0.51)       9.93    (0.29)        33,109         0.82(k)       4.82          131
  Year ended 9/30/98 ...          (0.52)      10.46     8.36         22,333         0.82(k)       4.93           35
  Class B
  Year ended 9/30/02 ...         $(0.44)     $10.04     3.79%      $127,025         1.57%(k)      4.10%          49%
  Year ended 9/30/01 ...          (0.45)      10.11     6.56        103,889         1.57(k)       4.33          111
  Year ended 9/30/00 ...          (0.44)       9.92     4.53         62,149         1.55(k)       4.63          224
  Year ended 9/30/99 ...          (0.44)       9.93    (0.99)        64,929         1.53(k)       4.10          131
  Year ended 9/30/98 ...          (0.45)      10.46     7.50         48,027         1.53(k)       4.23           35
  Class C
  Year ended 9/30/02 ...         $(0.44)     $10.04     3.78%      $ 56,295         1.57%(k)      4.10%          49%
  Year ended 9/30/01 ...          (0.45)      10.11     6.45         46,025         1.57(k)       4.34          111
  Year ended 9/30/00 ...          (0.44)       9.93     4.63         31,115         1.54(k)       4.64          224
  Year ended 9/30/99 ...          (0.44)       9.93    (0.99)        32,578         1.52(k)       4.12          131
  Year ended 9/30/98 ...          (0.45)      10.46     7.50         26,018         1.52(k)       4.23           35

New York Portfolio
  Class A
  Year ended 10/31/02 ..         $(0.52)     $ 9.69     2.89%      $322,621         0.58%(l)      5.42%          33%
  Year ended 10/31/01 ..          (0.52)       9.93     7.86        326,500         0.59(l)       5.28           92
  Year ended 10/31/00 ..          (0.52)       9.70     8.42        259,997         0.77(l)       5.46          187
  Year ended 10/31/99 ..          (0.52)       9.45    (3.27)       234,835         0.61(l)       5.12          134
  Year ended 10/31/98 ..          (0.53)      10.29     7.31        207,031         0.61(l)       5.04           18
  Class B
  Year ended 10/31/02 ..         $(0.45)     $ 9.68     2.04%      $184,700         1.29%(l)      4.70%          33%
  Year ended 10/31/01 ..          (0.45)       9.93     7.10        165,787         1.30(l)       4.59           92
  Year ended 10/31/00 ..          (0.45)       9.70     7.61        100,651         1.48(l)       4.75          187
  Year ended 10/31/99 ..          (0.45)       9.45    (3.96)       111,283         1.32(l)       4.38          134
  Year ended 10/31/98 ..          (0.46)      10.29     6.57        114,739         1.32(l)       4.34           18
  Class C
  Year ended 10/31/02 ..         $(0.45)     $ 9.68     1.94%      $ 57,386         1.29%(l)      4.71%          33%
  Year ended 10/31/01 ..          (0.45)       9.94     7.09         54,631         1.30(l)       4.60           92
  Year ended 10/31/00 ..          (0.45)       9.71     7.72         42,888         1.47(l)       4.76          187
  Year ended 10/31/99 ..          (0.45)       9.45    (3.96)        48,205         1.31(l)       4.41          134
  Year ended 10/31/98 ..          (0.46)      10.29     6.57         44,736         1.31(l)       4.33           18

--------------------------------------------------------------------------------
Please refer to the footnotes on page 50.



                                     46 & 47

                                          Income from Investment Operations           Less Dividends and Distributions
                                      -----------------------------------------  ------------------------------------------
                                                      Net Gains
                           Net Asset      Net        or Losses on                Dividends   Distributions
                             Value,    Investment    Investments     Total from   from Net    in Excess of   Distributions
                           Beginning     Income     (both realized   Investment  Investment  Net Investment      from
  Fiscal Year or Period    of Period   (Loss)(a)    and unrealized)  Operations    Income        Income      Capital Gains
  ---------------------    ---------  ------------  ---------------  ----------  ----------  --------------  -------------
Ohio Portfolio
  Class A
  Year ended 9/30/02 ....    $10.01      $ 0.50+         $ 0.04        $ 0.54      $(0.51)       $(0.02)         $ 0.00
  Year ended 9/30/01 ....      9.77        0.54+           0.23          0.77       (0.53)         0.00            0.00
  Year ended 9/30/00 ....      9.86        0.54+          (0.12)         0.42       (0.51)         0.00            0.00
  Year ended 9/30/99 ....     10.45        0.49+          (0.55)        (0.06)      (0.49)        (0.04)           0.00
  Year ended 9/30/98 ....     10.16        0.52+           0.30          0.82       (0.52)        (0.01)           0.00
  Class B
  Year ended 9/30/02 ....    $10.01      $ 0.43+         $ 0.05        $ 0.48      $(0.44)       $(0.03)         $ 0.00
  Year ended 9/30/01 ....      9.77        0.47+           0.24          0.71       (0.47)         0.00            0.00
  Year ended 9/30/00 ....      9.86        0.46+          (0.11)         0.35       (0.44)         0.00            0.00
  Year ended 9/30/99 ....     10.45        0.43+          (0.57)        (0.14)      (0.43)        (0.02)           0.00
  Year ended 9/30/98 ....     10.16        0.45+           0.30          0.75       (0.45)        (0.01)           0.00
  Class C
  Year ended 9/30/02 ....    $10.02      $ 0.43+         $ 0.04        $ 0.47      $(0.44)       $(0.03)         $ 0.00
  Year ended 9/30/01 ....      9.77        0.47+           0.25          0.72       (0.47)         0.00            0.00
  Year ended 9/30/00 ....      9.86        0.47+          (0.12)         0.35       (0.44)         0.00            0.00
  Year ended 9/30/99 ....     10.45        0.43+          (0.57)        (0.14)      (0.43)        (0.02)           0.00
  Year ended 9/30/98 ....     10.16        0.45+           0.30          0.75       (0.45)        (0.01)           0.00

Pennsylvania Portfolio
  Class A
  Year ended 9/30/02 ....    $10.42      $ 0.51+         $ 0.18        $ 0.69      $(0.51)       $(0.02)         $ 0.00
  Year ended 9/30/01 ....      9.88        0.52+           0.55          1.07       (0.52)        (0.01)           0.00
  Year ended 9/30/00 ....      9.89        0.52+          (0.01)         0.51       (0.52)         0.00            0.00
  Year ended 9/30/99 ....     10.66        0.49+          (0.73)        (0.24)      (0.49)        (0.04)           0.00
  Year ended 9/30/98 ....     10.33        0.53+           0.35          0.88       (0.53)        (0.02)           0.00
  Class B
  Year ended 9/30/02 ....    $10.41      $ 0.45+         $ 0.18        $ 0.63      $(0.45)       $(0.01)         $ 0.00
  Year ended 9/30/01 ....      9.88        0.45+           0.54          0.99       (0.45)        (0.01)           0.00
  Year ended 9/30/00 ....      9.89        0.45+          (0.02)         0.43       (0.44)         0.00            0.00
  Year ended 9/30/99 ....     10.66        0.41+          (0.73)        (0.32)      (0.41)        (0.04)           0.00
  Year ended 9/30/98 ....     10.33        0.46+           0.34          0.80       (0.46)        (0.01)           0.00
  Class C
  Year ended 9/30/02 ....    $10.41      $ 0.45+         $ 0.18        $ 0.63      $(0.45)       $(0.01)         $ 0.00
  Year ended 9/30/01 ....      9.88        0.45+           0.54          0.99       (0.45)        (0.01)           0.00
  Year ended 9/30/00 ....      9.89        0.46+          (0.03)         0.43       (0.44)         0.00            0.00
  Year ended 9/30/99 ....     10.66        0.41+          (0.73)        (0.32)      (0.41)        (0.04)           0.00
  Year ended 9/30/98 ....     10.33        0.46+           0.34          0.80       (0.46)        (0.01)           0.00

Virginia Portfolio
  Class A
  Year ended 9/30/02 ....    $10.54      $ 0.52+         $ 0.25        $ 0.77      $(0.52)       $(0.02)         $ 0.00
  Year ended 9/30/01 ....     10.35        0.54+           0.20          0.74       (0.54)        (0.01)           0.00
  Year ended 9/30/00 ....     10.32        0.56+           0.02          0.58       (0.55)         0.00            0.00
  Year ended 9/30/99 ....     11.02        0.49+          (0.60)        (0.11)      (0.49)        (0.07)          (0.03)
  Year ended 9/30/98 ....     10.90        0.52+           0.49          1.01       (0.52)        (0.05)          (0.32)
  Class B
  Year ended 9/30/02 ....    $10.53      $ 0.45+         $ 0.24        $ 0.69      $(0.45)       $(0.02)         $ 0.00
  Year ended 9/30/01 ....     10.34        0.47+           0.20          0.67       (0.47)        (0.01)           0.00
  Year ended 9/30/00 ....     10.31        0.49+           0.02          0.51       (0.48)         0.00            0.00
  Year ended 9/30/99 ....     11.01        0.42+          (0.60)        (0.18)      (0.42)        (0.07)          (0.03)
  Year ended 9/30/98 ....     10.90        0.44+           0.49          0.93       (0.44)        (0.06)          (0.32)
  Class C
  Year ended 9/30/02 ....    $10.52      $ 0.45+         $ 0.25        $ 0.70      $(0.45)       $(0.02)         $ 0.00
  Year ended 9/30/01 ....     10.33        0.47+           0.20          0.67       (0.47)        (0.01)           0.00
  Year ended 9/30/00 ....     10.31        0.49+           0.01          0.50       (0.48)         0.00            0.00
  Year ended 9/30/99 ....     11.01        0.42+          (0.60)        (0.18)      (0.42)        (0.07)          (0.03)
  Year ended 9/30/98 ....     10.90        0.44+           0.49          0.93       (0.44)        (0.06)          (0.32)

Intermediate Diversified
Municipal Portfolio
  Class A
  2/01/02++ to 9/30/02 ..    $14.01      $ 0.33          $ 0.36        $ 0.69      $(0.33)       $ 0.00          $ 0.00
  Class B
  2/01/02++ to 9/30/02 ..    $14.01      $ 0.27          $ 0.37        $ 0.64      $(0.27)       $ 0.00          $ 0.00
  Class C
  2/01/02++ to 9/30/02 ..    $14.01      $ 0.27          $ 0.36        $ 0.63      $(0.27)       $ 0.00          $ 0.00

Intermediate California
Municipal Portfolio
  Class A
  2/01/02++ to 9/30/02 ..    $14.22      $ 0.30          $ 0.37        $ 0.67      $(0.30)       $ 0.00          $ 0.00
  Class B
  2/01/02++ to 9/30/02 ..    $14.22      $ 0.23          $ 0.37        $ 0.60      $(0.23)       $ 0.00          $ 0.00
  Class C
  2/01/02++ to 9/30/02 ..    $14.22      $ 0.23          $ 0.37        $ 0.60      $(0.23)       $ 0.00          $ 0.00

Intermediate New York
Municipal Portfolio
  Class A
  2/01/02++ to 9/30/02 ..    $13.82      $ 0.32          $ 0.40        $ 0.72      $(0.32)       $ 0.00          $ 0.00
  Class B
  2/01/02++ to 9/30/02 ..    $13.82      $ 0.26          $ 0.40        $ 0.66      $(0.26)       $ 0.00          $ 0.00
  Class C
  2/01/02++ to 9/30/02 ..    $13.82      $ 0.26          $ 0.40        $ 0.66      $(0.26)       $ 0.00          $ 0.00


                                 Less
                             Distributions                                    Ratios/Supplemental Data
                             -------------                     -------------------------------------------------------
                                 Total      Net Asset                              Ratio of   Ratio of Net
                               Dividends     Value,    Total     Net Assets,       Expenses   Income/(Loss)  Portfolio
                                  and        End of    Return   End of Period     to Average    to Average    Turnover
  Fiscal Year or Period      Distributions   Period     (b)    (000's omitted)    Net Assets    Net Assets      Rate
  ---------------------      -------------  ---------  ------  ---------------    ----------  -------------  ---------
Ohio Portfolio
  Class A
  Year ended 9/30/02 ....       $(0.53)       $10.02    5.57%      $70,223          0.85%(m)       4.99%          34%
  Year ended 9/30/01 ....        (0.53)        10.01    8.04        46,855          0.85(m)        5.42           32
  Year ended 9/30/00 ....        (0.51)         9.77    4.54        32,490          0.76(m)        5.57          307
  Year ended 9/30/99 ....        (0.53)         9.86   (0.70)       27,229          0.75(m)        4.88          208
  Year ended 9/30/98 ....        (0.53)        10.45    8.30        14,220          0.75(m)        5.05           16
  Class B
  Year ended 9/30/02 ....       $(0.47)       $10.02    4.87%      $73,159          1.55%(m)       4.29%          34%
  Year ended 9/30/01 ....        (0.47)        10.01    7.33        54,575          1.55(m)        4.72           32
  Year ended 9/30/00 ....        (0.44)         9.77    3.78        40,812          1.47(m)        4.84          307
  Year ended 9/30/99 ....        (0.45)         9.86   (1.38)       49,055          1.46(m)        4.17          208
  Year ended 9/30/98 ....        (0.46)        10.45    7.56        37,289          1.46(m)        4.34           16
  Class C
  Year ended 9/30/02 ....       $(0.47)       $10.02    4.77%      $53,883          1.55%(m)       4.29%          34%
  Year ended 9/30/01 ....        (0.47)        10.02    7.43        36,500          1.55(m)        4.71           32
  Year ended 9/30/00 ....        (0.44)         9.77    3.78        22,909          1.46(m)        4.85          307
  Year ended 9/30/99 ....        (0.45)         9.86   (1.38)       24,126          1.45(m)        4.18          208
  Year ended 9/30/98 ....        (0.46)        10.45    7.56        16,685          1.45(m)        4.36           16

Pennsylvania Portfolio
  Class A
  Year ended 9/30/02 ....       $(0.53)       $10.58    6.88%      $99,426          0.95%(n)       4.98%          38%
  Year ended 9/30/01 ....        (0.53)        10.42   11.11        96,834          0.95(n)        5.15          112
  Year ended 9/30/00 ....        (0.52)         9.88    5.35        68,288          0.95(n)        5.40          356
  Year ended 9/30/99 ....        (0.53)         9.89   (2.43)       62,479          0.95(n)        4.68          249
  Year ended 9/30/98 ....        (0.55)        10.66    8.72        35,632          0.95(n)        5.10           70
  Class B
  Year ended 9/30/02 ....       $(0.46)       $10.58    6.26%      $74,390          1.65%(n)       4.35%          38%
  Year ended 9/30/01 ....        (0.46)        10.41   10.25        62,038          1.65(n)        4.36          112
  Year ended 9/30/00 ....        (0.44)         9.88    4.58        44,713          1.66(n)        4.69          356
  Year ended 9/30/99 ....        (0.45)         9.89   (3.10)       52,012          1.66(n)        3.96          249
  Year ended 9/30/98 ....        (0.47)        10.66    7.98        39,465          1.66(n)        4.39           70
  Class C
  Year ended 9/30/02 ....       $(0.46)       $10.58    6.26%      $46,296          1.65%(n)       4.30%          38%
  Year ended 9/30/01 ....        (0.46)        10.41   10.25        33,334          1.65(n)        4.42          112
  Year ended 9/30/00 ....        (0.44)         9.88    4.58        23,306          1.65(n)        4.71          356
  Year ended 9/30/99 ....        (0.45)         9.89   (3.10)       27,916          1.65(n)        3.98          249
  Year ended 9/30/98 ....        (0.47)        10.66    7.98        17,531          1.65(n)        4.41           70

Virginia Portfolio
  Class A
  Year ended 9/30/02 ....       $(0.54)       $10.77    7.58%      $76,797          0.72%(o)       4.95%          16%
  Year ended 9/30/01 ....        (0.55)        10.54    7.32        53,306          0.72(o)        5.18          134
  Year ended 9/30/00 ....        (0.55)        10.35    5.88        37,784          0.67(o)        5.52          289
  Year ended 9/30/99 ....        (0.59)        10.32   (1.10)       28,148          0.67(o)        4.67          311
  Year ended 9/30/98 ....        (0.89)        11.02    9.65        10,315          0.67(o)        4.84           62
  Class B
  Year ended 9/30/02 ....       $(0.47)       $10.75    6.78%      $85,842          1.42%(o)       4.27%          16%
  Year ended 9/30/01 ....        (0.48)        10.53    6.62        69,534          1.42(o)        4.49          134
  Year ended 9/30/00 ....        (0.48)        10.34    5.16        49,216          1.37(o)        4.83          289
  Year ended 9/30/99 ....        (0.52)        10.31   (1.73)       42,007          1.37(o)        3.97          311
  Year ended 9/30/98 ....        (0.82)        11.01    8.85        15,973          1.37(o)        4.14           62
  Class C
  Year ended 9/30/02 ....       $(0.47)       $10.75    6.88%      $34,396          1.42%(o)       4.26%          16%
  Year ended 9/30/01 ....        (0.48)        10.52    6.62        24,116          1.42(o)        4.48          134
  Year ended 9/30/00 ....        (0.48)        10.33    5.06        16,848          1.37(o)        4.83          289
  Year ended 9/30/99 ....        (0.52)        10.31   (1.73)       12,962          1.37(o)        3.97          311
  Year ended 9/30/98 ....        (0.82)        11.01    8.85         4,597          1.37(o)        4.11           62

Intermediate Diversified
Municipal Portfolio
  Class A
  2/01/02++ to 9/30/02 ..       $(0.33)       $14.37    5.02%      $81,944          0.94%*         3.42%*       21.85%
  Class B
  2/01/02++ to 9/30/02 ..       $(0.27)       $14.38    4.63%      $53,115          1.65%*         2.75%*       21.85%
  Class C
  2/01/02++ to 9/30/02 ..       $(0.27)       $14.37    4.55%      $51,419          1.65%*         2.71%*       21.85%

Intermediate California
Municipal Portfolio
  Class A
  2/01/02++ to 9/30/02 ..       $(0.30)       $14.59    4.76%      $34,909          0.97%*         2.98%*       31.23%
  Class B
  2/01/02++ to 9/30/02 ..       $(0.23)       $14.59    4.30%      $18,688          1.68%*         2.27%*       31.23%
  Class C
  2/01/02++ to 9/30/02 ..       $(0.23)       $14.59    4.28%      $23,746          1.68%*         2.28%*       31.23%

Intermediate New York
Municipal Portfolio
  Class A
  2/01/02++ to 9/30/02 ..       $(0.32)       $14.22    5.30%      $36,760          0.95%*         3.39%*       36.56%
  Class B
  2/01/02++ to 9/30/02 ..       $(0.26)       $14.22    4.82%      $25,635          1.67%*         2.69%*       36.56%
  Class C
  2/01/02++ to 9/30/02 ..       $(0.26)       $14.22    4.89%      $17,847          1.66%*         2.65%*       36.56%

--------------------------------------------------------------------------------
Please refer to the footnotes on page 50.



                                     48 & 49

*     Annualized.
+ Net of expenses assumed and/or waived by Alliance, except in the case of the Insured California Portfolio for the fiscal years ended October 31, 1998, 1999, 2000, 2001, and 2002.
++    Commencement of operations.
(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent defered sales charges are not reflected in the calculation of total investment returns. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.
(c) If the National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.07%, 1.06%, 1.11%, 1.12% and 1.08% for Class A shares, 1.77%,
      1.79%, 1.79%, 1.74% and 1.79% for Class B shares and 1.76%, 1.78%, 1.79%,
      1.79% and 1.82% for Class C shares.
(d) If the Insured National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.13%, 1.14%, 1.16%, 1.10% and 1.12% for Class A shares, 1.84%, 1.85%, 1.87%, 1.79%, and 1.87% for Class B shares and 1.83%, 1.85%,
      1.85%, 1.80% and 1.83% for Class C shares.
(e) If the California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.01%, 1.02%, 1.04%, 1.04% and 1.04% for Class A shares, 1.72%,
      1.73%, 1.74%, 1.72% and 1.75% for Class B shares and 1.71%, 1.72%, 1.74%,
      1.74% and 1.76% for Class C shares.
(f) If the Arizona Portfolio had borne all expenses, the respective expense ratios would have been 1.12%, 1.22%, 1.29%, 1.39% and 1.55% for Class A shares, 1.82%, 1.93%, 1.99%, 2.16% and 2.30% for Class B shares and 1.82%,
      1.93%, 1.99%, 2.17% and 2.34% for Class C shares.
(g) If the Florida Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.09%, 1.13%, 1.14%, 1.18% and 1.27% for Class A shares, 1.79%,
      1.84%, 1.85%, 1.91% and 1.97% for Class B shares and 1.79%, 1.83%, 1.85%,
      1.91% and 1.99% for Class C shares.
(h) If the Massachusetts Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been 1.12%, 1.19%, 1.63%, 1.24% and 1.51% for Class A shares, 1.83%, 1.90%, 1.94%, 1.97% and 2.22% for Class B shares and 1.82%, 1.90%,
      1.93%, 1.96% and 2.21% for Class C shares.
(i) If the Michigan Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.21%, 1.44%, 1.63%, 1.62% and 1.89% for Class A shares, 1.92%,
      2.16%, 2.34%, 2.44%, and 2.61% for Class B shares and 1.93%, 2.16%, 2.34%,
      2.43% and 2.59% for Class C shares.
(j) If the Minnesota Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.29%, 1.49%, 1.66%, 1.63% and 1.80% for Class A shares, 1.99%,
      2.19%, 2.37%, 2.43% and 2.52% for Class B shares and 1.99%, 2.19%, 2.36%,
      2.44% and 2.48% for Class C shares.
(k) If the New Jersey Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.11%, 1.13%, 1.23%, 1.25% and 1.29% for Class A shares, 1.82%,
      1.84%, 1.94%, 1.99% and 2.00% for Class B shares and 1.81%, 1.83%, 1.93%,
      1.98% and 1.99% for Class C shares.
(l) If the New York Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.05%, 1.04%, 1.10%, 1.11% and 1.08% for Class A shares, 1.78%,
      1.76%, 1.81%, 1.76%, and 1.80% or Class B shares and 1.77%, 1.76%, 1.80%,
      1.77%, 1.82% and 1.82% for Class C shares.
(m) If the Ohio Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.15%, 1.20%, 1.29%, 1.30% and 1.35% for Class A shares, 1.85%,
      1.91%, 2.00%, 2.01% and 2.05% for Class B shares and 1.85%, 1.90%, 1.99%,
      2.01% and 2.04% for Class C shares.
(n) If the Pennsylvania Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.13%, 1.16%, 1.23%, 1.24% and 1.29% for Class A shares, 1.84%, 1.86%, 1.94%, 1.98% and 2.00% for Class B shares and 1.83%, 1.86%,
      1.93%, 1.98% and 1.99% for Class C shares.
(o) If the Virginia Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been 1.15%, 1.21%, 1.26%, 1.43% and 2.09% for Class A shares, 1.86%,
      1.92%, 1.97%, 2.20%, and 2.84% for Class B shares and 1.86%, 1.92%, 1.96%,
      2.19% and 2.85% for Class C shares.

                     (This page left intentionally blank.)

For more information about the Portfolios, the following documents are available upon request:

Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)

Each Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolios' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios by contacting your broker or other financial intermediary, or by contacting Alliance:


By mail:        c/o Alliance Global Investor Services, Inc.
                P.O. Box 786003
                San Antonio, TX 78278-6003


By phone:       For Information:  (800) 221-5672
                For Literature:   (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.


o Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Comission's Public Reference Section, Washington DC 20549-0102.


You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

SEC File Nos
------------
811-04791
811-07618
811-5555

--------------------------------------------------------------------------------

Privacy Notice (This information is not part of the Prospectus.) Alliance Capital Management L.P., the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

--------------------------------------------------------------------------------

[LOGO]                    ALLIANCE MUNICIPAL INCOME FUND, INC.
----------------------------------------------------------------

c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas  78278-6003
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618

----------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION

                         February 1, 2003

----------------------------------------------------------------

            This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the Prospectus, dated February 1, 2003, for the National Portfolio, Insured National Portfolio, California Portfolio, Insured California Portfolio and New York Portfolio (the "Portfolios") of the Alliance Municipal Income Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Portfolios (the "Prospectus") and, if the Portfolios begin to offer Advisor Class shares, the prospectus for the Portfolios that offers the Advisor Class shares of the Portfolios (the "Advisor Class Prospectus" and, together with the Prospectus, for the Portfolios that offers the Class A, Class B and Class C shares, the "Prospectus(es)"). The Portfolios currently do not offer Advisor Class shares. Financial statements for the Fund for the year ended October 31, 2002 are included in the Fund's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Fund's annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS
                                                                          Page

Investment Policies and Restrictions....................................
Management of the Fund..................................................
Expenses of the Fund....................................................
Purchase of Shares......................................................
Redemption and Repurchase of Shares.....................................
Shareholder Services....................................................
Net Asset Value.........................................................
Dividends, Distributions and Taxes......................................
Brokerage and Portfolio Transactions....................................
General Information.....................................................
Report of Independent Auditors and Financial
  Statements............................................................
Appendix A: Bond and Commercial Paper
Ratings.................................................................A-1
Appendix B: Futures
Contracts and Related Options...........................................B-1
Appendix C: Options on Municipal and U.S.
  Government Securities.................................................C-1

--------------------------
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

----------------------------------------------------------------

               INVESTMENT POLICIES AND RESTRICTIONS
----------------------------------------------------------------

         The Fund is an open-end investment company comprising the diversified National and Insured National Portfolios and the non-diversified California, Insured California and New York Portfolios. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Prospectus.
Except as otherwise noted, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Board of Directors of the Fund with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified prior to a material change in such policies.

National and Insured National Portfolios
----------------------------------------

      As a matter of fundamental policy, the National Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest which is exempt from federal income tax. For purposes of this policy, net assets include any borrowings for investment purposes. The National Portfolio invests principally in a diversified portfolio of municipal securities with interest that is wholly exempt from federal income taxes except when received by a shareholder who is subject to the Alternative Minimum Tax ("AMT").

     As a matter of fundamental policy, the Insured National Portfolio invests, under normal circumstances, at least (i) 80% of its net assets in municipal securities with interest which is exempt from federal income tax, including the AMT, and (ii) 65% of its total assets in insured securities. The Insured National Portfolio invests, under normal circumstances, at least 80% of its net assets in insured securities. This policy may not be changed without 60 days' prior written notice to shareholders. For purposes of these policies, net assets include any borrowings for investment purposes. The Insured National Portfolio invests principally in a diversified portfolio of AMT-Exempt bonds that also are insured securities.

     The National and Insured National Portfolios may invest 25% or more of their total assets in municipal securities whose issuers are located in the same state. The investment policies of the Insured National Portfolio differ from those of the National Portfolio in two respects:

                  - whereas the National Portfolio invests principally (and is permitted to invest without limit) in AMT-Subject bonds, the Insured
                  National Portfolio invests principally in
                  AMT-Exempt bonds; and

                  - as a matter of fundamental policy, the Insured National Portfolio, under normal market conditions, invests at least 65% of its total assets in insured securities. As described above, the Insured National Portfolio normally invests at least 80% of its net assets in insured securities.

State Portfolios
----------------

      Each of the California Portfolio, Insured California Portfolio and New York Portfolio (the "State Portfolios") is non-diversified and invests principally in municipal securities substantially all the interest from which (and substantially all the related dividends to shareholders) is exempt from federal income tax and from personal income tax in the named State. Normally, substantially all of the total assets of each State Portfolio will be invested in municipal securities of the named state. Each State Portfolio, other than the Insured California Portfolio, may invest without limit in AMT-Subject bonds.

      Each State Portfolio also may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named State if such municipal securities generate interest exempt from federal income tax and personal income tax in the named State. When Alliance Capital Management L.P. ("Alliance" or the "Adviser") believes that municipal securities of the named State that meet the Portfolio's quality standards are not available, the Portfolio may invest in securities whose interest payments are only federally tax-exempt.

      California and Insured California Portfolios:
      --------------------------------------------

      As a matter of fundamental policy, the California Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest which is exempt from federal income tax and at least 80% of its net assets in municipal securities of California or municipal securities with interest which is otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

      As a matter of fundamental policy, the Insured California Portfolio invests, under normal circumstances, at least (i) 80% of its net assets in municipal securities with interest which is exempt from federal income tax, including the AMT, (ii) 65% of its total assets in insured securities, and (iii) 80% of its net assets in municipal securities of California or municipal securities with interest which is otherwise exempt from California state income tax. The Portfolio invests, under normal circumstances, at least 80% of its net assets in insured securities. This policy may not be changed without 60 days' prior written notice to shareholders. For purposes of this policy, and the fundamental policies above, net assets include any borrowings for investment purposes.

      New York Portfolio:
      -------------------

      As a matter of fundamental policy, the New York Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest which is exempt from federal income tax and at least 80% of its net assets in municipal securities of New York or municipal securities with interest which is otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

Other Investment Policies
-------------------------

      Each Portfolio will invest at least 75% of its total assets in municipal securities rated at the time of purchase Baa or higher by Moody's Investor Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch") or, if unrated, determined by Alliance to be of comparable quality. In addition, each Portfolio may invest up to 35% of its total assets in zero coupon municipal securities. Each Portfolio also may invest in municipal securities that have fixed, variable, floating, or inverse floating rates of interest. The average dollar weighted maturity of the securities in each Portfolio will normally range between 10 and 30 years.

     The Portfolios will limit their investments in illiquid securities to 10% of their net assets.

Insurance Feature of the Insured National and
Insured California Portfolios
-----------------------------

      The Insured National Portfolio and Insured California normally invest at least 80% of their net assets in insured securities. Based upon the expected composition of each of the Insured National Portfolio and Insured California Portfolios, Alliance estimates that the annual premiums for insurance will range from .12 to 1% to .75 of 1% of the average net assets of each Portfolio. Although the insurance feature reduces certain financial risks, the premiums for insurance, which are paid from each of the Portfolio's assets, will reduce their current yields. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional credit support. While insurance for municipal securities held by the Insured National Portfolio and Insured California Portfolio reduces credit risk by insuring that the Portfolios will receive payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates or other factors.

      The Insured National Portfolio and Insured California Portfolio may obtain insurance on their municipal securities or purchase insured municipal securities covered by policies issued by any insurer having a claims-paying ability rated A or higher by Moody's, S&P or Fitch. No more than 25% of each Portfolio's total assets may be invested in insured municipal securities covered by policies issued by insurers having a claims-paying ability rated below AA by Moody's, S&P or Fitch.

Alternative Minimum Tax
-----------------------

      Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

     Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

Risk of Concentration In a Single State
---------------------------------------

     The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Portfolio versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

     Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described in the "Description of the Portfolios-Principal Policies-Municipal Securities" in the Prospectus. See also "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

     The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement as updated in November 2002 with respect to New York and an Official Statement dated October 16, 2002 with respect to California in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which a Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK PORTFOLIO
------------------

      The following is based on information obtained from the Annual Information Statement of the State of New York, dated June
3, 2002, and the Update to the Annual Information Statement dated
November 14, 2002.

Debt Reform Act of 2000
-----------------------

      The Debt Reform Act of 2000 (Debt Reform Act) implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income; (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts;
(c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

      The cap on new State-supported debt outstanding began at
0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts and is gradually increasing until it is fully phased in at 5 percent in 2013-14. Debt outstanding and debt service costs for the 2002-2003 fiscal year are projected by the Division of the Budget ("DOB") to be within the Debt Reform Act's statutory caps.

      The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

New York Local Government Assistance Corporation
------------------------------------------------

      In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.

      As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Recent Developments
-------------------

      As expected, the World Trade Center terrorist attacks had an even more devastating impact on the State economy than on the national economy as a whole. As a result, the State economy could remain in recession even after the initiation of a recovery for the nation overall. Employment is expected to decline by 0.8 percent in 2002, following a 0.5 percent decline in 2001. Wages and salaries are expected to show an increase of 2.4 percent for 2001, followed by a decline of 1.5 percent for 2002 due to weakness in securities industry profits in the first quarter of 2002.

      The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger national and international growth could result in an earlier recovery than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the New York forecast. Wall Street compensation fell precipitously in 2002. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.

2002-03 Financial Plan
----------------------

      In January 2002, the Governor presented a balanced 2002-03 Financial Plan (the Executive Plan) with proposals that closed a combined 2001-02 and 2002-03 General Fund budget gap of $6.8 billion, according to DOB. The Executive Plan reflected legislative and administrative actions taken during 2001-02 following the World Trade Center terrorist attacks that produced savings of $2.4 billion; the use of reserves set aside for economic uncertainties ($1.11 billion) and through the Temporary Assistance for Needy Families (TANF) program ($885 million); and revenue and spending actions totaling $2.4 billion (of which approximately $560 million were non-recurring). As a result, the 2001-02 and 2002-03 Financial Plans were projected to be in balance on a cash basis at that time.

      In April 2002, DOB projected a shortfall of approximately $1.4 billion from the Executive Plan resulting primarily from lower than projected receipts associated with the final settlement of 2001 tax liability. DOB expects that the majority of this shortfall will be non-recurring, with a significant portion attributable to income losses associated with the World Trade Center terrorist attacks.

      On May 22, 2002, DOB issued a revised 2002-03 Financial Plan following final action on the budget by the State Legislature (the Enacted Plan) to reflect enactment of a series of non-recurring actions to offset the projected revenue losses and produce a balanced 2002-03 Financial Plan. The actions include a tax amnesty program, increased receipts from the sale of abandoned property, a change in the payment date for various business taxes, and utilization of available cash reserves and other fund balances.

      As compared to the Executive Plan, the Enacted Plan also supports spending restorations of approximately $600 million related to education, health, economic development, and human services. These costs are fully financed through actions to reduce spending or increase revenues on a recurring basis, including education building aid reform, workforce savings through attribution and an early retirement program, and tobacco tax increases and enforcement actions, as well as the use of resources from other funds.

      General Fund receipts and transfers from other funds are projected to total $39.90 billion in 2002-03, a decrease in $1.25 billion or -3.0 percent from the 2001-02 fiscal year. General Fund disbursements, including transfers to other funds, are projected to total $40.22 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from the 2001-02 fiscal year. The General Fund closing balance is projected to total $716 million, a decline of $316 million from 2001-02.

      Projected General Fund disbursements in the Enacted Plan are essentially unchanged from the levels projected in the Executive Plan. The annual decrease in spending results from efforts to limit the growth of State operations, capital and debt service costs, and by the reduction of General Fund spending through the use of alternate financing sources, including TANF reserves and health care resources created under the Health Care Reform Act (HCRA). These reductions are partially offset by increases for school aid, collective bargaining, pensions and other fringe benefits, and underlying programmatic growth in health programs.

      All Governmental Funds spending for 2002-03 is projected to be $89.56 billion, consisting of $59.35 billion in State-supported spending and $30.21 billion in federal aid. This represents an increase of $5.08 billion or 6.0 percent for 2001-02 (after excluding federal World Trade Center
"pass-through" disaster assistance funds to The City of New York and other localities).

      The 2002-03 General Fund balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects to have a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). A portion of these reserves ($1.1 billion) are expected to be used to help balance the Enacted Plan by replacing revenues lost in the aftermath of the World Trade Center terrorist attacks. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.

      The State issued its Second Quarterly Update to the 2002-03 State Financial Plan on October 30, 2002 (the "Mid-Year Plan"). The Mid-Year Plan remains in balance and makes no revisions to the receipts and disbursements projections contained in the Enacted Plan. However, the Mid-Year Plan noted that current economic and financial trends (in particular, the prolonged and substantial decline in the equity markets and the poor performance of financial services firms) have made it more likely that actual receipts during the 2002-03 fiscal year will be significantly below the levels reported in the current Financial Plan.

2001-02 Fiscal Year
-------------------

      The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund ("TSRF") (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund ("CRF"), $159 million in the Community Projects Fund ("CPF"), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

      General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial
Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

      General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

2000-2001 Fiscal Year
---------------------

      The State ended its 2000-01 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-Kindergarten Fund.

      In addition to the General Fund closing balance of $1.10 billion, the State had $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion set aside for economic uncertainties and $250 million for deposit into the Debt Reduction Reserve Fund (the "DRRF"). The remaining balance of $1.79 billion is comprised of $1.22 billion that is available to accomplish Financial Plan objectives, $521 million from LGAC that may be used to pay tax refunds during fiscal year 2001-02 but must be on deposit at the close of the fiscal year, and $51 million in additional funds designated to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

      The 2000-01 General Fund closing balance also excludes $1.2 billion that was deposited in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the DRRF (for debt reduction in fiscal year 2001-02).

      General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-00 results. It should be noted that the receipts results for fiscal year 2000-01 reflect year-end refund reserve transactions that had the effect of reducing personal income tax receipts in the 2000-01 fiscal year and increasing them in the 2001-02 fiscal year. In comparison to the 2000-01 Financial Plan enacted in May 2000 (the "May Financial Plan"), receipts were $3 billion higher than projected, prior to the refund reserve transaction. The growth in receipts above the May 2000 estimate was largely due to stronger than anticipated growth in the personal income tax.

1999-2000 Fiscal Year
---------------------

      The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

      The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

      The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

      General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

State Financial Practices: GAAP Basis
-------------------------------------

      Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

2001-02 Fiscal Year
-------------------

      The State completed its 2001-02 fiscal year with a combined governmental funds operating deficit of $4.45 billion, which included operating deficits in the General Fund ($3.42 billion), in Special Revenue Funds ($970 million) and in Capital Projects Funds ($134 million) offset by an operating surplus in the Debt Service Funds ($76 million).

      The State reported a General Fund operating deficit of $3.42 billion for the 2001-02 fiscal year, as compared to an operating surplus of $245 million for the 2000-01 fiscal year. This operating deficit was financed by reducing the State's accumulated General Fund surplus from $3.91 billion to $.49 billion. The operating deficit for the 2001-02 fiscal year resulted in part from a $2.0 billion decline (5.2 percent) in tax revenues, including a $1.4 billion decline in personal income tax revenues caused primarily by the World Trade Center disaster and the economic slowdown. Also contributing to the operating deficit was a $985 million increase in expenditures, which included increases in expenditures for education ($436 million), social services ($398 million), health and environment ($395 million), personal service ($129 million) and pension contributions ($48 million). The increases in the above expenditure categories were partially offset by declines in expenditures for general purpose aid ($428 million), criminal justice ($78 million), and other fringe benefits ($51 million). The State reported an accumulated fund balance of $493 million in the General Fund for its 2001-02 fiscal year.

      Personal income taxes, business taxes, consumption and use taxes, and miscellaneous revenues fell from the prior fiscal year with only other taxes reporting an increase. The decline in personal income taxes of $1.4 billion (5.9 percent) was caused by the World Trade Center disaster and the economic slowdown, a decline in the rate of growth for wage and salary income, a decline in year-end bonus payments, and an increase in realized capital losses. Business taxes declined by $650 million (16 percent) primarily due to the World Trade Center disaster, which caused several large taxpayers with office space in the World Trade Center to incur significant losses in property and business resulting in lower tax liabilities for those business taxpayers. Consumption and use taxes decreased $336 million (4.5 percent), primarily as a result of an increase in the portion of motor vehicle fees distributed to the Dedicated Highway and Bridge Trust Fund (a Capital Projects Fund) and the Dedicated Mass Transportation Trust Fund (a Special Revenue Fund), and a decline in sales tax revenues. Other taxes, primarily estate and gift taxes, increased $400 million (54.8 percent), mainly due to several large estates which filed their final returns. Miscellaneous revenues decreased $8 million (0.3 percent).

      General Fund expenditures increased $985 million (2.5 percent) from the 2000-01 fiscal year. The largest increases occurred in the areas of education, social services, and health and environment. Education expenditures grew $436 million (3.1 percent) due mainly to an increase in spending for support for public schools. Social services expenditures increased $398 million (4.3 percent) due primarily to increased spending for the Medicaid program. Health and environment expenditures increased over $395 million (39.4 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs.

      An operating deficit of $970 million was reported for the Special Revenue Funds for the 2001-02 fiscal year, which resulted in the decline of the accumulated fund balance in this fund type to $2.4 billion. Revenues increased $1.4 billion over the prior fiscal year (3.7 percent) as a result of increases in federal grants of $3.3 billion and increased lottery revenues of $568 million, offset by declines in personal income tax revenue of $1.77 billion and decline in miscellaneous revenues of $554 million. The increase in federal grants is primarily related to increased Medicaid claims and disaster aid payments related to the World Trade Center disaster.

      Debt Service Funds ended the 2001-02 fiscal year with an operating surplus of $76 million and, as a result, the accumulated fund balance in this fund type increased to $2.4 billion. Revenues declined by $120 million (3.6 percent) primarily because of decreases in dedicated tax revenues while debt service expenditures also decreased by $300 million (8.2 percent) primarily due to a decline in the amount of reserve funds used to repay outstanding debt in advance. Net other financing sources decreased $84 million (24.0 percent).

      An operating deficit of $134 million was reported in the Capital Projects Funds for the State's 2001-02 fiscal year and, as a result, the accumulated fund balance deficit increased to $154 million. Revenues increased $208 million (7.3 percent) primarily because of an increase in the allocation of motor fuel taxes and motor vehicle fees. Revenue increases were partially offset by a decline in federal grant revenue attributable to decreased spending for highways and bridges. Expenditures declined $12 million (0.3 percent). Net other financing sources decreased by $463 million (35.2 percent) primarily due to a decline in proceeds from the issuance of financing arrangements and increased transfers from the Dedicated Highway and Bridge Trust Fund in support of expenditures for debt service.

2000-01 Fiscal Year
-------------------

      The State completed its 2000-01 fiscal year with a combined governmental funds operating surplus of $1.59 billion, which included operating surpluses in the General Fund ($245 million), in Special Revenue Funds ($1.25 billion) and in Capital Projects Funds ($109 million) offset, in minor part, by an operating deficit in the Debt Service Funds ($20 million).

      The State reported a General Fund operating surplus of $245 million for the 2000-01 fiscal year, as compared to an operating surplus of $2.23 billion for the 1999-2000 fiscal year. The operating surplus for the 2000-01 fiscal year resulted in part from a cash basis operating surplus and increases in taxes and other receivables of $686 million and $13 million, respectively, and decreases in deferred revenues, pension contributions payable and other liabilities of $101 million. These gains were partially offset by decreases in other assets and amounts due from other funds of $258 million, increases in payables to local governments of $368 million and an increase in tax refunds payable of $252 million. The State reported an accumulated fund balance of $4.17 billion in the General Fund for its 2000-01 fiscal year.

      General Fund revenues increased $682 million (1.8 percent) from the 1999-2000 fiscal year with an increase reported only for personal income taxes. Business, consumption and use and other taxes and miscellaneous revenues fell from the prior fiscal year. Personal income taxes grew $1.89 billion, an increase of nearly
8.4 percent. The increase in personal income taxes was caused by strong employment, wage and bonus payment growth and an increase in interest and dividend income during 2000. This increase was partially offset by decreases in consumption and use, business and other taxes and miscellaneous revenues. Consumption and use taxes decreased $305 million, or 4.0 percent, primarily as a result of the reduction in motor fuel taxes and motor vehicle fees distributed to the General Fund and a decline in cigarette and tobacco products taxes. Business taxes decreased $488 million, or 10.7 percent, primarily due to a reduction in certain corporation and utility taxes distributed to the General Fund and because of reductions in the corporate and utility tax rates. Other taxes primarily estate and gift taxes, decreased over $381 million, or 34.4 percent due mainly to a decline in the stock market and tax rate reductions. Miscellaneous revenues decreased $30 million (1.2 percent).

      General Fund expenditures increased $2.30 billion (6.3 percent) from the 1999-2000 fiscal year, with the largest increases occurring in the areas of education, health and environment and social services. Education expenditures grew $1.17 billion (9.1 percent) due mainly to an increase in spending for support for public schools and municipal and community colleges. Social services expenditures increased $238 million (2.6 percent) due primarily to increased spending for Medicaid and income maintenance programs. Health and environment expenditures increased over $145 million (16.9 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs.

      An operating surplus of $1.25 billion was reported for the Special Revenue Funds or the 2000-01 fiscal year which increased the accumulated fund balance in this fund type to $3.39 billion. Revenues increased $4.54 billion over the prior fiscal year (13.5 percent) as a result of increases in tax, federal grants, and miscellaneous revenues. Expenditures increased $3.63 billion (12.6 percent) as a result of increased costs for local assistance grants and non-personal service. Net other financing uses increased $324 million (8.1 percent).

      Debt Service Funds ended the 2000-01 fiscal year with an operating deficit of $20 million and, as a result, the accumulated fund balance in this fund type decreased to $2.04 billion. Revenues rose $143 million (4.9 percent) primarily because of increases in dedicated taxes while debt service expenditures increased $366 million (11.1 percent). Net other financing sources increased $174 million (40.8 percent) due primarily to increases in transfers from the General Fund.

      An operating surplus of $109 million was reported in the Capital Projects Funds for the State's 2000-01 fiscal year and, as a result, the accumulated fund balance deficit decreased to $20 million. Revenues increased $226 million (8.7 percent) primarily because the allocation of motor fuel taxes and motor vehicle fees was increased $131 million and federal grant revenues increased $90 million for transportation projects. Expenditures increased $212 million (5.5 percent) primarily because of increases in spending for grants to local government - education and health and environment programs and capital construction spending for transportation projects. Net other financing sources decreased by $4 million (0.3 percent).

      1999-2000 Fiscal Year
      ---------------------

      The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-99 fiscal year. As a result, the State reported an accumulated fund balance of $3.93 billion in the General Fund. Without the benefit of $4.7 billion of LGAC net bond proceeds between 1991 and 1995, and the decision to use $300 million of Dormitory Authority bond proceeds in 1996, these would have been a General Fund accumulated deficit of $401 million.

     Revenues increased $2.30 billion (6.4 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Personal income taxes grew $1.98 billion, an increase of 9.7 percent. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1999. Consumption and use taxes increased $327 million, or 4.5 percent, due to increased consumer confidence. Other taxes increased $23 million, or 1.6 percent. Miscellaneous revenues increased $303 million, a 14.1 percent increase, primarily due to investment earnings, fees, licenses, royalties and rents and reimbursements from regulated industries. Business taxes decreased nearly $301 million, or 6.2 percent.

      Expenditures increased $1.39 billion (3.9 percent) from the prior fiscal year, with the largest increases occurring in State aid for education, and health and environment. Education expenditures grew $739 million (6.1 percent) due mainly to additional support of public schools and increases in the STAR program. Health and environment expenditures grew $215 million (33.5 percent). Net other financing sources decreased $192 million (45.9 percent).

      An operating surplus of $665 million was reported for the Special Revenue Funds for the 1999-2000 fiscal year which increased the accumulated fund balance to $2.143 billion.
Revenues increased $2.15 billion over the prior fiscal year (6.9 percent). Expenditures increased $1.49 billion (5.4 percent). Net other financing uses increased $174 million (4.5 percent).

      Debt Service Funds ended the 1999-2000 fiscal year with an operating surplus of $38.1 million and, as a result, the accumulated fund balance increased to $2.06 billion. Revenues increased $200 million (7.4 percent). Debt Service expenditures increased $429 million (15.0 percent). Net other financing sources increased $113 million (36.1 percent).

      An operating surplus of $98.4 million was reported in the Capital Projects Funds for the State's 1999-2000 fiscal year and, as a result, the accumulated deficit fund balance decreased to $129.2 million. Revenues increased $92.6 million (3.7 percent). Expenditures increased $84 million (2.3 percent). Net other financing sources decreased by $63 million (4.6 percent).

      Economic Overview
      -----------------

      New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

      The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

      Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

      Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

      New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

      Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

      Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

      The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

      In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

      State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

State Authorities
-----------------

      The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2001, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State Authorities was $101 billion, only a portion of which constitutes State-supported or State-related debt.

      Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2002-03 fiscal year.

      In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the four percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984 and no bonds containing the moral obligation pledge are currently outstanding. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds issued by Troy MAC do not include the moral obligation provisions.

     The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds either formally issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2002-03 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

      Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

      The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

      Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 enacted budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This includes an additional $800 million of newly dedicated State petroleum tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

      State legislation accompanying the 2000-01 enacted budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for 2000 through 2004 (the "2000-04 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.

      The currently approved 2000-04 Capital Program assumes the issuance of an estimated $10.6 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

      The 2000-04 Capital Program assumed $1.6 billion in State support under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which was defeated by the voters in the November 2000 general election. Although not formally submitted to the Review Board as an amendment to the 2000-04 Capital Program, the MTA expects that all or a substantial portion of this amount will be replaced by additional proceeds generated by the debt restructuring and proceeds derived from the leasing of certain assets.

      There can be no assurance that all necessary governmental actions for future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the Capital Plan Review Board may amend the 2000-04 Capital Program from time to time to reflect the level of funding available to pay for the capital projects anticipated to be undertaken during the time period covered by the approved programs. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

      The MTA reported that certain portions of its regional transportation operations were affected by the terrorist attack on the World Trade Center. The MTA noted that the most significant infrastructure damage involved the subway tunnel running beneath the World Trade Center on the #1 and #9 subway lines that will need to be completely rebuilt, along with the related stations and infrastructure, and damage to the N/R Line Cortland Street Station. On April 11, 2002, the Capital Program Review Board approved an amendment to the 2000-04 Capital Program which identified insurance proceeds as the funding source for the reconstruction of the #1 and #9 Subway lines damaged in the World Trade Center attacks, increasing the overall plan by $162 million. The most recent estimate of overall property damage to the transit system (dated December 6, 2001) is $855 million. The MTA currently expects that insurance coverage in the amount of approximately $1.5 billion and federal disaster assistance will cover substantially all of the property and business interruption losses related to this event. While the loss of revenues associated with the World Trade Center attacks may be significant, the MTA does not expect that it will materially affect its obligations to bondholders and others.

      The 2002-03 Enacted Plan will assist the MTA in addressing potential operating shortfalls caused in part by the World Trade Center attacks by providing $348 million in aid increases and payment accelerations. In its May 2002 official statement, the MTA identified a potential budget shortfall of $663 million for 2003 after taking such assistance into account.

Certificates of Participation
-----------------------------

      The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

New York City
-------------

      The fiscal health of the State may also be affected by the fiscal health of the City, which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the City to market their securities successfully in the public credit markets.

      On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

      Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. Congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. By July 2002, Congress had appropriated a total amount of $21.4 billion in federal disaster assistance for New York. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance Authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.

      On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City, and increase the small business expensing limit.

      The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

      The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

      In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

      Currently, the City and its covered organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

OSDC and Control Board Reports
------------------------------

      Staff reports of the Control Board, OSDC and the City Comptroller have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues.

Other Localities
----------------

      Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2002-03 fiscal year, or thereafter.

      The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2002-03 totals approximately $486 million. In 2000-01, the State increased General Purpose State Aid for local government by $11 million to $562 million, and has continued funding at this new level since that date.

      While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

Certain Municipal Indebtedness
------------------------------

      Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 2000, the total indebtedness of all localities in the State, other than New York City, was approximately $23.1 billion. A small portion (approximately $108 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York
City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Nineteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 2000.

      Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, Nassau County or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation
----------

      The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2002-03 fiscal year or thereafter.

      Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2002-03 State Financial Plan. The State believes that the proposed 2002-03 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2002-03 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2002-03 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2002-03 State Financial Plan.



CALIFORNIA PORTFOLIO
--------------------

      The following is based on information obtained from a Preliminary Official Statement, dated October 16, 2002, relating to $180,000,000 State Public Works Board of the State of
California Lease Revenue Bonds (the "Official Statement").

Constitutional Limits on Spending and Taxes
-------------------------------------------

      Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

      Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State Constitution. Pursuant to Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

      Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

      Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

      The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

      As originally enacted in 1979, the Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the Appropriations Limit was recalculated by taking the actual 1986-87 limit and applying the annual adjustments as if Proposition 111 had been in effect.

      Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

      During the recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

      In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

State Indebtedness
------------------

      The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

      The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

      As of September 1, 2002, the State had outstanding $25,186,602,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $11,437,499,000 of long-term general obligations bonds. This latter figure consists of $4,915,300,000 of authorized commercial paper notes (of which $845,600,000 was outstanding), which had not yet been refunded by general obligation bonds, and $6,522,199,000 of other authorized but unissued general obligation debt.

      The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of September 1, 2002, there was no variable rate indebtedness outstanding; however, the State plans to issue such indebtedness in the future.

      In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $6,293,779,163 General Fund-supported lease-purchase debt outstanding as of September 1, 2002.

      As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. Between spring 1992 and summer 1994, the State had depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including repayment of maturing Notes and Warrants. The State has not had to resort to such cross-year borrowing since the 1994-95 Fiscal Year. The State issued $5.7 billion of 2001-02 Revenue Anticipation Notes on October 4, 2001, which matured on June 28, 2002. To provide additional cash resources necessary to pay The State's obligations at the end of fiscal year 2001-02 and the beginning of fiscal year 2002-03, the State issued $7.5 billion of revenue anticipation warrants in June 2002, with plans to issue an additional $12.5 billion later in 2002.

Prior Fiscal Years' Financial Results
-------------------------------------

      Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

      The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

Fiscal Year 2000-01 Budget
--------------------------

      The 2000 Budget Act, signed by the Governor on June 30, 2000, was enacted on time for the second consecutive year. The spending plan assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00 and reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties ("SFEU") available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments. Because of the State's strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.

Fiscal Year 2001-02 Budget
--------------------------

      The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion, and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

      The May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projected General Fund revenues in 2001-02 would be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates. Most of the drop was attributed to the personal income tax, which reflected both slower job and wage growth, and a severe decline in capital gains and stock option income, which is included in personal income tax statistics.

      The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million General Fund expenditures from the Budget passed by the Legislature. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest.

      The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The
State issued $5.7 billion of revenue anticipation notes on October 44, 2001, as part of its cash management program.

Fiscal Year 2002-03 Budget
--------------------------

      The 2002-03 Governor's Budget, released on January 10, 2002, projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

      The 2002-03 Governor's Budget projected revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $64.9 billion in 2001-02. This is more than $5 billion lower than projected in the 2001 Budget Act and more than $7 billion lower than the final estimates for 2000-01. Most of the decline in projected tax revenues is attributable to the personal income tax. Total revenues and transfers, projected to be $77.1 billion in 2001-02, include the receipt of $6.6 billion from the sale of Department of Water Resources Revenue Bonds and other sources to repay General Fund loans with interest. Every effort is being made to sell the bonds as quickly as possible; however, the exact timing of this bond sale is still uncertain. The 2002-03 Governor's Budget projected major tax revenues of $71.3 billion and total revenues and transfers of $79.3 billion for 2002-03.

      The Administration proposed the following major actions to close the $12.5 billion budget gap for the two fiscal years:

1. Expenditure reductions in the 2001-02 and 2002-03 fiscal years (from currently budgeted and projected expenditures based on current programs) totaling about $5.2 billion. This includes the proposals made by the Governor in November 2001, which were substantially enacted by the Legislature.

2. Funding shifts from the General Fund to other sources, including bond funds and special funds, totaling $586 million.

3. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.1 billion.

4. Interfund loans, accelerations and transfers totaling $5.6 billion. The largest portion of this category is the receipt of $2.4 billion in 2002-03 from the securitization (sale) of a portion of the State's future receipt of payments from tobacco companies from the settlement of litigation against those companies.

      The May Revision to the Governor's 2002-03 Budget addresses a projected $23.6 billion gap between expenditures and revenues through the 2002-03 fiscal year, or 30 percent of the General Fund. In addition to the $12.5 billion gap identified in the Governor's Budget, this Revision proposes adjustments to address an expected additional $9.5 billion revenue loss, and $1.6 billion in additional cost pressures. It proposes to address the shortfall through a combination of spending reductions and revenue proposals, as well as the maximum fiscally responsible level of fund shifts, loans, accelerations, transfers, and deferrals.

Recent Developments Regarding Energy
------------------------------------

      Department of Water Resources Power Supply Program. In January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act on the basis that the electricity available from California's three investor-owned utilities (the "Utilities") was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency. The Governor's proclamation under the Emergency Services Act was followed by the enactment of the Power Supply Act authorizing the DWR power supply program described below and related orders of the California Public Utilities Commission ("CPUC").

      The DWR sells electricity to approximately 10 million retail electric customers in California. The DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. The DWR's power supply program is designed to cover the shortfall between the amount of electricity required by retail electric customers of the Utilities and the amount of electricity furnished by the Utilities until December 31, 2002. Electricity purchased by the DWR is delivered to retail customers through the transmission and distribution systems of the Utilities, and payments from retail customers are collected for the DWR by the Utilities pursuant to servicing arrangements approved or ordered by the CPUC. The Administration and the CPUC are developing plans for the provision of the net short after 2002.

      The DWR's power supply program was initially financed by interest bearing unsecured loans from the General Fund of the State, aggregating approximately $6.2 billion of which $116 million has been repaid. Advances from the General Fund ceased in June 2001, after the DWR arranged secured loans from banks and other financial institutions, producing net proceeds of approximately $4.1 billion. The power supply program is also funded by revenue from electricity sales to retail customers; cash receipts from such revenues have aggregated approximately $3.7 billion through January 31, 2002.

      The DWR is authorized by the Power Supply Act to issue up to $13.4 billion in revenue bonds. Although sale of the bonds was delayed by a number of factors, including potential legal challenges, the offering occurred in November 2002 and raised $11.3 billion, the largest municipal bond offering in history. Of this amount, $6.6 billion was paid to the State's General Fund.

Economic Overview
-----------------

      California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy began to slow in the Spring of 2001. The slowdown was most pronounced in the State's high-tech sector and tourism industry. The latter was hit hard by the September 11 terrorist attacks. The State began to recover early in 2002, but progress has been slow. State unemployment rose from 4.7 percent in February 2001 to 6.3 percent in July 2002.

      The State's July 1, 2001 population of nearly 35 million represented over 12 percent of the total United States population.

Litigation
----------

      The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may require it to make significant future expenditures or may impair future revenue sources.


Insurance Feature
-----------------

     The insurance feature is generally described in the Prospectus under "Description of the Portfolios - Principal Policies--Insurance Feature of the Insured National and Insured California Portfolios". Although the Insured National and Insured California Portfolios may purchase municipal notes that are insured, municipal notes generally are not insured. Accordingly, the Insured National and Insured California Portfolios do not presently expect that any significant portion of the municipal notes they purchase will be covered by insurance. Securities other than municipal bonds and notes purchased by the Portfolios will not be covered by insurance.

     The Insured National Portfolios and Insured California may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline companies provided any such company has a claims-paying ability rated "A" or better by S&P or Moody's. The Adviser is aware of six such insurers, MBIA Insurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), Ambac Assurance Corporation ("Ambac"), a wholly-owned subsidiary of Ambac Financial Group, Inc., Financial Security Assurance Inc. ("FSA"), a wholly-owned subsidiary of Dexia, a European financial services company, American Capital Access Corporation ("ACA") ACA Financial Warranty Corporation ("ACA"), a wholly-owned subsidiary of American Capital Access Holdings, Incorporated, and Radian Asset Assurance, Inc. (formerly, Asset Guaranty Insurance Company) ("Radian"), a wholly-owned subsidiary of Radian Group, Inc. Moody's and S&P ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds.

     It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Moreover, while insurance coverage for the municipal securities held by the Portfolios reduces credit risk by ensuring that a Portfolio will receive payment of principal and interest within 30 days of receipt of notice that non-payment has occurred, it does not protect against market fluctuations caused by changes in interest rates and other factors. The notice requirement applies to each missed payment of principal or interest.

     The information relating to MBIA, FGIC, Ambac, FSA, ACA and Radian contained below has been furnished by such companies, respectively. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information.

     MBIA. MBIA is the principal operating subsidiary of MBIA Inc. Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against MBIA. MBIA is a limited liability corporation rather than a several liability association. MBIA was incorporated and is domiciled in the state of New York and is licensed to do business in all 50 states, the District of Columbia, Guam, the Northern Mariana Islands, the U.S. Virgin Islands and Puerto Rico. As of December 31, 2001, MBIA had total admitted assets of $8,545 million, and total liabilities of $5,688 million. The address of MBIA is 113 King Street, Armonk, New York 10504.

     FGIC. FGIC is a wholly-owned subsidiary of General Electric Capital Corporation ("GECC"). GECC is not obligated to pay the debts of or the claims against FGIC. FGIC is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of December 31, 2001, FGIC had total assets of $2,856.6 million and total liabilities of $849.7 million. The address of FGIC is 125 Park Avenue, New York, New York 10017.

     Ambac. Ambac is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in all 50 states, the District of Columbia and Puerto Rico. As of December 31, 2001, Ambac Financial Group, Inc. and all of its subsidiaries had total assets of $12,267.7 million and total liabilities of $9,284 million. The address of Ambac's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004.

     FSA. FSA is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of December 31, 2001, FSA held, on a consolidated basis, total assets of $4,306.9 million and total liabilities of $2,670.9 million. The registered office of FSA is located at 350 Park Avenue, New York, New York 10022.

     ACA. ACA is a Maryland-domiciled insurance company specializing in guaranteeing transactions in underserved segments of the municipal, structured finance, international and special surety markets. ACA is licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. ACA was founded in 1997 with an initial capitalization of $242 million consisting of $117 million cash capitalization, a $50 million capital facility from Zurich Reinsurance, N.A., and a $75 million excess of loss reinsurance policy from Capital Reinsurance Company. As of December 31, 2001, ACA had admitted assets of $299.0 million and total liabilities of $128.1 million. ACA's principal business office is located at 140 Broadway, New York, New York 10005.

     Radian. Radian is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. Radian specializes in insuring investment-grade securities that do not qualify for coverage from the primary financial guaranty insurance companies. As of December 31, 2001, Radian Group, Inc. and its subsidiaries held total assets of $4.4 billion and total liabilities of $2.1 billion. Radian's principal business office is located at 335 Madison Avenue, 25th Floor, New York, New York 10017.

Additional Investment Policies
------------------------------

     Except as otherwise noted, the following investment policies apply to all Portfolios of the Fund.

     General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Portfolio invests in demand notes, the Adviser will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

     Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax.

     Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     Each Portfolio may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

     A Portfolio may invest a maximum of 35% of its total assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

     Each Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Portfolio may purchase both Auction and Residual Components.

     Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     Each Portfolio may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of a Portfolio's investment, a pool of municipal securities, or (ii) partnership and grantor trust-type derivative securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer. There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Portfolio to tender the security prior to its stated maturity. A Portfolio will not purchase an asset-backed or derivatives security unless it has opinion of counsel in connection with the purchase that interest earned by the Portfolio from the securities is exempt from, as applicable, Federal and state income taxes.

     Municipal notes in which a Portfolio may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

     Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes and bond anticipation notes, and tax-exempt commercial paper.

     Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long- term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

     Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

     There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Fund's portfolios.

     Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in each Portfolio will range between 10 and 30 years. However, no Portfolio has any restrictions on the maturity of municipal securities in which it may invest. Since the Portfolios' objective is to provide high current income, they will emphasize income rather than stability of net asset values, and the average maturity of the Portfolios will vary depending on anticipated market conditions. The Portfolios will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions and, in the case of the Insured National and Insured California Portfolios, after taking into account the cost of any insurance obtainable on such municipal securities. The achievement of the Portfolios' investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission (the "Commission"), although from time to time there have been proposals which would require registration in the future.

     After purchase by a Portfolio, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Adviser will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for each of its Portfolios.

     Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund's Portfolios would be affected. Additionally, the Fund would reevaluate the Portfolios' investment objectives and policies.

     Futures Contracts and Options on Futures Contracts. Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or obligations of the U.S. Government securities or contracts based on financial indices, including an index of municipal securities or U.S. Government Securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date.

     The Fund has adopted a policy that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, a Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the Portfolio's outstanding futures contracts and the market value of the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets.

     The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will deposit liquid assets equal to the market value of the futures contract (less related margin) in a segregated account with the Fund's custodian or a futures margin account with a broker. If the Adviser were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

     For additional information on the use, risks and costs of futures contracts and options on futures contracts, see Appendix
B.

     Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In addition, the Portfolios may write covered straddles. There are no specific limitations on the writing and purchasing of options by the Portfolios.

     A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

     In contrast to other types of options, options on the yield "spread" or yield differential between two securities are based on the difference between the yields of designated securities.
A straddle is a combination of a call and a put written on the same underlying security.

     The Portfolios intend to write call options for cross-hedging purposes. A call option is for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

     In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

     If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. See Appendix C for a further discussion of the use, risks and costs of option trading.

     The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. These Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Portfolios-Description of Additional Investment Practices -- Illiquid Securities" in the Prospectus.

     Credit Default Swap Agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or the seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

     Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

     A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.

     Portfolio may enter into a credit default swap that provides for settlement by physical delivery and, at the time of entering into the swap, such delivery would not result in the Portfolio investing less than 75% of its total assets in municipal securities rated lower than Baa or BBB. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

     Interest Rate Transactions. Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

     A Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions to protect against price increases of securities the Adviser anticipates purchasing for the Portfolio at a later date. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

     Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolios hedging its assets liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly. they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

            The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser were incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolios would diminish compared with what they would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

     There is no limit on the amount of interest rate swap transactions that may be entered into by any of the Portfolios. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive. A Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

     When-Issued Securities and Forward Commitments. Each Portfolio may purchase municipal securities offered on a "when-issued" basis and may purchase or sell municipal securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell municipal securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a municipal security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

     When-issued municipal securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the municipal securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's net asset value. At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. No when-issued or forward commitments will be made by any Portfolio if, as a result, more than 20% of the value of such Portfolio's total assets would be committed to such transactions.

     General. The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolios may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

     A Portfolio's ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If, for example, a secondary market did not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security or futures contract upon exercise. No assurance can be given that the Portfolios will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolios' ability to engage in options and futures transactions may be limited by tax considerations.

     Repurchase Agreements. Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio maintains procedures for evaluating and monitoring the creditworthiness of vendors of repurchase agreements. In addition, each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is the Fund's current practice to enter into repurchase agreements only with such primary dealers.

     Illiquid Securities. Subject to any applicable fundamental investment policy, a Portfolio will not maintain more than 10% of its net assets in illiquid securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Portfolio may not be able to realize their value upon sale.

     Future Developments. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

     Special Risk Considerations. Securities rated Baa are considered by Moody's or BB by S&P or Fitch to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

     The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

     The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

     The Adviser will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

     Non-rated municipal securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

     In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

Investment Restrictions
-----------------------

        Unless specified to the contrary, the following restrictions are fundamental policies which may not be changed with respect to any Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any such Portfolio (1) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less.

     Each of the National, Insured National, California and New
York Portfolios may not:

                        (1) Invest 25% or more of its total
                  assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities issued by governmental users (including private activity bonds issued by governmental users), U.S. Government securities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, a Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

                        (2) Pledge, hypothecate, mortgage or
                  otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets, to secure borrowings for temporary or emergency purposes;

                        (3) Make short sales of securities,
                  maintain a short position or purchase
                  securities on margin;

                        (4) Participate on a joint or joint and
                  several basis in any securities trading
                  account;

                        (5) Issue any senior security within the
                  meaning of the 1940 Act;

                        (6) Make loans of its assets to any
                  person, except for (i) the purchase of publicly distributed debt securities, (ii) the purchase of non-publicly distributed securities subject to paragraph 7 below, and (iii) entering into repurchase agreements;

                        (7) Act as an underwriter of securities
                  of other issuers, except that a Portfolio may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "Securities Act");

                        (8) Invest in commodities or commodity
                  contracts, except that a Portfolio may invest in futures contracts and options thereon;

                        (9) Purchase or sell real estate; or

                        (10) Borrow money except from banks for
                  temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including all borrowings by the Portfolio) less liabilities (not including all borrowings by the Portfolio) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made.

        The Insured California Portfolio may not:

                        (1) Invest more than 25% of its total
                  assets in a single industry, except that there is no limit on the amount of its assets which may be invested in municipal securities issued by governments or political subdivisions thereof, in a particular segment of the municipal securities market or in U.S. Government securities;

                        (2) Borrow money, except from banks for
                  temporary purposes and then in amounts not in excess of 10% of the value of the Insured California Portfolio's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts not in excess of 15% of the value of the Insured California Portfolio's total assets at the time of such borrowing. All borrowings at any time outstanding will be repaid before any additional investments are made. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Insured California Portfolio by enabling it to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.);

                        (3) Make loans, except to the extent the
                  Insured California Portfolio's investments described in the Prospectus may be considered to be loans;

                        (4) Have more than 5% of its assets
                  invested in repurchase agreements with the same dealer; or

                        (5) Purchase or sell real estate (but
                  without limitation on the purchase of municipal securities secured by real estate or interests therein), issue senior securities, purchase commodities or commodity contracts (except that the Insured California Portfolio may invest in futures contracts), engage in short sales or purchase securities on margin except that this paragraph (5) shall not limit the Insured California Portfolio from borrowing or pledging assets as provided in paragraph (1).

                        (6) Underwrite securities issued by other
                  persons or purchase any securities as to which it would be deemed an underwriter under the Securities Act except to the extent the Insured California Portfolio may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

            Whenever any of the investment restrictions listed above states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation. Under the 1940 Act, a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act of at least 300% for all borrowings of the Portfolio. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%.

----------------------------------------------------------------

                      MANAGEMENT OF THE FUND
----------------------------------------------------------------

Adviser
-------

            Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

            Alliance is a leading global investment management firm supervising client accounts with assets as of December 31, 2002, totaling approximately $386 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

            Alliance, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), a wholly-owned subsidiary of AXA Financial, Inc., a Delaware corporation ("AXA Financial"), is the general partner. ACMC is also the general partner of Alliance Capital Management Holding L.P. ("Alliance Holding"), which is a Delaware limited partnership whose equity interests are traded on the New York Stock Exchange, Inc. (the "Exchange"), in the form of units. As of December 31, 2002, Alliance Holding owned approximately 30.7% of the outstanding units of limited partnership interests in Alliance ("Alliance Units"). As of December 31, 2002, AXA Financial and certain of its wholly-owned subsidiaries and related entities owned approximately 54.7% of the Alliance Units. AXA Financial is the wholly-owned subsidiary of AXA, a company organized under the laws of France. AXA is the holding company for an international group of companies in the insurance, asset management and other financial services businesses. Based on information provided by AXA, on March 1, 2002, approximately 17.8% of the issued ordinary shares (representing 28.8% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of March 1, 2002, 69.5% of the shares (representing 79.5% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") and 22.2% of the shares of Finaxa (representing 13.7% of the voting power) were owned by Paribas, a French bank. On March 1, 2002, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.6% of the issued ordinary shares (representing 33.2% of the voting power) of AXA.


            Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the portfolios of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain directors of the Fund, may be employees of the Adviser or its affiliates.

            The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

            The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by affiliates of the Adviser. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $480,000 in respect of such services during the fiscal year of the Fund ended in 2002.

            Under the terms of the Advisory Agreement, the National, New York and California Portfolios pay the Adviser an advisory fee at an annual rate of .625 of 1% of each Portfolio's average daily net assets. For the Insured National Portfolio, the Advisory Agreement provides for a fee at an annual rate of .625% of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of its average daily net assets. For the Insured California Portfolio, the Advisory Agreement provides for a fee at an annual rate of .55 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of its average daily net assets. Such fees are accrued daily and paid monthly. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total operational expenses do not exceed the portfolio distribution rate as determined from time to time by the Board of Directors.



            For the fiscal year ended October 31, 2000, advisory fees paid to the Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $3,987,871, $1,296,659, $2,437,551, $6,602,522 and
$789,859, respectively. Of such amounts, $2,711,752, $145,492,
$1,297,625, $2,112,807 and $0, respectively, was waived by the Adviser.

            For the fiscal year ended October 31, 2001, advisory fees paid to the Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $3,961,866, $1,307,037, $2,948,374, $7,143,501, and
969,758, respectively. Of such amounts, $2,694,069, $208,218,
$2,240,764, $2,857,400 and $0, respectively, was waived by the Adviser.

            For the fiscal year ended October 31, 2002, advisory fees paid to the Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $4,075,159, $1,339,567, $3,525,018, $7,641,348 and
$1,134,269, respectively. Of such amounts, $2,771,108, $249,999,
$2,679,013, $3,056,539 and $0, respectively, was waived by the Adviser.

            The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement will continue in effect from year to year with respect to each Portfolio if approved at least annually by a majority vote of the holders of the outstanding voting securities of such Portfolio or by a majority vote of the Directors, and in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act. Most recently, the Board of Directors approved the continuance of the Advisory Agreement for each Portfolio for another annual term at their meeting held on July 16-18, 2002.

            The Advisory Agreement is terminable with respect to a Portfolio without penalty by a vote of a majority of the Portfolio's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will terminate automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

           The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AFD Exchange Reserves, Alliance
All-Asia Investment Fund, Inc., Alliance Americas Government Income Trust, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Disciplined Growth Fund, Inc., Alliance Dynamic Growth Fund, Inc., Alliance Emerging Market Debt Fund, Inc., Alliance Global Growth Trends Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Premier Growth Fund, Inc., Alliance Mid-Cap Growth Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The Alliance Portfolios and The Korean Investment Fund, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Directors and Officers
----------------------


Board of Directors Information
------------------------------

            The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

NAME, ADDRESS,            PRINCIPAL              PORTFOLIOS      OTHER
AGE OF DIRECTOR           OCCUPATION(S)          IN FUND COMPLEX DIRECTORSHIPS
(YEARS OF                 DURING PAST            OVERSEEN        HELD BY
SERVICE*)                 5 YEARS                BY DIRECTOR     DIRECTOR
---------                 -------                -----------     --------

INTERESTED DIRECTOR
John D. Carifa,** 57,     President, Chief       114              None
1345 Avenue of the        Operating Officer
Americas,                 and a Director of
New York, NY  10105 (15)  ACMC, with which he
                          has been associated
                          since prior to
                          1998.

DISINTERESTED DIRECTORS
Ruth Block,#+ 72,         Formerly an            93              None
P.O. Box 4623, Stamford,  Executive Vice
CT 06903 (15)             President and the
                          Chief Insurance
                          Officer of The
                          Equitable Life
                          Assurance Society
                          of the United
                          States; Chairman
                          and Chief Executive
                          Officer of Evlico.
                          Formerly a Director
                          of Avon, BP Amoco
                          Corporation (oil
                          and gas), Ecolab,
                          Inc. (specialty
                          chemicals), Tandem
                          Financial Group and
                          Donaldson, Lufkin &
                          Jenrette Securities
                          Corporation.

David H. Dievler,#+ 73,   Independent            98              None
P.O. Box 167, Spring      consultant.  Until
Lake, New Jersey 07762    December 1994 he
(15)                      was Senior Vice
                          President of ACMC
                          responsible for
                          mutual fund
                          administration. Prior
                          to joining ACMC in
                          1984 he was Chief
                          Financial Officer of
                          Eberstadt Asset
                          Management since 1968.
                          Prior to that he was
                          Senior Manager at
                          Price Waterhouse & Co.
                          Member of American
                          Institute of Certified
                          Public Accountants
                          since 1953.

John H. Dobkin,#+ 60,     Consultant.  He was    94              None
P.O. Box 12, Annandale,   formerly a Senior
New York 12504 (4)        Advisor from June
                          1999-June 2000 and
                          President of
                          Historic Hudson
                          Valley (December 1989-
                          May 1999). Previously,
                          Director of the
                          National Academy of
                          Design. During
                          1988-92 he was
                          Director and Chairman
                          of the Audit Committee
                          of ACMC.

William H. Foulk, Jr.,    Investment Adviser     110              None
#+ 70, Suite 100,         and Independent
2 Sound View Drive,       Consultant.
Greenwich, Connecticut    Formerly Senior
06830 (4)                 Manager of Barrett
                          Associates, Inc., a
                          registered
                          investment adviser,
                          with which he had
                          been associated
                          since prior to
                          1998.  Formerly
                          Deputy Comptroller
                          of the State of New
                          York and, prior
                          thereto, Chief
                          Investment Officer
                          of the New York
                          Bank for Savings.

Clifford L. Michel,#+     Senior Counsel of      93              Placer Dome,
63, St. Bernard's Road,   the law firm of                        Inc.
Gladstone, New Jersey     Cahill Gordon &
07934 (15)                Reindel since
                          February 2001 and a
                          partner of that firm
                          for more than twenty-
                          five years prior
                          thereto. He is
                          President and Chief
                          Executive Officer of
                          Wenonah Development
                          Company (investments)
                          and a Director of
                          Placer Dome, Inc.
                          mining).

Donald J. Robinson,#+     Senior Counsel to      92              None
68, 98 Hell's Peak Road,  the law firm of
Weston, Vermont 05161 (6) Orrick, Herrington
                          & Sutcliffe LLP since
                          prior to 1998.
                          Formerly a senior
                          partner and a member
                          of the Executive
                          Committee of that
                          firm. He was also
                          a member and Chairman
                          of the Municipal
                          Securities Rulemaking
                          Board and a Trustee of
                          the Museum of the
                          City of New York.

----------------
*       There is no stated term of office for the Fund's Directors.
** Mr. Carifa is an "interested person", as defined in the 1940 Act, of the Fund because of an affiliation with Alliance.
#       Member of the Audit Committee.
+       Member of the Nominating Committee.

            The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

            In approving the most recent annual continuance of the Fund's Advisory Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.

            The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of each Portfolio, as well as senior management's attention to any portfolio management issues, were considered. Each Portfolio's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the expense limitation agreement for certain Portfolios that provide for waiver of fees by the Adviser or reimbursement if needed to maintain certain monthly distribution rates, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent auditors in periodic meetings with the Fund's Audit Committee.

            In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of each Portfolio to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of each Portfolio as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to each Portfolio, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Portfolios, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Advisory Agreement provides that each Portfolio reimburses the Adviser for the cost of providing certain administrative services. In evaluating each Portfolio's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Portfolios.

            The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

            No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Portfolio to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

      The dollar range of the Fund's securities owned by each director and the aggregate dollar range of securities owned in the Alliance Fund Complex are set forth below.

                             DOLLAR RANGE           AGGREGATE DOLLAR RANGE
                             OF EQUITY              OF EQUITY SECURITIES IN
                             SECURITIES IN          THE ALLIANCE FUND
                             THE FUND AS OF         COMLPEX AS OF
                             DECEMBER 31, 2002      DECEMBER 31, 2002
                             -----------------      ----------------------

John D. Carifa               $10,001 - $50,000         Over $100,000
Ruth Block                   None                      Over $100,000
David H. Dievler             $10,001 - $50,000         Over $100,000
John H. Dobkin               None                      Over $100,000
William H. Foulk, Jr.        None                      Over $100,000
Clifford L. Michel           None                      Over $100,000
Donald J. Robinson           None                      Over $100,000


Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.


NAME AND ADDRESS,*               POSITION(S) HELD     PRINCIPAL OCCUPATION
AND (AGE)                        WITH FUND             DURING PAST 5 YEARS
---------                        ---------             -------------------

John D. Carifa, (57)             Chairman and         See biography above.
                                 President

Kathleen A. Corbet, (42)         Senior Vice          Executive Vice President
                                 President            of ACMC,** with which
                                                      she has been associated
                                                      since prior to 1998.

Guy Davidson, (41)               Senior Vice          Senior Vice President
                                 President            of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Wayne D. Lyski, (61)             Senior Vice          Executive Vice President
                                 President            of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

David M. Dowden, (37)            Vice President       Vice President of
                                                      ACMC,** with which
                                                      he has been associated
                                                      since 1998.

Terrence T. Hults, (36)          Vice President       Vice President of
                                                      ACMC,** with which he
                                                      has been associated
                                                      since prior to 1998.

William E. Oliver, (53)          Vice President       Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Edmund P. Bergan, Jr., (52)      Secretary            Senior Vice President
                                                      and the General Counsel
                                                      of Alliance Fund
                                                      Distributors, Inc.
                                                      ("AFD")** and AGIS,**
                                                      with which he has been
                                                      associated since prior
                                                      to 1998.

Andrew L. Gangolf, (48)          Assistant Secretary  Senior Vice President
                                                      and Assistant General
                                                      Counsel of AFD,** with
                                                      which he has been
                                                      associated since prior
                                                      to 1998.

Domenick Pugliese, (41)          Assistant Secretary  Senior Vice President
                                                      and Assistant General
                                                      Counsel of AFD,** with
                                                      which he has been
                                                      associated since prior
                                                      to 1998.

Mark D. Gersten, (52)            Treasurer and Chief  Senior Vice President
                                 Financial Officer    of AGIS** and
                                                      Vice President of AFD,**
                                                      with which he has been
                                                      associated since prior
                                                      to 1998.

Thomas R. Manley, (51)           Controller           Vice President of
                                                      ACMC,** with which he
                                                      has been associated
                                                      since prior to 1998.

-------------------
*     The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**    ACMC, AFD, and AGIS are affiliates of the Fund.



            The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 2002, the aggregate compensation paid to each of the Directors during calendar year 2002 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.


                                                                  Total Number
                                                                  of Investment
                                                   Total Number   Portfolios
                                                   of Funds in     Within the
                                                   the Alliance   Alliance Fund
                                     Total         Fund Complex,  Complex,
                                     Compensation  Including the  Including the
                                     from the      Fund, as to    Fund, as to
                                     Alliance Fund which the      which the
                      Aggregate      Complex,      Director is    Director is
Name of Director      Compensation   Including     a Director or  a Director
of the Fund           from the Fund  the Fund      Trustee        or Trustee
-----------           -------------- --------      -------        ----------

John D. Carifa        $0             $0                 53          114
Ruth Block            $4,156         $192,600           43           93
David H. Dievler      $4,156         $246,238           48           98
John H. Dobkin        $4,165         $217,888           45           94
William H. Foulk, Jr. $4,165         $241,700           49          110
Clifford L. Michel    $4,156         $201,950           44           93
Donald J. Robinson    $4,165         $193,100           43           92

            As of January 3, 2003, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

----------------------------------------------------------------

                       EXPENSES OF THE FUND
----------------------------------------------------------------

Distribution Services Agreement
-------------------------------

            The Fund has entered into a Distribution Services Agreement (the "Agreement") with AFD, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

           During the fiscal year ended October 31, 2002, the National, Insured National, New York, California and Insured California
Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $1,271,825, $498,327, $986,474, $2,220,310 and
$464,834, respectively, which constituted approximately .30% of each Portfolio's aggregate average daily net assets attributable to Class A shares during the period. The Adviser made payments from its own resources as described above aggregating $1,060,778, $465,528, $679,796, $1,141,363 and $308,255 for the National,
Insured National, New York, California and Insured California
Portfolios, respectively.

           During the fiscal year ended October 31, 2002, the National, Insured National, New York, California and Insured California
Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $1,290,341, $354,192, $1,792,700, $2,708,675 and $302,252, respectively, which constituted approximately 1.0% of the aggregate average daily net assets attributable to Class B shares during the period. The Adviser made payments from its own resources as described above aggregating $60,363, $302,715, $804,283, $644,536 and $517,095
for the National, Insured National, New York, California and
Insured California Portfolios, respectively.

           During the fiscal year ended October 31, 2002, the National, Insured National, New York, California and Insured California Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $990,498, $163,850, $559,080, $2,116,448 and $216,839, respectively, which constituted approximately 1.0% of each Portfolio's aggregate average daily net assets attributable to Class C shares during the period. The Adviser made payments from its own resources as described above aggregating $234,782, $194,652, $125,407, $269,675 and $175,678
for the National, Insured National, New York, California and Insured California Portfolios, respectively.


            Expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares, respectively, were as follows for the periods indicated:

National Portfolio
------------------

                         Class A Shares     Class B Shares    Class C Shares
                         (For the Fiscal    (For the Fiscal   (For the Fiscal
                         year ended         year ended        year ended
Category of Expense      October 31, 2002)  October 31, 2002) October 31, 2002)
-------------------      ------------------ ----------------- -----------------


Advertising/Marketing    $5,031             $1,009            $1,272

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders     $19,798            $1,431            $2,681

Compensation to
Underwriters             $340,711           $114,640          $84,737

Compensation to Dealers  $1,080,862         $878,780          $975,021

Compensation to Sales
Personnel                $233,405           $81,440           $60,075

Interest, Carrying or
Other Financing Charges  $0                 $147,351          $5,695


Other (includes
personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                $652,796           $126,053          $95,799

Totals                   $2,332,603         $1,350,704        $1,225,280
                         ==========         ==========        ==========

Insured National Portfolio
--------------------------

                         Class A Shares     Class B Shares    Class C Shares
                         (For the Fiscal    (For the Fiscal   (For the Fiscal
                         year ended         year ended        year ended
Category of Expense      October 31, 2002)  October 31, 2002) October 31, 2002)
-------------------      ------------------ ----------------- -----------------


Advertising/Marketing    $2,652             $1,303            $893

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders     $638               $714              $0

Compensation to
Underwriters             $188,835           $122,096          $65,642

Compensation to Dealers  $448,801           $313,965          $200,148

Compensation to Sales
Personnel                $52,686            $33,627           $24,688

Interest, Carrying or
Other Financing Charges  $0                 $38,043           $1,400

Other (includes
personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting   seminars)   $270,243           $147,159          $65,731

Totals                   $963,855           $656,907          $358,502
                         ========           ========          ========

New York Portfolio
------------------

                         Class A Shares     Class B Shares    Class C Shares
                         (For the Fiscal    (For the Fiscal   (For the Fiscal
                         year ended         year ended        year ended
Category of Expense      October 31, 2002)  October 31, 2002) October 31, 2002)
-------------------      ------------------ ----------------- -----------------


Advertising/Marketing    $3,591             $2,622            $670

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders     $6,097             $5,884            $2,134

Compensation to
Underwriters             $238,091           $214,979          $54,468

Compensation to Dealers  $812,506           1,694,523         $511,209

Compensation to Sales
Personnel                $161,796           $177,550          $51,380

Interest, Carrying or
Other Financing Charges  $0                 $256,096          $4,811

Other (includes
personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by the
marketing personnel
conducting seminars)     $444,189           $245,329          $59,815

Totals                   $1,666,270         $2,596,983        $684,487
                         ==========         ==========        ========

California Portfolio
--------------------

                         Class A Shares     Class B Shares    Class C Shares
                         (For the Fiscal    (For the Fiscal   (For the Fiscal
                         year ended         year ended        year ended
Category of Expense      October 31, 2002)  October 31, 2002) October 31, 2002)
-------------------      ------------------ ----------------- -----------------


Advertising/Marketing    $5,531             $3,259            $1,780

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders     $16,121            $5,458            $4,874

Compensation to
Underwriters             $384,552           $214,431          $156,449

Compensation to Dealers  $1,844,610         $2,330,108        $1,891,433

Compensation to Sales
Personnel                $325,109           $215,985          $138,001

Interest, Carrying or
Other Financing Charges  $0                 $356,559          $16,857

Other (includes
personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by the
marketing personnel
conducting seminars)     $785,750           $227,411          $176,729

Totals                   $3,361,673         $3,353,211        $2,386,123
                         ==========         ==========        ==========

Insured California Portfolio
----------------------------

                         Class A Shares     Class B Shares    Class C Shares
                         (For the Fiscal    (For the Fiscal   (For the Fiscal
                         year ended         year ended        year ended
Category of Expense      October 31, 2002)  October 31, 2002) October 31, 2002)
-------------------      ------------------ ----------------- -----------------


Advertising/Marketing    $1,683             $2,122            $943

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders     $2,869             $770              $356

Compensation to
Underwriters             $161,980           $142,286          $67,865

Compensation to Dealers  $343,004           $437,280          $226,284

Compensation to Sales
Personnel                $45,164            $43,784           $22,000

Interest, Carrying or
Other Financing Charges  $0                 $37,111           $1,938

Other (includes
personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by the
marketing personnel
conducting seminars)     $218,389           $155,994          $73,131

Totals                   $773,089           $819,347          $392,517
                         ========           ========          ========

            Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges and distribution services fees on the Class B and Class C shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

            With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

            Unreimbursed distribution expenses incurred as of October 31, 2002, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, as of that time, as follows:


                    Amount of Unreimbursed Distribution Expenses Carried Over (as a percentage of the Class's net assets)
                    ---------------------------------------------------------

                         Class B                 Class C

National            $4,866,523  (4.0%)      $4,296,980 (4.6%)
Insured National    $3,522,720  (10.1%)     $1,635,341 (9.3%)
California          $10,370,903 (3.7%)      $5,152,014 (2.5%)
Insured California  $2,927,965  (8.8%)      $1,310,713 (5.8%)
New York            $8,004,811  (4.3%)      $2,389,866 (4.2%)

            The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to ..75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

            In approving the Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission may payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            The Agreement will continue in effect for successive twelve-month periods (computed from each October 1) with respect to each class of a Portfolio, provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement for another annual term at their meeting held on July 16-18, 2002.

            In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

            AGIS, an indirect wholly-owned subsidiary of the Adviser located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A shares, Class B shares and Class C shares of each Portfolio of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares. For the fiscal year ended October 31, 2002, the Fund paid AGIS $894,381 under the Transfer Agency Agreement.

Code of Ethics
--------------

            The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchase or held by the Fund.

----------------------------------------------------------------

                        PURCHASE OF SHARES
----------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares -- How To Buy Shares."

General
-------

            Shares of each Portfolio are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), or without any initial sales charge and, as long as the shares are held one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset based sales charge, in each case as described below. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

            Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

            Investors may purchase shares of the Fund either through selected broker-dealer, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

            In order to open your account, the Fund, or your broker-dealer, agent or other financial intermediary, is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your broker-dealer, agent or other financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

            The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of the Portfolio's shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of Portfolio shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of each Portfolio is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed in accordance with the Fund's Charter and By-Laws as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

            The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

            The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representatives receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value.) If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representatives, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

            Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase order may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m., Eastern Time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

            Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Portfolio, stock certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

            In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents in connection with the sale of shares of a Portfolio. Such additional amounts may be utilized, in whole of in part, to provide additional compensation to registered representatives who sell shares of a Portfolio. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performance, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

            Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of each Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B
and Class C Shares(2)
-------------------

-------------------
(2) Advisor Class shares are sold only to investors described above in this section under "--General."


            The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge or Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

            During the Fund's fiscal years ended October 31, 2000, 2001 and 2002, the aggregate amounts of underwriting commission payable with respect to shares of the National Portfolio were $1,276,283, $1,776,372 and $853,478, respectively; the Insured
National Portfolio were $232,542, $307,777 and $196,767,
respectively; the New York Portfolio were $1,191,131, $2,452,652 and $784,785, respectively; the California Portfolio were $2,968,863, $4,126,350 and $1,707,915, respectively; and the
Insured California Portfolio were $542,646, $1,116,303 and $206,200, respectively; of that amount, the Principal Underwriter received the amounts of $55,378, $101,255 and $43,836, respectively, for the National Portfolio; $13,096, $12,617 and $9,922, respectively, for the Insured National Portfolio;
$30,179, $0 and $49,085, respectively, for the New York
Portfolio; $51,671, $127,881 and $111,516, respectively, for the California Portfolio; and, $10,657, $7,755 and $14,558, respectively, for the Insured California Portfolio; representing that portion of the sales charges paid on shares of each Portfolio of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal years ended in 2000, 2001 and 2002 the Principal Underwriter received in contingent deferred sales charges with respect to Class A redemptions $17,829, $12,543 and $39,214, respectively, for the National Portfolio; $422, $10,274 and $4,162, respectively, for the Insured National Portfolio; $24,419, $29,450 and $30,995, respectively, for the California Portfolio; $29,547, $15,623 and $46,806, respectively, for the Insured California Portfolio; and $34,185, $15,189 and $16,639, respectively, for the New York Portfolio. During the fiscal years ended in 2000, 2001 and 2002 the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $270,565, $124,789 and $139,902, respectively, for the National Portfolio; $66,975, $53,183 and $49,885, respectively, for the Insured National Portfolio; $454,167, $347,470 and $307,229, respectively, for the California Portfolio, $26,159, $28,695 and $41,632, respectively, for the Insured California Portfolio; and $227,870, $176,533 and $264,248, respectively, for the New York Portfolio. During the fiscal years ended in 2000, 2001 and 2002, the Principal Underwriter received in contingent deferred sales charges with respect to Class C redemptions $30,204, $6,834 and $21,023, respectively, for the National Portfolio; $5,365, $39,568 and $5,834, respectively, for the Insured National Portfolio;
$68,337, $52,791 and $59,108, respectively, for the California Portfolio; $13,162, $10,551 and $4,530, respectively, for the Insured California Portfolio; and $37,524, $6,798 and $27,178, respectively, for the New York Portfolio.

Class A Shares
--------------

            The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                           Sales Charge
                           ------------

                                                              Discount or
                                                              Commission
                                            As % of           to Dealers
                        As % of             the               or Agents
                        Net                 Public            As % of
Amount of               Amount              Offering          Offering
Purchase                Invested            Price             Price
---------               --------            --------          -----------

Less than
   $100,000. . .        4.44%               4.25%             4.00%
$100,000 but
    less than
    $250,000. . .       3.36                3.25              3.00
$250,000 but
    less than
    $500,000. . .       2.30                2.25              2.00
$500,000 but
    less than
    $1,000,000*. .      1.78                1.75              1.50

--------------------
* There is no initial sales charge on transactions of $1,000,000 or more.

            With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemption, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." Each Portfolio receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may, however, elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay
(i) no initial sales charge (but subject in most such cases to a contingent deferred sales charge, or (ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.

            Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of a Portfolio into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Portfolio for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:


AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Americas Government Income Trust, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Emerging Market Debt Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Premier Growth Fund
Alliance Mid-Cap Growth Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Small Cap Growth Portfolio
  -Technology Portfolio
Alliance Technology Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
Sanford C. Bernstein Fund, Inc.
  - U.S. Government Short Duration Portfolio
  - Short Duration Plus Portfolio
  - Intermediate Duration Portfolio
  - Short Duration New York Municipal Portfolio
  - Short Duration California Municipal Portfolio
  - Short Duration Diversified Municipal Portfolio
  - New York Municipal Portfolio
  - California Municipal Portfolio
  - Diversified Municipal Portfolio
  - Tax-Managed International Value Portfolio
  - International Value II Portfolio
  - Emerging Markets Value Portfolio
Sanford C. Bernstein Fund II, Inc.
  - Bernstein Intermediate Duration Institutional Portfolio

            Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

            Cumulative Quantity Discount (Right of Accumulation).
An investor's purchase of additional Class A shares of a Portfolio may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

                    (i) the investor's current purchase;

                    (ii)  the net asset value (at the close of
                    business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

                    (iii) the net asset value of all shares
                    described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

            To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

            Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B, Class C and/or Advisor Class shares) of a Portfolio or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Portfolio or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse each purchase shares of a Portfolio worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

            Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

            Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Portfolios or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Portfolios will be that normally applicable, under the schedule of sales charges set forth in this SAI, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

            Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of a Portfolio to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Portfolio at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge, has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

            Sales at Net Asset Value. Each Portfolio may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser (other than the Adviser's Bernstein unit) or its affiliates; (ii) officers and present or former Directors or Trustees of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);
(iii) the Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates;
(iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which persons pay an asset-based fee to such or its affiliate or agent, for services in the nature of investment advisory or administrative services; and (vi) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), employer-sponsored nonqualified deferred compensation plans, custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares
--------------

            Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

            Proceeds from the contingent deferred sales charge on Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Portfolio in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables a Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

            Contingent Deferred Sales Charge. Class B shares which are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

            The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                          Contingent Deferred
                                          Sales Charge as a %
                                          of Dollar Amount
            Year Since Purchase           Subject to Charge
            -------------------           -----------------

            First                           3.0%
            Second                          2.0%
            Third                           1.0%
            Fourth                          None

            In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

            The contingent deferred sales charges is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

            Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

            For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub- account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

            The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

            Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

            Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

            In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

            Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

            The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below), or
(v) sold through programs offered by financial intermediaries and approved by AFD where such programs offer only shares which are not subject to a contingent deferred sales charge and where the financial intermediary establishes a single omnibus account for each Fund.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

            Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

            The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

----------------------------------------------------------------

               REDEMPTION AND REPURCHASE OF SHARES
----------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption
----------

            Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

            Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption By Electronic Funds Transfer. Each
Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

            Telephone Redemptions-General. During periods of drastic economic or market developments, such as the terrorist attacks of September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS. by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts,
(iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

            The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value.) If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

            The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

----------------------------------------------------------------

                       SHAREHOLDER SERVICES
----------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program
----------------------------

            Investors may purchase shares of a Portfolio through an automatic investment program utilizing electronic fund transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

            You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

            Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AGIS at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check or electronic funds transfer will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check or electronic funds transfer has cleared, normally up to 15 calendar days following the purchase date. Exchange of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purpose.

            Each Portfolio shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AGIS, receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the terrorist attacks of September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

            None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Dividend Reinvestment Program
-----------------------------

            Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Portfolio pursuant to the Fund's Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

            In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan
-----------------------

            A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Portfolio account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid his or her Class A, Class B, Class C or Advisor Class Portfolio shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Portfolio having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of such Portfolio.

            Shares of a Portfolio owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Portfolio shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholders account may be redeemed free of any contingent deferred sales charge.

           Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemption of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

            With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports
----------------------

            Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or AGIS a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to
Class A and Class C Shareholders Only
-------------------------------------

Checkwriting
------------

            A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

            When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

----------------------------------------------------------------

                         NET ASSET VALUE
----------------------------------------------------------------

      The per share net asset value is computed in accordance with the Fund's Charter and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Directors of the Fund deem necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's per share net asset value is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

      In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Boards duties with respect to the following procedures. Readily marketable securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, the security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

      Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

      Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

      Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

      U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

      Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

      All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

      The Board of Directors may suspend the determination of a Portfolio's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of a Portfolio's net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

      For purposes of determining a Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

      The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares of a Portfolio will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

----------------------------------------------------------------

                DIVIDENDS, DISTRIBUTIONS AND TAXES
----------------------------------------------------------------

General
-------

            Each Portfolio of the Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. Such qualification relieves a Portfolio of federal income tax liability on the part of its net investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment.

            Until the Directors otherwise determine, each income dividend and capital gains distribution, if any, declared by the Fund on the outstanding shares of a Portfolio will, at the election of each shareholder of the Portfolio, be paid in cash or reinvested in additional full and fractional shares of the Portfolio. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Fund at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

            Capital gains realized by a Portfolio during the Fund's taxable year will be distributed; however the Fund may retain any long-term capital gains realized by the Portfolio if this is determined by the Directors to be in the best interests of the Portfolio. Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

            The information set forth in the Prospectus and the following discussion relates generally to federal income taxes on dividends and distributions by each Portfolio of the Fund and assumes that each Portfolio of the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of a Portfolio, including the effect and applicability of federal, state, and local tax laws to their own particular situation and the possible effects of changes therein.

            Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Portfolio, and will be taxable to these shareholders, for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

            For shareholders' federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio of the Fund are not subject to federal income tax if, at the close of each quarter of such Portfolio's taxable year, at least 50% of the value of such Portfolio's total assets consists of tax-exempt obligations. Each Portfolio intends to meet this requirement. Insurance proceeds received by a Portfolio under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Fund.

            Substantially all of the dividends paid by the Fund are anticipated to be exempt from federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

            Each Portfolio generally will be required to withhold tax at the rate of 30% with respect to dividends of net ordinary income and net realized capital gains and redemptions payable to a noncorporate shareholder unless the shareholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

            If a shareholder holds shares for six months or less and during that time receives a distribution of long-term capital gains, any loss realized on the sale of the shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of the shares would be disallowed to the extent of the distribution.

United States Federal Income Taxation of the Portfolios
-------------------------------------------------------

            The following discussion relates to certain significant United States federal income tax consequences to the Portfolios with respect to the determination of their "investment company taxable income" each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

            Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss. A Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            With respect to over-the-counter options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

            Tax Straddles. Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such Portfolio has unrealized gains with respect to the other position in such straddle; (ii) such Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

            Zero Coupon Municipal Securities. Under current federal income tax law, a Portfolio will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Portfolio, tax-exempt interest income attributable to the Portfolio from holding zero coupon municipal securities. Current federal income tax law requires that a holder (such as a Portfolio) of a zero coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Portfolio does not receive interest payments in cash on the security during the year which reflect the accrued discount. As a result of the above rules, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

State Taxation of the Portfolios
--------------------------------

            California Portfolio and Insured California
Portfolio. It is anticipated that substantially all of the dividends paid by the California Portfolio and Insured California Portfolio will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax.

            New York Portfolio. It is anticipated that substantially all of the dividends paid by the New York Portfolio will be exempt from New York State and New York City personal and fiduciary income taxes. Dividends will be so exempt to the extent that they are exempt from regular federal income tax and attributable to interest from New York municipal securities.

            Distributions of capital gains will be subject to New York State and New York City personal and fiduciary income taxes. Interest on indebtedness incurred to buy or carry shares of the New York Portfolio generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax.

----------------------------------------------------------------

               BROKERAGE AND PORTFOLIO TRANSACTIONS
----------------------------------------------------------------

            Subject to the general supervision of the Directors of the Fund, the Adviser makes the investment decisions and places the orders for portfolio securities for each of the Fund's Portfolios and determines the broker or dealer to be used in each specific transaction. Most transactions for the Fund's Portfolios, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Fund will be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

            The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

            No transactions for the Fund's Portfolios are executed through any broker or dealer affiliated with the Fund's Adviser, or with Sanford C. Bernstein & Co., LLC, an affiliate of the Adviser. During the fiscal years ended October 31, 2000, 2001 and 2002 the National, Insured National, California, Insured California and New York Portfolios incurred no brokerage commissions.

----------------------------------------------------------------

                       GENERAL INFORMATION
----------------------------------------------------------------

Capitalization
--------------

           The authorized capital stock of the Fund consists solely of 45,350,000,000 shares of Common Stock having a par value of $.001 per share, of which 9,100,000,000 shares are presently designated for each of the Insured National and National Portfolios and 9,050,000,000 shares are presently designated for each of the California, Insured California and New York Portfolios. Shares issued are fully paid and non-assessable. All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Each share of a Portfolio is entitled to one vote for all purposes. Shares of all series vote for the election of Directors and on any other matter that affects all Portfolios in substantially the same manner as a single series, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series. There are no conversion or pre-emptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from each Portfolio's assets and, upon redeeming shares, will receive the then current net asset value of the Portfolio represented by the redeemed shares less any applicable contingent deferred sales charge. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within each Portfolio. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

            The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and Maryland law.

            As of January 3, 2003, there were outstanding 267,022,111 voting shares of common stock of the Fund, including, 41,059,771 Class A shares, 12,264,486 Class B shares and 9,488,624 Class C shares of the National Portfolio; 16,231,356 Class A shares, 3,678,696 Class B shares and 1,717,840 Class C shares of the Insured National Portfolio; 32,766,026 Class A shares, 18,828,649 Class B shares and 5,778,790 Class C shares of the New York Portfolio; 66,463,349 Class A shares, 25,834,380 Class B shares and 18,884,713 Class C shares of the California Portfolio; and 10,081,367 Class A shares, 2,393,600 Class B shares and 1,550,464 Class C shares of the Insured California Portfolio.

            The following is a list of all persons who owned of record or beneficially 5% or more of each class or shares of each Portfolio as of January 3, 2003.


                                  NO. OF SHARES            % OF
NAME AND ADDRESS                  OF CLASS                 CLASS
----------------                  --------                 -----

NATIONAL PORTFOLIO
------------------

CLASS A SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483           2,152,458                5.24%

MLPF&S
For the Sole Benefit
of its Customers
ATTN: Fund Admin. (971N5)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484       2,672,806                6.51%

CLASS B SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483           737,895                  6.02%

MLPF&S
For the Sole Benefit
of its Customers
ATTN: Fund Admin. (97AU5)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484       1,793,881                14.63%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit
of its Customers
ATTN: Fund Admin. (97BE5)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484       2,984,843                31.46%

INSURED NATIONAL PORTFOLIO
--------------------------

CLASS A SHARES:
--------------

MLPF&S
For the Sole Benefit
of its Customers
ATTN: Fund Admin. (971N6)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484       1,035,491                6.38%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit
of its Customers
ATTN: Fund Admin. (97AU7)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484       613,268                  16.67%

CLASS C SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483           115,667                  6.73%

MLPF&S
For the Sole Benefit
of its Customers
ATTN: Fund Admin. (97BE4)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484       722,785                  42.08%

Catherine L. Burdick TTEE
The Catherine L. Burdick
Trust
DTD 3-03-94
4261 N. Rogers Road
Spring Valley, CA  91977-1220     94,603                   5.51%

NEW YORK PORTFOLIO
------------------

CLASS A SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483           6,906,295                21.08%

MLPF&S
For the Sole Benefit
of its Customers
ATTN: Fund Admin. (971N8)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484       1,841,795                5.62%

CLASS B SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483           1,963,092                10.43%

MLPF&S
For the Sole Benefit
of its Customers
ATTN: Fund Admin. (97AU8)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484       1,655,445                8.79%

CLASS C SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483           653,363                  11.31%

MLPF&S
For the Sole Benefit
of its Customers
ATTN: Fund Admin. (97BE8)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6486       1,630,070                28.21%

CALIFORNIA PORTFOLIO
--------------------

CLASS A SHARES
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483           7,961,339               11.98%

Dean Witter Reynolds
ATTN: Mutual Fund
Operations
2 Harborside Plaza 2nd Floor
Jersey City, NJ 07311             3,782,690                5.69%

MLPF&S for the Sole
Benefit of its
Customers
ATTN: Fund Admin (971N7)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484       6,421,784                9.66%

CLASS B SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483           1,589,054                6.15%

MLPF&S
For the Sole Benefit
of its Customers
ATTN: Fund Admin. (97AU6)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484       3,127,521                12.11%

CLASS C SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483           1,446,261                7.66%

MLPF&S
For the Sole Benefit
of its Customers
ATTN: Fund Admin. (97BE6)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484       5,486,993                29.06%

INSURED CALIFORNIA PORTFOLIO
----------------------------

CLASS A SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483           1,511,622               14.99%

MLPF&S
For the Sole Benefit
of its Customers
ATTN: Fund Admin. (974D4)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484       668,376                  6.63%

US Clearing Corp.
FBO 160-23887-10
26 Broadway
New York, NY  10004-1703          700,577                  6.95%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit
of its Customers
ATTN: Fund Admin. (97AU4)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484       405,951                  16.96%

Dean Witter Reynolds
ATTN: Mutual Fund Opers.
2 Harborside Plaza 2nd Fl.
Jersey City, NJ  07311            124,747                  5.21%

CLASS C SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483           305,952                  19.73%

MLPF&S
For the Sole Benefit
of its Customers
ATTN: Fund Admin. (97BE7)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6486       374,109                  24.13%

Dean Witter Reynolds
ATTN: Mutual Fund Opers.
2 Harborside Plaza 2nd Fl.
Jersey City, NJ  07311            95,110                   6.14%

Custodian
---------

            State Street Bank and Trust Company, 225 Franklin
Street, Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

            AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the distributors, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New
York, New York.

Independent Auditors
--------------------

            Ernst & Young LLP, 5 Times Square, New York, New York
10036, has been appointed as independent auditors for the Fund.

Yield, Total Return and After-Tax Return Quotations
---------------------------------------------------

            From time to time, a Portfolio states its "yield," "actual distribution rate," average annual total return ("total return"), average annual total return (after taxes on distributions) and average annual total return (after taxes on distributions and redemptions) ("after-tax returns"). Computed separately for each class, a Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Portfolio may advertise a "taxable equivalent yield" that is calculated by assuming that net investment income per share is increased by an amount sufficient to offset the benefit of tax exemptions at the stated income rate. A Portfolio's "actual distribution rate," which may be stated in sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B, and Class C shares.

            Computed separately for each class, a Portfolio's total return and after-tax returns are the average annual compounded rate of return for its most recently completed one, five and ten-year periods (or the period since the Portfolio's inception). Total return and after-tax returns are computed by finding, through the use of formulae prescribed by the Commission, the rate of return over the periods that would equate an assumed initial amount invested to the value of the investment at the end of the period. For the purposes of computing total return and after-tax returns, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Portfolio shares is assumed to have been paid. After-tax returns are an estimate that is based on the highest historical individual federal marginal tax rates and do not reflect the effect of state and local taxes.

Yield Calculations
------------------

                                   30 Day Tax
                    30 Day Tax     Equivalent Yield
                    (period ended  (period ended                Distribution
Fund                10/31/02)      10/31/02)                    Rate
----                ---------      ---------                    ----

Insured National
----------------
      Class A         4.23%             6.89%                   4.39%
      Class B         3.72%             6.06%                   3.92%
      Class C         3.71%             6.04%                   3.92%

National
--------
      Class A         5.36%             8.73%                   5.38%
      Class B         4.88%             7.95%                   4.91%
      Class C         4.88%             7.95%                   4.91%

New York
--------
      Class A         5.20%             9.48%                   5.14%
      Class B         5.33%             9.72%                   4.64%
      Class C         4.72%             8.61%                   4.64%

California
----------
      Class A         4.91%             8.82%                   4.98%
      Class B         4.42%             7.94%                   4.50%
      Class C         4.42%             7.94%                   4.50%

Insured
California
----------
      Class A         3.69%             6.63%                   4.44%
      Class B         3.14%             5.64%                   3.93%
      Class C         3.15%             5.66%                   3.93%

Total Return and After-Tax Returns Calculations
-----------------------------------------------

                                   One Year        Five Year      Ten Year
                                   period ended    period ended   period ended
                                   10/31/02        10/31/02       10/31/02
                                   ---------       ---------      ---------

Insured National
----------------
Class A    Return Before Taxes         (1.28)%        3.53%          5.73%

           Return After Taxes
           on Distributions            (1.32)%        3.18%          5.31%

           Return After Taxes
           on Distributions and
           Sales of Portfolio
           Shares                      .88%           3.51%          5.37%

Class B    Return Before Taxes         (.52)%         3.71%          5.43%*

Class C    Return Before Taxes         1.45%          3.71%          4.82%*

National
--------
Class A    Return Before Taxes         (4.20)%        2.48%          5.14%

           Return After Taxes
           on Distributions            (4.25)%        2.35%          4.95%

           Return After Taxes
           on Distributions and
           Sales of Portfolio
           Shares                      (.63)%         2.93%          5.11%

Class B    Return Before Taxes         (3.47)%        2.68%          4.88%*

Class C    Return Before Taxes         (1.67)%        2.68%          4.31%*

New York
--------
Class A    Return Before Taxes         (1.48)%        3.64%          5.59%

           Return After Taxes
           on Distributions            (1.52)%        3.59%          5.50%

           Return After Taxes
           on Distributions and
           Sales of Portfolio
           Shares                      1.03%          3.89%          5.53%

Class B    Return Before Taxes         (.88)%         3.78%          5.32%*

Class C    Return Before Taxes         .96%           3.77%          4.69%*

California
----------
Class A    Return Before Taxes         (.61)%         4.40%          6.00%

           Return After Taxes
           on Distributions            (.68)%         3.96%          5.93%

           Return After Taxes
           on Distributions and
           Sales of Portfolio
           Shares                      1.50%          4.17%          5.88%

Class B    Return Before Taxes         .14%           4.21%          5.76%*

Class C    Return Before Taxes         2.11%          4.21%          5.19%*

Insured California
------------------
Class A    Return Before Taxes         (.74)%         4.49%          6.00%

           Return After Taxes
           on Distributions            (1.19)%        4.31%          5.75%

           Return After Taxes
           on Distributions and
           Sales of Portfolio
           Shares                      1.15%          4.37%          5.66%

Class B    Return Before Taxes         (.17)%         4.63%          5.66%*

Class C    Return Before Taxes         1.71%          4.63%          5.06%*

------------
*     Inception Dates:
      Insured National, Class B - January 1993, Class C - May 1993 National, Class B - January 1993, Class C - May 1993
      New York, Class B - January 1993, Class C - May 1993
      California, Class B - January 1993, Class C - May 1993
      Insured California, Class B - January 1993, Class C - May
      1993

            The tax equivalent yield calculations assume that the taxpayer is an individual in the highest federal and state (and, if applicable, New York City) income tax bracket, who is not subject to federal or state alternative minimum taxes and who is able to fully deduct state (and, if applicable, New York City) taxes in computing federal taxable income. The tax rates used in these calculations were: federal--38.6%, New York State--6.85%, New York City--3.83% and California--9.30%. The tax equivalent yield is computed by dividing that portion of a Portfolio's yield that is tax-exempt by one minus the applicable marginal income tax rate of 38.6% in the case of the National and the Insured National Portfolios; the combined effective federal and state (and, if applicable, New York City) marginal income tax rates in the case of the New York, California, and Insured California Portfolios) and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt.

            A Portfolio's yield, total return and after-tax returns are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by such Portfolio, its average portfolio maturity and its expenses. Yield total return and after-tax return information is useful in reviewing a Portfolio's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Portfolio is not fixed and will fluctuate in response to prevailing market conditions.

            Advertisements quoting performance ratings of the Portfolios as measured by financial publications or by independent organizations such as Lipper Inc. ("Lipper") and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Portfolios may also from time to time be sent to investors or placed in newspapers, magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

            The Morningstar ratings and the Lipper rankings may be used in advertisements and sales literature relating to such Portfolios.

Additional Information
----------------------

            Any shareholder inquiries may be directed to the shareholder's broker or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

----------------------------------------------------------------

      REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
----------------------------------------------------------------

            The financial statements of Alliance Municipal Income Fund, Inc. and the report of Ernst & Young LLP, independent auditors, are incorporated herein by reference to the Fund's annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report, dated October 31, 2002, was filed on January 6, 2003. The annual report is available without charge upon request by calling AGIS at (800) 227-4618.

----------------------------------------------------------------

                APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS
---------------------------------------------------------------

Standard & Poor's Bond Ratings
------------------------------

            A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

            Debt rated "BB", "B", "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

            The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings
--------------------

            Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans
--------------------------

            Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

            S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay principal and interests will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities
and Commercial Paper
--------------------

            "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch Ratings
International Long-Term Credit Ratings
--------------------------------------

            Investment Grade

            AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

            AA - Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

            A - High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

            BBB - Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

            Speculative Grade

            BB - Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

            B - Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

            CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

            DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

            Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.


Fitch Ratings
International Short-Term Credit Ratings
---------------------------------------

            F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

            F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

            F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

            B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

            C - High default risk. Default is a real possibility.
Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

            D - Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Further Rating Distinctions
---------------------------

            While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements
------------------------------

            For minimum rating(s) requirements for the Portfolios' securities, please refer to "Description of Portfolio(s): Municipal Securities" in the Prospectuses.

----------------------------------------------------------------

              APPENDIX B: FUTURES CONTRACTS AND RELATED OPTIONS
----------------------------------------------------------------

Futures Contracts
-----------------

            Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or U.S. Government securities, or contracts based on financial indices including any index of municipal securities or U.S. Government Securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

            At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

            At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

            Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures
---------------------

            The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

            Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

            The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

            In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts
----------------------------

            Each Portfolio intends to purchase and write options on futures contracts for hedging purposes. The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

            The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

----------------------------------------------------------------

APPENDIX C:  OPTIONS ON MUNICIPAL AND U.S. GOVERNMENT SECURITIES
----------------------------------------------------------------

Options on Municipal and U.S. Government Securities
---------------------------------------------------

            Each Portfolio will only write "covered" put and call options on municipal securities and U.S. Government securities, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Description of the Portfolios - Description of Additional Investment Practices -- Options on Municipal and U.S. Government Securities."

            The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

            The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

            Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

            A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

            An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

            Each Portfolio may write options in connection with buy-and-write transactions; that is, a Portfolio may purchase a security and then write a call option against that security. The exercise price of the call a Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

            The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and a Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price. Out-of- the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

            Each Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

            Each Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

                              PART C
                        OTHER INFORMATION

ITEM 23.    Exhibits

     (a) (1) Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

        (2) Articles of Amendment dated and filed September 27, 1988
- Incorporated by reference to Exhibit (a)(2) to Post-Effective
Amendment No. 25 of the Registrant's Registration Statement on
Form N-1A (File Nos. 33-7812 and 811-4791) filed with the
Securities and Exchange Commission on January 29, 1999.

        (3) Articles Supplementary dated December 30, 1992 and filed December 31, 1992 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 25 of the Registrant's
Registration Statement on Form N-1A (File Nos. 33-7812 and
811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

        (4) Articles Supplementary dated April 29, 1993 and filed April 30, 1993 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

        (5) Articles Supplementary dated and filed May 3, 1993 -
Incorporated by reference to Exhibit (a)(5) to Post-Effective
Amendment No. 25 of the Registrant's Registration Statement on
Form N-1A (File Nos. 33-7812 and 811-4791) filed with the
Securities and Exchange Commission on January 29, 1999.

        (6) Articles Supplementary dated November 30, 1993 and filed December 2, 1993 - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

        (7) Articles Supplementary dated September 30, 1996 and filed October 2, 1996 - Incorporated by reference to Exhibit
(a)(8) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

        (8) Articles Supplementary dated May 21, 1998 and filed July 6, 1998 - Incorporated by reference to Exhibit (a)(8) to
Post-Effective Amendment No. 25 of the Registrant's Registration
Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

     (b) By-Laws of the Registrant - Incorporated by reference to
Exhibit 2 to Post-Effective Amendment No. 24 of the Registrant's
Registration Statement on Form N-1A (File Nos. 33-7812 and
811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

     (c) Not applicable.

     (d) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

     (e) (1) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

        (2) Amendment to Distribution Services Agreement between the and Registrant Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on February 1, 1997.

        (3) Form of Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - Filed herewith.

        (4) Form of Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant - Filed herewith.

     (f) Not applicable.

     (g) (1) Custodian Contract with State Street Bank and Trust Company as assigned to Registrant by Alliance Tax-Free Income Fund, the predecessor of the Registrant - Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

        (2) Assignment to Registrant of the then existing Custodian Agreement between Alliance Tax-Free Income Fund, the predecessor of the Registrant, and State Street Bank and Trust Company -
Incorporated by reference to Exhibit 8(b) to Post-Effective
Amendment No. 24 of the Registrant's Registration Statement on
Form N-1A (File Nos. 33-7812 and 811-4791) filed with the
Securities and Exchange Commission on January 30, 1998.

     (h) (1) Transfer Agency Agreement between Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

        (2) Form of Expense Limitation Undertaking by Alliance Capital Management L.P. - Incorporated by reference to Exhibit h(2) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

     (i) Opinion and Consent of Seward & Kissel LLP - Filed herewith.

     (j) Consent of Independent Auditors - Filed herewith.

     (k) Not applicable.

     (l) Not applicable.

     (m) Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

     (n) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit 18(b) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

     (p) (1) Code of Ethics for the Fund, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (file Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

        (2) Code of Ethics for the Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (file Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000.

     Other Exhibits:

            Powers of Attorney of Ruth S. Block, John D. Carifa, David H. Dievler, John H. Dobkin, William H. Foulk, Jr., Clifford
L. Michel and Donald J. Robinson - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 76 of the Registration Statement on Form N1-A of Alliance Bond Fund, Inc. (File Nos. 333-41375 and 811-08527) filed with the Securities and Exchange Commission on February 27, 2001.

ITEM 24.  Persons Controlled by or under Common Control with Registrant

     None.

ITEM 25.  Indemnification

     It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) in response to Item 23, and Section 10 of the proposed Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d) in response to Item 23 of this Registration Statement, as set forth below.

     Section 2-418 of the Maryland General Corporation Law reads as follows:

     "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND
AGENTS.--(a) In this section the following words have the meaning indicated.

     (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

     (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

     (3) "Expenses" include attorney's fees.

     (4) "Official capacity" means the following:

        (i) When used with respect to a director, the office of director in the corporation; and

        (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

        (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

     (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

     (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

        (b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

                (i) The act or omission of the director was material to the matter giving rise to the proceeding; and

                    1. Was committed in bad faith; or

                    2. Was the result of active and deliberate
               dishonesty; or

                (ii) The director actually received an improper personal benefit in money, property, or services; or

                (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

           (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

               (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

           (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

           (4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

                (i) For a proceeding brought to enforce indemnification under this section; or

                (ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provided otherwise.

        (c) A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

        (d) Unless limited by the charter:

           (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

           (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

           (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

        (e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

           (2) Such determination shall be made:

                (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                (ii) By special legal counsel selected by the board or a committee of the board by vote as set forth in subparagraph (I) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which director who are parties may participate; or

                (iii) By the stockholders.

           (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

           (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

        (f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

           (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

           (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection
(e) of this section.

        (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

        (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

        (i) For purposes of this section:

           (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

           (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

           (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

     (j) Unless limited by the charter:

           (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

           (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

           (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

        (k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

           (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

           (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

        (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

     "EIGHTH: To the maximum extent permitted by the General Corporation Law of the State of Maryland as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers and those persons who, at the request of the Corporation, served or have served another corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities.

     The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties or obligations thereunder.

     The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect Alliance Fund Distributors, Inc. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties thereunder or by reason of reckless disregard of its obligations and duties thereunder.

     The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between the Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. which are filed as Exhibits (a),
(d), and (e)(1), respectively, in response to Item 23 and each of which are incorporated by reference herein.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26    Business and Other Connections of Adviser.

     The descriptions of Alliance Capital Management L.P. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

     The information as to the directors and officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.   Principal Underwriters.

     (a) Alliance Fund Distributors, Inc., the Registrant's
Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc. acts as
Principal Underwriter or Distributor for the following investment companies:

                  AFD Exchange Reserves
                  Alliance All-Asia Investment Fund, Inc.
                  Alliance Americas Government Income Trust, Inc. Alliance Balanced Shares, Inc.
                  Alliance Bond Fund, Inc.
                  Alliance Capital Reserves
                  Alliance Disciplined Growth Fund, Inc.
                  Alliance Dynamic Growth Fund, Inc.
                  Alliance Emerging Market Debt Fund, Inc.
                  Alliance Global Growth Trends Fund, Inc.
                  Alliance Global Small Cap Fund, Inc.
                  Alliance Global Strategic Income Trust, Inc.
                  Alliance Government Reserves
                  Alliance Greater China '97 Fund, Inc.
                  Alliance Growth and Income Fund, Inc.
                  Alliance Health Care Fund, Inc.
                  Alliance High Yield Fund, Inc.
                  Alliance Institutional Funds, Inc.
                  Alliance Institutional Reserves, Inc.
                  Alliance International Premier Growth Fund, Inc. Alliance Mid-Cap Growth Fund, Inc.
                  Alliance Multi-Market Strategy Trust, Inc.
                  Alliance Municipal Income Fund, Inc.
                  Alliance Municipal Income Fund II
                  Alliance Municipal Trust
                  Alliance New Europe Fund, Inc.
                  Alliance Premier Growth Fund, Inc.
                  Alliance Quasar Fund, Inc.
                  Alliance Select Investor Series, Inc.
                  Alliance Technology Fund, Inc.
                  Alliance Variable Products Series Fund, Inc.
                  Alliance Worldwide Privatization Fund, Inc.
                  AllianceBernstein Blended Style Series, Inc.
                  AllianceBernstein Disciplined Value FUnd, Inc. AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Trust
                  AllianceBernstein Utility Income Fund, Inc.
                  Sanford C. Bernstein Fund, Inc.
                  The Alliance Portfolios
                  The Korean Investment Fund, Inc.

     (b) The following are the Directors and Officers of Alliance
Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                               POSITIONS AND                POSITIONS AND
                               OFFICES WITH                 OFFICES WITH
NAME                           UNDERWRITER                  REGISTRANT

Michael J. Laughlin            Director and Chairman

John D. Carifa                 Director                     President,
                                                            Director

Richard K. Saccullo            Director and President

Susan L. Matteson-King         President of Cash
                               Management Services

David Conine                   Executive Vice President

Richard A. Davies              Executive Vice President &
                               Managing Director

Kurt H. Schoknecht             Executive Vice President

Edmund P. Bergan, Jr.          Senior Vice President,       Secretary
                               General Counsel and
                               Secretary

Benji A. Baer                  Senior Vice President

Amy I. Belew                   Senior Vice President

John R. Bonczek                Senior Vice President

John R. Carl                   Senior Vice President

William W. Collins, Jr.        Senior Vice President

Richard W. Dabney              Senior Vice President

Mark J. Dunbar                 Senior Vice President

John C. Endahl                 Senior Vice President

Andrew L. Gangolf              Senior Vice President        Assistant
                               and Assistant General        Secretary
                               Counsel

John Grambone                  Senior Vice President

William B. Hanigan             Senior Vice President

Bradley F. Hanson              Senior Vice President

Geoffrey L. Hyde               Senior Vice President

Robert H. Joseph, Jr.          Senior Vice President

George H. Keith                Senior Vice President

Richard D. Keppler             Senior Vice President

Richard E. Khaleel             Senior Vice President

Henry Michael Lesmeister       Senior Vice President

Shawn P. McClain               Senior Vice President

Daniel D. McGinley             Senior Vice President

Patrick J. Mullen              Senior Vice President

Joanna D. Murray               Senior Vice President

Daniel A. Notto                Senior Vice President

John J. O'Connor               Senior Vice President

Robert E. Powers               Senior Vice President

Domenick Pugliese              Senior Vice President        Assistant
                               and Assistant General        Secretary
                               Counsel

John P. Schmidt                Senior Vice President

Raymond S. Sclafani            Senior Vice President

Gregory K. Shannahan           Senior Vice President

Scott C. Sipple                Senior Vice President

Joseph F. Sumanski             Senior Vice President

Peter J. Szabo                 Senior Vice President

Michael J. Tobin               Senior Vice President

Joseph T. Tocyloski            Senior Vice President

David R. Turnbough             Senior Vice President

Craig E. Welch                 Senior Vice President

Richard A. Winge               Senior Vice President

Emilie D. Wrapp                Senior Vice President
                               and Assistant General
                               Counsel

Keith A. Yoho                  Senior Vice President

Patrick E. Ryan                Vice President and
                               Chief Financial Officer

Gerard J. Friscia              Vice President and
                               Controller

Michael W. Alexander           Vice President

Ricardo Arreola                Vice President

Peter J. Barber                Vice President

Kenneth F. Barkoff             Vice President

Charles M. Barrett             Vice President

Matthew F. Beaudry             Vice President

Gregory P. Best                Vice President

Daniel U. Brakewood            Vice President

Robert F. Brendli              Vice President

Thomas C. Callahan             Vice President

Kevin T. Cannon                Vice President

John M. Capeci                 Vice President

John P. Chase                  Vice President

Doris T. Ciliberti             Vice President

Leo H. Cook                    Vice President

Russell R. Corby               Vice President

Dwight P. Cornell              Vice President

Michael R. Crimmins            Vice President

John W. Cronin                 Vice President

Robert J. Cruz                 Vice President

Daniel J. Deckman              Vice President

Sherry V. Delaney              Vice President

Jennifer M. DeLong             Vice President

Faith C. Deutsch               Vice President

Janet B. DiBrita               Vice President

Richard P. Dyson               Vice President

Adam E. Engelhardt             Vice President

Sohaila S. Farsheed            Vice President

John J. Fennessy               Vice President

Mark D. Gersten                Vice President               Treasurer and
                                                            Chief Financial
                                                            Officer
Thomas R. Graffeo              Vice President

Alan Halfenger                 Vice President

Michael S. Hart                Vice President

Jean-Francois Y. Hautemulle    Vice President

Timothy A. Hill                Vice President

George R. Hrabovsky            Vice President

Dinah J. Huntoon               Vice President

Scott Hutton                   Vice President

Anthony D. Ialeggio            Vice President

Theresa Iosca                  Vice President

Oscar J. Isoba                 Vice President

Danielle M. Klaskow            Vice President

Victor Kopelakis               Vice President

Richard D. Kozlowski           Vice President

Daniel W. Krause               Vice President

Donna M. Lamback               Vice President

P. Dean Lampe                  Vice President

Joseph R. Laspina              Vice President

Eric L. Levinson               Vice President

Laurel E. Linder               Vice President

James M. Liptrot               Vice President

James P. Luisi                 Vice President

Michael F. Mahoney             Vice President

Scott T. Malatesta             Vice President

Kathryn Austin Masters         Vice President

Michael V. Miller              Vice President

Marcia L. Mohler               Vice President

Thomas F. Monnerat             Vice President

Charles B. Nanick              Vice President

Michael F. Nash, Jr.           Vice President

Jamie A. Nieradka              Vice President

Nicole Nolan-Koester           Vice President

Peter J. O'Brien               Vice President

Richard J. Olszewski           Vice President

Albert Orokos                  Vice President

Todd P. Patton                 Vice President

Jeffrey R. Petersen            Vice President

Catherine N. Peterson          Vice President

Mark A. Pletts                 Vice President

James J. Posch                 Vice President

Carol H. Rappa                 Vice President

Arlene L. Reddington           Vice President

Bruce W. Reitz                 Vice President

James A. Rie                   Vice President

Karen C. Satterberg            Vice President

Eileen B. Sebold               Vice President

Stephanie Seminara             Vice President

Richard J. Sidell              Vice President

Teris A. Sinclair              Vice President

Rayandra E. Slonina            Vice President

Bryant B. Smith                Vice President

Jeffrey C. Smith               Vice President

Eileen Stauber                 Vice President

Gordon Telfer                  Vice President

Elizabeth K. Tramo             Vice President

Benjamin H. Travers            Vice President

Marie R. Vogel                 Vice President

Wayne W. Wagner                Vice President

Jesse L. Weissberger           Vice President

Mark E. Westmoreland           Vice President

Paul C. Wharf                  Vice President

Scott Whitehouse               Vice President

Matthew Witschel               Vice President

Michael A. Wolfsmith           Vice President

Stephen P. Wood                Vice President

Richard J. Appaluccio          Assistant Vice
                               President

Omar J. Aridi                  Assistant Vice
                               President

Joseph D. Asselta              Assistant Vice
                               President

Andrew Berger                  Assistant Vice
                               President

Susan Bieber                   Assistant Vice
                               President

Paul G. Bishop                 Assistant Vice
                               President

Henry Brennan                  Assistant Vice
                               President

Alan T. Brum                   Assistant Vice
                               President

Mark S. Burns                  Assistant Vice
                               President

Maria L. Carreras              Assistant Vice
                               President

Judith A. Chin                 Assistant Vice
                               President

Jorge Ciprian                  Assistant Vice
                               President

Jeffrey T. Coghan              Assistant Vice
                               President

Kenneth J. Connors             Assistant Vice
                               President

Shawn M. Conroy                Assistant Vice
                               President

Jean A. Coomber                Assistant Vice
                               President

Ralph A. DiMeglio              Assistant Vice
                               President

Bernard J. Eng                 Assistant Vice
                               President

Jeffrey M. Eschert             Assistant Vice
                               President

Michael J. Eustic              Assistant Vice
                               President

Marci Green                    Assistant Vice
                               President

Arthur F. Hoyt, Jr.            Assistant Vice
                               President

Mark W. Hubbard                Assistant Vice
                               President

David A. Hunt                  Assistant Vice
                               President

Kumar Jagdeo II                Assistant Vice
                               President

Michael J. Kawula              Assistant Vice
                               President

Elizabeth E. Keefe             Assistant Vice
                               President

Edward W. Kelly                Assistant Vice
                               President

Thomas J. Khoury               Assistant Vice
                               President

Jeffrey M. Kusterer            Assistant Vice
                               President

Evamarie C. Lombardo           Assistant Vice
                               President

Daniel K. McGouran             Assistant Vice
                               President

Richard F. Meier               Assistant Vice
                               President

Steven M. Miller               Assistant Vice
                               President

Jeffrey D. Mosco               Assistant Vice
                               President

John J. Multhauf               Assistant Vice
                               President

Alex E. Pady                   Assistant Vice
                               President

Wandra M. Perry-Hartsfield     Assistant Vice
                               President

Rizwan A. Raja                 Assistant Vice
                               President

Christian C. Reimer            Assistant Vice
                               President

Brendan J. Reynolds            Assistant Vice
                               President

Lauryn A. Rivello              Assistant Vice
                               President

Christopher P. Rodney          Assistant Vice
                               President

Peter V. Romeo                 Assistant Vice
                               President

Jessica M. Rozman              Assistant Vice
                               President

Michelle Y. Ryba               Assistant Vice
                               President

Christina Santiago             Assistant Vice
                               President and
                               Counsel

Matthew J. Scarlata            Assistant Vice
                               President

John Scialabba                 Assistant Vice
                               President

Orlando Soler                  Assistant Vice
                               President

Nancy D. Testa                 Assistant Vice
                               President

Elsia M. Vasquez               Assistant Vice
                               President

Tracianne Williams             Assistant Vice
                               President

Nina C. Wilkinson              Assistant Vice
                               President

Mark R. Manley                 Assistant Secretary

     (c) Not applicable.

ITEM 28.   Location of Accounts and Records.

     The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094, and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.   Management Services

           Not applicable.

ITEM 30.   Undertakings

                            SIGNATURE
                            ---------

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York and the State of New York, on the 30th day of January, 2003.

                        ALLIANCE MUNICIPAL INCOME FUND, INC.


                                    John D. Carifa*
                                    Chairman and President


                                    By: /s/ Andrew L. Gangolf
                                    -----------------------------
                                          *(Attorney-in-fact)
                                          Andrew L. Gangolf


     Pursuant to the requirements of the Securities Act of l933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

      SIGNATURE                      TITLE             DATE
      ---------                      -----             ----

      Principal
      Executive Officer

      John D. Carifa*                Chairman and      January 30, 2003
                                     President


      By:   /s/ Andrew L. Gangolf
            ---------------------
            *(Attorney-in-fact)
            Andrew L. Gangolf

      Principal Financial
      and Accounting Officer



       By:   /s/ Mark D. Gersten     Treasurer and     January 30, 2003
             -------------------     Chief Financial
             Mark D. Gersten         Officer


      All of the Directors

      David H. Dievler*
      Ruth S. Block*
      John D. Carifa*
      John H. Dobkin*
      William H. Foulk, Jr.*
      Clifford L. Michel*
      Donald J. Robinson*


      By:   /s/ Andrew L. Gangolf
            -----------------------                    January 30, 2003
            *(Attorney-in-fact)
            Andrew L. Gangolf

                        Index to Exhibits
                        -----------------

Exhibit No.       Description of Exhibits
-----------       -----------------------

(e)(3)             Form of Selected Dealer Agreement
(e)(4)             Form of Selected Agent Agreement
(i)                Opinion and Consent of Seward & Kissel LLP
(j)                Consent of Independent Auditors


00250.0011 #369214 v2